UNITED STATES SECURITIES

AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[x]	Definitive Information Statement

BRAZIL INTERACTIVE MEDIA, INC.

(Name of Registrant as Specified in Its Charter)

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BRAZIL INTERACTIVE MEDIA, INC.

3457 Ringsby Court, Unit 111

Denver, Colorado 80216-4900

NOTICE OF WRITTEN CONSENT IN LIEU OF MEETING OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

Notice is hereby given to you that all members of our board of directors and the holders of a majority of the outstanding shares of our common stock have, by written consent in lieu of a stockholders’ meeting, approved and authorized the Company to: (1) enter into the Agreement and Plan of Merger, dated as of May 15, 2014, by and among the Company, Cannamerica, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and Hollister & Blacksmith, Inc. d/b/a American Cannabis Consulting, Inc., a Colorado corporation, and perform the transactions contemplated thereby (2) file the necessary certificates of merger to effectuate the transactions contemplated by the Agreement and Plan of Merger; (3) file a Certificate of Amendment to the Company’s Restated Certificate of Incorporation, as amended, to change the Company’s name to “American Cannabis Company, Inc.” upon the effectiveness of the transactions contemplated by the Agreement and Plan of Merger; and (4) enter into the Separation and Exchange Agreement, dated as of May 16, 2014, by and among the Company, BIMI, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and Brazil Investment Holding, LLC, a Delaware limited liability company and the majority stockholder of the Company, and perform the transactions contemplated thereby.

Holders of a majority of the outstanding shares of our common stock, being approximately 77.30%, approved the foregoing corporate actions pursuant to a written consent, such holders reflecting shares of our common stock held prior to the transactions contemplated by the Agreement and Plan of Merger or the Separation and Exchange Agreement.

This Notice and the accompanying Information Statement is being made available on or about September 9, 2014  to all of our stockholders of record at the close of business on April 30, 2014.

In accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the corporate actions will be effective no earlier than twenty (20) days after this Information Statement has been made available to our stockholders.

By Order of the Board of Directors,

/s/ Corey Hollister

Corey Hollister, Chief Executive Officer

Denver, Colorado

September 9, 2014

INFORMATION STATEMENT

OF

BRAZIL INTERACTIVE MEDIA, INC.

3457 Ringsby Court, Unit 111

Denver, Colorado 80216-4900

NOTICE OF WRITTEN CONSENT IN LIEU OF MEETING OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Brazil Interactive Media, Inc., a Delaware corporation (the “Company,” “we,” “our,” or “us”), is making this Information Statement available on or about September 9, 2014  to all the Company’s stockholders of record as of April 30, 2014   (the “record date”).  As of the record date, 45,279,114 shares of our common stock were issued and outstanding.

Each outstanding share of our common stock is entitled to one vote per share. Holders of approximately 77.30% of the outstanding shares of our common stock prior to the transactions referenced herein have, by written consent in lieu of a stockholders’ meeting (the “Written Consent”), approved and authorized the Company to: (1) enter into the Agreement and Plan of Merger, dated as of May 15, 2014, by and among the Company, Cannamerica, Inc. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of the Company, and Hollister & Blacksmith, Inc. d/b/a American Cannabis Consulting, Inc. (“ACC”), a Colorado corporation (the “Merger Agreement”), and perform the transactions contemplated thereby (2) file the necessary certificates of merger to effectuate the transactions contemplated by the Agreement and Plan of Merger; (3) file a Certificate of Amendment to the Company’s Restated Certificate of Incorporation, as amended, to change the Company’s name to “American Cannabis Company, Inc.” upon the effectiveness of the transactions contemplated by the Agreement and Plan of Merger; and (4) enter into the Separation and Exchange Agreement, dated as of May 16, 2014, by and among the Company, BIMI, Inc. (“BIMI”), a Delaware corporation and wholly-owned subsidiary of the Company, and Brazil Investment Holding, LLC (“Holdings”), a Delaware limited liability company and the majority stockholder of the Company (the “Separation Agreement”), and perform the transactions contemplated thereby.

This Information Statement is being made available pursuant to the requirements of Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to inform holders of our common stock who were entitled to consent to the matters authorized by the Written Consent. This Information Statement also constitutes notice of the actions that have been approved pursuant to the Written Consent for purposes of Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).

Because the Written Consent was executed by holders representing approximately 77.30% of the outstanding shares of our common stock on the record date, which was prior to the transactions contemplated by the Merger Agreement and Separation Agreement, no vote or consent of any other stockholder is being, or will be, solicited in connection with the authorization of the matters set forth in the Written Consent. Under the DGCL and our Bylaws, the votes represented by the holders signing the Written Consent are sufficient in number to authorize the matters set forth in the Written Consent, without the vote or consent of any other stockholder of the Company.  The DGCL provides that any action that is required to be taken, or that may be taken, at any annual or special meeting of stockholders of a Delaware corporation may be taken, without a meeting, without prior notice and without a vote, if a written consent, setting forth the action taken, is signed by the holders of outstanding capital stock having not less than the minimum number of votes necessary to authorize such action.

Based on the foregoing, our board of directors (our “Board”) has determined not to call a meeting of stockholders to approve the transactions contemplated by the Written Consent.

TABLE OF CONTENTS

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to our Bylaws and the DGCL, a vote by the holders of at least a majority of our outstanding shares of common stock was required to approve the corporate actions set forth in the Written Consent. Our Restated Certificate of Incorporation, as amended, does not authorize cumulative voting. As of the record date, 45,279,114 shares of our common stock were issued and outstanding, of which 22,684,836 shares were required to pass any stockholder resolutions. Brazil Investment Holding LLC, formerly named Brazil Interactive Holdings, LLC (the “Consenting Stockholder”), was the record and/or beneficial owner of 35,000,000 shares of the outstanding shares of our common stock outstanding on the record date, which was prior to the transactions contemplated by the Merger Agreement and Separation Agreement. Accordingly, the Consenting Stockholder represented approximately 77.30% of the issued and outstanding shares of our common stock as of such date. Pursuant to Section 228 of the DGCL, the Consenting Stockholder voted in favor of the actions described herein in a written consent, dated the record date. No consideration was paid for any stockholder’s consent.

PROPOSED TRANSACTION

The transactions contemplated by the Merger Agreement include the following:

·	Pursuant to the Merger Agreement, Merger Sub will merge with and into ACC, with ACC continuing as the surviving corporation.

·	Upon completion of the transactions contemplated by the Merger Agreement, each issued and outstanding share of ACC common stock will be exchanged for shares of our common stock, each share of Merger Sub will be converted and exchanged for one share of common stock of ACC and we will change our name to “American Cannabis Company, Inc.”

·	Pursuant to the Separation Agreement, the Company shall distribute all shares of common stock of BIMI held by the Company in exchange for all of the Company’s common stock held by Holdings.

The foregoing does not purport to fully describe the transactions contemplated by the Merger Agreement and/or Separation Agreement. See the sections entitled “Merger Agreement” and “Separation Agreement”, and the Merger Agreement and Separation Agreement each of which is attached as Exhibit A and Exhibit B, respectively, hereto.

VOTING SECURITIES

Voting Securities of the Company

Our authorized capital stock consists of 100,000,000 shares of common stock, $0.00001 par value per share, and 5,000,000 shares of blank check preferred stock, par value $0.01 per share. As of April 30, 2014, there were 45,279,114 shares of our common stock issued and outstanding.

We anticipate that there will be 40,300,000 shares of our common stock issued and outstanding as of the date that all transactions contemplated by the Merger Agreement and Separation Agreement have been consummated (such date being hereinafter referred to as, the “Post-Transaction Date”).

Authorization or Issuance of Securities Otherwise than for Exchange

Common Stock As Consideration For Merger

Upon the consummation of the transactions contemplated by the Merger Agreement, we shall issue 31,710,628 shares of common stock as consideration for the transactions contemplated thereby. As a result of the issuance of common stock as consideration for the transactions contemplated by the Merger Agreement, ACC’s former stockholders will own approximately 70% of our common stock with a corresponding dilution to our current stockholders.

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Common Stock

The following description is a summary of the material terms of our common stock. Because it is only a summary, it does not contain all the information that may be important to you. For a more thorough understanding of the terms of our common stock, you should refer to our Amended and Restated Articles of Incorporation, as amended.

The holders of our common stock are entitled to dividends as our board of directors may declare, from time to time, from funds legally available therefor, subject to the preferential rights of the holders of our preferred stock, if any, and any contractual limitations on our ability to declare and pay dividends. The holders of our common stock are entitled to one vote per share on any matter to be voted upon by stockholders, subject to certain exceptions relating, among other matters, to our preferred stock, if any. Our Amended and Restated Articles of Incorporation, as amended, do not provide for cumulative voting in connection with the election of directors. Our bylaws provide that all director elections shall be determined by a plurality of the votes cast, and except as required by law, our Amended and Restated Articles of Incorporation, as amended, or our bylaws, all other matters shall be determined by a majority vote. At any meeting of the stockholders, holders of a majority in voting power of the shares issued and outstanding and entitled to vote at such meeting of stockholders will constitute a quorum at such meeting of the stockholders for the transaction of business, subject to the voting rights of our preferred stock, if any. No holder of our common stock has any preemptive right to subscribe for any shares of our common stock issued in the future.

Upon any voluntary or involuntary liquidation, dissolution, or winding up of our affairs, the holders of our common stock are entitled to share ratably in all assets available for distribution after payment of creditors, subject to prior distribution rights of our preferred stock, if any.

Security Ownership of Certain Beneficial Owners of More than Five Percent of our Common Stock

The following table sets forth information regarding each stockholder who will beneficially own more than five percent of our common stock as of the Post-Transaction Date. Except as otherwise indicated, we believe, based on information furnished by such persons, that each person listed below has sole voting and investment power over the voting securities shown as beneficially owned, subject to community property laws, where applicable. Beneficial ownership is determined under the rules of the Securities and Exchange Commission (“SEC”) and includes any shares which the person has the right to acquire within 60 days after the Post-Transaction Date through the exercise of any stock option, warrant or other right.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Corey Hollister 5316 Rustic Ave. Firestone, CO 80504	12,684,251 (2)	31.47%
Ellis Smith 5163 Raleigh St. Denver, CO 80212	12,684,251 (3)	31.47%
Anthony Baroud 2225 East Oakton Street Arlington Heights, IL 60005	4,756,594 (4)	11.80%
Dutchess Opportunity Fund II LP 50 Commonwealth Ave., Suite 2 Boston, MA 02116	4,668,837 (5)	11.33	% (6)

____________________________

(1)	The percentages are based on 40,300,000 shares of our common stock outstanding as of the Post-Transaction Date, plus shares of common stock that may be acquired by the beneficial owner within 60 days after the Post-Transaction Date, by exercise of stock conversions and/or warrants.
(2)	Shares beneficially owned by Mr. Corey Hollister consist of issued common stock (12,684,251 shares) held in his name.
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(3)	Shares beneficially owned by Mr. Ellis Smith consist of issued common stock (12,684,251 shares) held in his name.
(4)	Shares beneficially owned by Mr. Anthony Baroud consist of issued common stock (4,756,594 shares) held in his name.
(5)	Shares beneficially owned are aggregated without regard to the 4.99% Blocker (defined below), and consist of (i) issued common stock (3,775,087 shares) and (ii) shares of common stock issuable upon the conversion of that certain Debenture, dated April 24, 2014 (the “Dutchess Debenture”), issued by the Company (893,750 shares), all held in the name of Dutchess Opportunity Fund II LP, of which Michael Novielli is a managing director and has shared voting and dispositive power over the securities. Certain debentures issued by the Company, including the Dutchess Debenture, contain a provision which prevents the Company from effecting the conversion or exercise of the debenture, to the extent that, as a result of such conversion or exercise, the holder beneficially owns more than 4.99%, in the aggregate, of the issued and outstanding shares of the Company's common stock calculated immediately after giving effect to the issuance of shares of common stock upon the conversion or exercise (the “4.99% Blocker”).
(6)	Dutchess Opportunity Fund II LP would beneficially own 11.33% of our issued and outstanding common stock upon exercise of the Dutchess Debenture, which contains the 4.99% Blocker. We anticipate that Dutchess Opportunity Fund II LP will beneficially own 9.37% of our issued and outstanding common stock as of the Post-Transaction Date.

Security Ownership of Management

The following table sets forth the number of shares of our common stock beneficially owned as of the Post-Transaction Date by our directors, executive officers and our directors and executive officers as a group. Beneficial ownership is determined under the rules of the SEC and includes any shares which the person has the right to acquire within 60 days after the Post-Transaction Date through the exercise of any stock option, warrant or other right.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)

Corey Hollister	12,684,251 (2)	31.47%
Themistocles Psomiadis	1,514,900 (3)	3.76%
Michael Novielli	5,014,863 (4)	12.17	% (5)
Officers and Directors as a group (3 persons)	19,214,014	46.64	% (6)

_____________________________

(1)	The percentages are based on 40,300,000 shares of our common stock outstanding as of the Post-Transaction Date, plus shares of common stock that may be acquired by the beneficial owner within 60 days after the Post-Transaction Date, by exercise of stock conversions and/or warrants.
(2)	Mr. Corey Hollister is our Chief Executive Officer, and is a director. Shares beneficially owned by Mr. Hollister consist of issued common stock (12,684,251 shares) held in his name.
(3)	Mr. Themistocles Psomiadis is a director. Shares beneficially owned by Mr. Psomiadis consist of issued common stock (1,514,900 shares) held in his name.
(4)	Mr. Michael Novielli is a director. Shares beneficially owned by Mr. Novielli are aggregated without regard to the 4.99% Blocker, and consist of (i) issued common stock (3,824,835 shares) of which Michael Novielli has shared dispositive power over due to his ownership in Dutchess Opportunity Fund II LP, Dutchess Advisors LLC, Dutchess Private Equities Fund II LP and Dutchess Private Equities Fund, Ltd.; (ii) previously-issued common stock (296,278 shares) held by Dutchess Global Strategies Fund LLC of which Michael Novielli has sole voting and dispositive power over; and (iii) shares of common stock issuable upon the conversion of the Dutchess Debenture (893,750 shares), which is subject to the 4.99% Blocker, held in the name of Dutchess Opportunity Fund II LP, of which Michael Novielli has shared voting and dispositive power over.

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(5)	Mr. Novielli would beneficially own 12.17% of our issued and outstanding common stock upon exercise of the Dutchess Debenture, which contains the 4.99% Blocker. We anticipate that Mr. Novielli will beneficially own 10.23% of our issued and outstanding common stock as of the Post-Transaction Date.
(6)	All of our officers and directors as a group would beneficially own 46.64% of our issued and outstanding common stock upon exercise of the Dutchess Debenture, which contains the 4.99% Blocker. We anticipate that all of our officers and directors as a group will beneficially own 45.46% of our issued and outstanding common stock as of the Post-Transaction Date.

Change of Control

Pursuant to the terms of the Merger Agreement, and upon the effectiveness of the transactions contemplated thereby, ACC will become our wholly-owned subsidiary. In exchange for 100% of the common stock of ACC, ACC’s former shareholders will collectively own approximately 70% of our common stock on a fully-diluted basis. Among ACC’s former shareholders, Corey Hollister and Ellis Smith will each beneficially own approximately 31.47% of our common stock, and Anthony Baroud will beneficially own approximately 11.80% of our common stock.

Pursuant to the terms of the Merger Agreement and upon the effectiveness of the transactions contemplated thereby, including the effectiveness of the Company’s Schedule 14f-1, Themistocles Psomiadis and Michael Novielli will resign from our Board, and Mr. Corey Hollister will appoint new members to our Board to fill the vacancies created by the resignations of Messrs. Psomiadis and Novielli. In addition, because of the change in composition of our Board and the issuance of securities pursuant by the Merger Agreement, there will be a change of control of the Company upon the effectiveness of the transactions contemplated by the Merger Agreement.

Consummation of the transactions contemplated by the Merger Agreement is also conditioned upon, among other things, preparation, filing and distribution to our stockholders of this Information Statement. There can be no assurance that the transactions contemplated by the Merger Agreement will be completed.

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OVERVIEW OF BUSINESS

Brazil Interactive Media, Inc.

Corporate Overview

The Company is a publicly listed company quoted on the OTCQB under the symbol “BIMI.” The Company is a Delaware corporation formed on September 24, 2001 with the name Naturewell, Incorporated, which in the first quarter of 2013, became Brazil Interactive Media, Inc. through a merger that resulted in the Company becoming the owner of a Brazilian interactive television technology and television production company, BIMI, Inc. Prior to 2013, the Company business was the research and development of healthcare products intended for a variety of health conditions. On May 9, 2008, the Company completed the sale of essentially all of its assets, as a result becoming a shell company as defined under Rule 12b-2 of the Exchange Act. As described below, the Company ceased to be a shell company when it acquired a Brazilian television and interactive media technology company in March of 2013.

Since the merger on March 13, 2013 and until the effectiveness of the Separation Agreement, the Company has been the parent of Brazil Interactive Media Participações, Ltda., a Brazilian holding company, which through its wholly-owned subsidiary, EsoTV Brasil Promoção Publicidade Licenciamento e Comércio Ltda., combines live television broadcasts with interactive media technology and telecommunications components. Specifically, the Company has been in the business of producing live TV shows using interactive media technology to generate revenue with an interactive telephone calling component using its own unique and proprietary television programs that include quiz shows, games, psychics and live chat formats.

Market For Common Equity, Related Stockholder Matters And Issuer Purchases of Equity Securities

Market Information

The Company’s common stock is currently quoted on the OTCQB under the ticker symbol BIMI. The following table sets forth the high and low closing prices per share for the Company's Common Stock for the prior two years and 2014 quarters to date:

	HIGH	LOW
Fiscal Year 2012:
First Quarter	0.0002	0.0001
Second Quarter	0.0002	0.0001
Third Quarter	0.0002	0.0001
Fourth Quarter	0.0001	0.0001

Fiscal Year 2013:
First Quarter	0.0003	0.0001
Second Quarter	0.0004	0.0001
Third Quarter	1.0000	0.2100
Fourth Quarter	1.0000	0.0750

Fiscal Year 2014:
First Quarter	0.7600	0.0500
Second Quarter	1.5000	0.1100
Third Quarter (through August 31, 2014)	1.4500	0.9100

Holders

As of August 31, 2014, there were 486 holders of record of the Company’s common stock.

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Dividends

The Company has not paid cash dividends on its capital stock since inception and does not have any plans to do so in the future. The Company currently intends to retain earnings, if any, for use in its business.

Equity Compensation Plans

The Company does not currently have an equity compensation plan.

Employees

The Company contracts with thirty-six independent technical television engineers, television production staff, financial staff, and clerical and administrative support persons on an on-going as-needed basis. The majority of the Company’s third-party contractors are members of a Brazilian television industry labor union, in accordance with Brazilian law. There are no employment agreements.

Intellectual Property

In order to protect its proprietary television program formats and designs, the Company has applied for several trademarks with the Brazilian patent and trademark office.

Customer Base

The Company’s overall target audience consists of members of the Brazilian television viewing public who use cellular telephones. During the third quarter of 2013, the Company began a focused effort to identify and categorize its client base, to allow it to better customize its live programming to maximize viewer participation, as well as prepare for the addition of advertising to the Company’s revenue model and better inform the creative process of its new product development. Previously, its business model, where income flows from third-party telecommunications providers who bill the Company’s customers directly, did not allow the Company access to detailed information regarding the Company’s customers. Beginning in the third quarter of 2013 the Company employed new systems operated by its technical and production teams to create and maintain a constantly updated database of comprehensive information regarding its customers. This database allows the Company to match the style and content of its production to the preferences of its clients.

Competition

The Company is unaware of any direct competition with the Company’s products or services in the Brazilian market.

Properties

The Company does not own any real estate. The Company leases its principal office at 3457 Ringsby Ct., Unit 111, Denver, Colorado 80216 with a month-to-month lease payment of $2,000 per month.

The Company has no plans to acquire any property in the immediate future. The Company believes that its current facilities are adequate for its needs through the next twelve months, and that, should it be needed, suitable additional space will be available to accommodate expansion of the Company’s operations.

Legal Proceedings

The Company is not currently a party to any pending legal proceedings, and there are no material legal proceedings that have been threatened against the Company of which its management is aware.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

There have been no changes or disagreements with the Company’s accountants on accounting and financial disclosure.

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Hollister & Blacksmith, Inc. (d/b/a American Cannabis Consulting, Inc.)

Corporate Overview

ACC was incorporated as Hollister & Blacksmith, Inc. on March 5, 2013 under the laws of the State of Colorado. ACC is based out of Denver, CO, and operates a fully integrated business model that features end-to-end solutions for businesses operating in the cannabis industry in states and countries where cannabis is regulated and has been de-criminalized for medical use and/or legalized for recreational use.

ACC provides its clients end-to-end solutions based on its specialized knowledge of and experience with operating in regulated cannabis industries. ACC is both a consulting and advisory service provider and a supplier of products and equipment to businesses operating in this unique industry.

Products and Services

ACC’s service and product offerings including the following:

•	Guiding clients through state and local cannabis business license application processes;
•	Designing and implementing standard operating procedures and policies to ensure compliance with the legal regulations of the cannabis industry;
•	Assisting clients in monitoring their business to ensure compliance with laws and regulations of the cannabis industry as well as optimal business operation;
•	Educating and training ACC’s clients on ACC’s proven processes and techniques for maximum yields of pharmaceutical grade cannabis in regulated commercial cultivation environments;
•	Advising and consulting clients on the acquisition and start-up of cannabis businesses;
•	Supplying customers with a variety of products that support all phases of their cannabis business, including:
○	The Satchel™, a child-resistant exit bag that will assist owners and operators in the industry mitigate the risk of having product end up in the hands of unintended individuals;
○	A commercial scale cultivation solution for use in regulated cannabis markets, which provides environmental controls, increases security, and achieves lean manufacturing for ACC’s customers; and
•	Researching, designing, developing, and bringing to market new products for the specific needs of the cannabis industry that help ACC’s customers operate their cannabis business on a daily basis.

Market For Common Equity, Related Stockholder Matters And Issuer Purchases of Equity Securities

Market Information

ACC's common stock is not currently traded on any exchange.

Dividends

ACC has not paid cash dividends on its stock since inception and has no intention to do so in the foreseeable future.

Equity Compensation Plans

ACC does not currently have an equity compensation plan.

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Market Conditions and Government Regulation

Twenty-two states, and the District of Columbia, have adopted laws that exempt patients from state criminal penalties who use medicinal cannabis under a physician’s supervision. These are generally referred to collectively as the states that have de-criminalized medicinal cannabis, although there is a subtle difference between de-criminalization and legalization, and each state’s laws are different. It is estimated that the de-criminalized cannabis industry exceeded $1 billion in 2013, and is expected to continue to grow in 2014.

ACC’s business model includes rigorous due diligence to verify the legality of its activities as it realizes that there is a discrepancy between the laws in some states, which permit the distribution and sale of medical and recreational cannabis, from federal law that prohibits any such activities. The Controlled Substances Act (“CSA”), 21 U.S.C. § 811, makes it illegal under federal law to manufacture, distribute, or dispense cannabis. Many states impose and enforce similar prohibitions. Notwithstanding the federal ban, 22 states and the District of Columbia have legalized certain cannabis-related activity. These include: Alaska, Michigan, Oregon, Arizona, Hawaii, Montana, Rhode Island, California, Illinois, Nevada, Vermont, Colorado, Maine, New Hampshire, Washington, Connecticut, Maryland, New Jersey, Delaware, Massachusetts, New Mexico, Minnesota and the District of Columbia.

In light of these developments, U.S. Department of Justice Deputy Attorney General James M. Cole issued a memorandum (the “Cole Memo”) to all United States Attorneys providing updated guidance to federal prosecutors concerning cannabis enforcement under the CSA. The Cole Memo guidance applies to all of DOJ’s federal enforcement activity, including civil enforcement and criminal investigations and prosecutions, concerning cannabis in all states.

The Cole Memo reiterates Congress’s determination that cannabis is a dangerous drug and that the illegal distribution and sale of cannabis is a serious crime that provides a significant source of revenue to large-scale criminal enterprises, gangs, and cartels. The Cole Memo notes that DOJ is committed to enforcement of the CSA consistent with those determinations. It also notes that DOJ is committed to using its investigative and prosecutorial resources to address the most significant threats in the most effective, consistent, and rational way.

In furtherance of those objectives, the Cole Memo provides guidance to DOJ attorneys and law enforcement to focus their enforcement resources on persons or organizations whose conduct interferes with any one or more of the following important priorities:

•	preventing the distribution of cannabis to minors;

•	preventing revenue from the sale of cannabis from going to criminal enterprises, gangs, and cartels:

•	preventing the diversion of cannabis from states where it is legal under state law in some form to other states;

•	preventing state-authorized cannabis activity from being used as a cover or pretext for the trafficking of other illegal drugs or other illegal activity;

•	preventing violence and the use of firearms in the cultivation and distribution of cannabis;

•	preventing drugged driving and the exacerbation of other adverse public health consequences associated with cannabis use;

•	preventing the growing of cannabis on public lands and the attendant public safety and environmental dangers posed by cannabis production on public lands; and

•	preventing cannabis possession or use on federal property.

Deputy Attorney General Cole is issuing supplemental guidance directing that prosecutors also consider these enforcement priorities with respect to federal money laundering, unlicensed money transmitter, and offenses predicated on cannabis-related violations of the CSA.

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Employees

As of August 31, 2014, ACC had six full time employees.

Intellectual Property

ACC has filed a patent application for a child-resistant exit bag that assists owners and operators in the industry mitigate the risk of having product end up in the hands of unintended individuals. This child-resistant bag was awarded approval by the American Society for Testing and Materials (“ASTM”).

Sales, and Marketing

Sales

ACC generates it revenues primarily from two (2) sources, partnerships with its clients and certain distribution agreements.

·	Network Partnerships - As ACC continues to progress through the phases of a contract, additional revenue streams are gained by the success of its clients. ACC provides a fully integrated business-to-business solution, therefore, as the client tracks towards producing product the relationship continues to expand with future cash flows.

·	Distribution Agreements - ACC has exclusive, preferred and strategic distribution agreements for products that are developed either in house or manufactured by a separate vendor. ACC is able to leverage these agreements to provide a full end-to-end supply chain solution for its customers.

Marketing

ACC markets its products and services using a variety of mediums including trade shows/workshops, speaking engagements, web-based marketing, and referrals.

·	Trade Shows and Workshops - ACC attends industry trade shows and workshops that pertain to the cannabis industry to expand the brand on the business-to-business side. ACC has proudly sponsored workshops and community events that are outside of the industry to improve the community in which it operates.

·	Speaking Engagements - ACC has been asked to speak at several events to expand industry knowledge and gain understanding of the industry. ACC believes it is well positioned to be the bellwether of the industry because of the macro-view of each business around the US and internationally.

·	Web-based Marketing - ACC has built a strong online presence with the SEO work around Google searching. This allows ACC to receive multiple inquiries about new business development as each state releases requirements to gain access to operate in a regulated market.

·	Referrals - ACC has a strong referral base with existing clients recommending ACC’s services and products to new businesses looking to obtain a license in a new market.

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Competitors

ACC is both a consulting and advisory service provider and a supplier of products and equipment, so ACC’s competition varies by the phase of its business. For consulting and advisory services, ACC competes primarily with local consulting firms tailoring to the local market. For supplies and equipment, ACC competes with local and online suppliers and retailers who cater to the cannabis industry. ACC believes its principal competitive advantages are its reputation, its ability to create value for its clients, the ability to provide solutions across all phases of its clients’ businesses, geographic presence, and price. ACC’s main competitors, broken out by the phases of ACC’s business, include:

Application Consulting – This phase of ACC’s business is focused on assisting individuals and businesses through the state application process. ACC’s competitors in this space include:

·	Denver Relief;
·	Fore Front Advisors;
·	Med Man;
·	Quantum 9;
·	Existing Dispensary Owners (Licensing); and
·	Vicente Sederberg.

Consulting Management - This phase of ACC’s business is focused on assisting individuals and businesses to deploy and initiate operations, based on the commitments made by the individuals and businesses to the state during the application process. ACC’s competitors in this space include:

·	Cloud 9; and
·	Advance Cannabis Solutions.

Products and Equipment - ACC is supplier of products and equipment, and the following companies offer competing products and equipment. ACC’s competitors in this space include:

·	Pharm Pods;
·	Batch 64;
·	General Hydro;
·	Sunshine;
·	Growlife;
·	CREEO;
·	GrowBlox; and
·	MedBox.

Description of Property

In May 2014, ACC entered into a month-to-month office lease agreement at 3457 Ringsby Ct., Unit 111,Denver, Colorado 80216 with a lease payment of $2,000 per month. ACC’s phone number is (303) 974-4770. ACC believes that this space will be sufficient for its initial needs, although as funding and revenues become available, and ACC’s operations grow, ACC anticipates finding other office space as needed.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

The following discussion of the financial condition and results of operations of the Company and ACC should be read in conjunction with the financial statements and the related notes thereto included elsewhere in this Information Statement. This Information Statement contains certain forward-looking statements and the future operating results of the Company and ACC could differ materially from those discussed herein. Certain statements contained in this Information Statement, including, without limitation, statements containing the words “believes”, “anticipates,” “expects” and the like, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. However, as the Company intends to issue “penny stock,” as such term is defined in Rule 3a51-1 promulgated under the Exchange Act, the Company and ACC are ineligible to rely on these safe harbor provisions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or ACC to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The Company and ACC disclaim any obligation to update any such factors or to announce publicly the results of any revisions of the forward-looking statements contained or incorporated by reference herein to reflect future events or developments, except as required by the Exchange Act.

Brazil Interactive Media, Inc.

The discussion and analysis below should be read in conjunction with the Company’s audited financial statements and notes thereto and unaudited financial statements and notes thereto, each filed as Exhibit C and Exhibit D hereto, respectively.

Results of Operations For the Two Years Ended December 31, 2013 and December 31, 2012

Revenues

The Company had revenue of $7,767,779 and $3,949,624 for the two years ended December 31, 2013 and 2012, respectively, a growth of more than 96%. The growth in the Company’s revenues can be attributed to increased air time due to a variety of TV shows and increased volume of telecom minute calls due to increased audience participation. Additionally, the Company increased the amount of revenue it runs through other telecom co-billing partners at a per-minute revenue share that is substantially higher, and the Company expects to see increased revenue in the future as a result of these changes.

Cost of Revenues

Cost of revenues for the two years ended December 31, 2013 and 2012 were $6,667,446 and $2,518,980, respectively. Cost of revenues consists primarily of cost of media time, television production contractors and prize payouts. The increase in the cost of revenues was directly related to higher media costs due to competitive market pricing demands by the local television stations.

Operating Expenses

Operating expenses for the two years ended December 31, 2013 and 2012 were $5,160,060 and $1,017,224, respectively. The expenses were mainly composed of TV studio rent and maintenance costs, depreciation of equipment, non-TV subcontractor costs, investor relation costs, legal and professional fees, security, traveling expenses, and $3,144,536 of compensation expense from issuance of stock. The increase in operating expenses was a result of the growth in revenues from the various TV shows run by the Company.

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Net (Loss) Income

Net Loss for the two years ended December 31, 2013 and 2012 were $4,500,294 and $329,260. The Company’s losses were attributed to the suspension of one of the Company’s TV shows and lower gross profits from the TV shows throughout the year due to technical issues with the Company’s primary telecom provider’s billing platform, along with compensation expense from common stock issuance related to refinance agreement with a third party. The Company has subsequently transitioned to a new telecom provider with a different billing platform and higher per-minute revenues for the Company. The Company’s experience with its previous telecom provider resulted in lower revenues and gross profits which were not sufficient to cover the Company’s operating expenses.

Liquidity and Capital Resources For the Two Years Ended December 31, 2013 and December 31, 2012

Operating Activities

Cash flows provided and used in operating activities were $55,217 and $194,127, respectively, for the two years ended December 31, 2013 and 2012, respectively. The cash provided for 2013 was due mainly increase in customer collections but offset by a decrease in other related party payables. The cash used in 2012 was due primarily an increase and prepayments and advances, which were, however, offset by an increase in Accounts Payable and Accrued expenses.

Cash flows used in investing activities were $47,806 and $8,450 for the two years ended December 31, 2013 and 2012, respectively. This was mainly attributed to the purchase of TV studio equipment during both years.

Cash flows provided by financing activities for the two years ended December 31, 2013 and 2012 were $36,975 and $173,334, respectively. The $31,705 provided in 2013 was attributed mainly to issuance of stock for cash, offset by repayment of loans to third party. The $173,334 provided in 2012 was mainly attributed to proceeds from notes payable from a related party.

Capital Expenditures

Overall, the Company has funded its cash needs from inception through December 31, 2013 with a series of debt and equity transactions, primarily with related parties. If the Company ise unable to receive additional cash from its related parties, the Company may need to rely on financing from outside sources through debt or equity transactions. The Company’s related parties are under no legal obligation to provide the Company with capital infusions. Failure to obtain such financing could have a material adverse effect on the Company’s operations and financial condition.

The Company had cash of $270,449 on hand as of December 31, 2013. Currently, the Company has enough cash to fund its operations for the next 6 months. This is based on current positive cash flows from operation and potential funding from investor capital groups. Modifications to the Company’s business plans may require additional capital for the Company to operate. For example, if the Company is unable to raise additional capital in the future, this could affect the Company’s ability to purchase media in advance and at a discount. This may result in lower revenues and market share for the Company. In addition, there can be no assurance that additional capital will be available to the Company when needed or available on terms favorable to the Company.

On a long-term basis, liquidity is dependent on continuation and expansion of operations, receipt of revenues, and additional infusions of capital and debt financing. The Company’s current capital and revenues are insufficient to fund such expansion. If the Company chooses to launch such an expansion campaign, it will require substantially more capital. However, there can be no assurance that the Company will be able to obtain additional equity or debt financing in the future, if at all. If the Company is unable to raise additional capital, its growth potential will be adversely affected and the Company will have to significantly modify its plans.

The Company’s success will be dependent upon implementing its plan of operations and the risks associated with its business plan. The Company’s strategy is to purchase TV media in advance and discounted prices which also affect its gross profit. The Company plans to strengthen its position in the market.

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Settlement and Refinancing of Loan Payable and Advances from Third Parties

Until September 3, 2013, the Company had a loan payable in the principal amount of $170,000, with interest compounded at 24% per annum payable in 12 monthly installments and secured by certain depreciable assets of the Company. That previous loan payable was refinanced as part of a settlement agreement, pursuant to which the previous note payable in the amount of $170,000 and other liabilities in the amount of $220,000 were forgiven in return for the new note payable of $200,000 and cash payments of $150,000. In exchange for forgiveness of the 2012 note in the amount of $170,000 and the 2012 media advances in the amount of $220,000, the Company issued a new note in the amount of $200,000, agreed to pay $150,000 in cash, and issued one million restricted common shares, subject to transfer restrictions pursuant to a two-year lock up leak out agreement, valued at $0.30 per share. The new $200,000 note payable carried interest at 10% per annum and is payable in 24 monthly installments, and the $150,000 cash payment was made as a $100,000 lump sum and five monthly installments of $10,000, without interest.

Off-Balance Sheet Arrangements

The Company does not have any off-balance sheet arrangements and it is not anticipated that the Company will enter into any off-balance sheet arrangements.

Results of Operations for the Three Months Ended June 30, 2014 and June 30, 2013

Revenues

The Company had revenue of $2,587,487 and $1,932,132 for the three months ended June 30, 2014 and 2013, respectively. The increase in the Company’s revenues is mainly attributed to a higher billing rate in 2014 negotiated with its new Telecom partner.

Cost of Revenues

Cost of revenues was recorded at $2,173,423 and $1,489,534 during the three months ended June 30, 2014 and 2013, respectively. Cost of revenues consists primarily of cost of media time, television production crew contractors and the cost of prize payouts. The increase in the cost of goods sold is attributed to media pressures in the market, which resulted in higher media pay rates, as well as an increase in media usage.

Operating Expenses

The Company had operating expenses of $1,762,944 and $468,495 for the three months ended June 30, 2014 and 2013, respectively. The expenses were mainly attributed to stock issuances for services rendered to the Company, as well as television studio rent and maintenance costs, depreciation of equipment, subcontractor costs, legal and professional fees, security and traveling expenses.

Net Income

The Company had net loss of $1,321,798 and a net loss of $59,043 for the three months ended June 30, 2014 and 2013, respectively. Net loss for the three months ended June 30, 2014 was due mainly to the expenses for services rendered which were satisfied by equity issuances. The net loss for the three months ended June 30, 20013 was due to insufficient gross profit to cover the Company’s operating expenses.

Results of Operations for the Six Months Ended June 30, 2014 and June 30, 2013

Revenues

The Company had revenue of $4,466,321 and $4,240,137 for the six months ended June 30, 2014 and 2013, respectively. The increase in the Company’s revenues is mainly attributed to a higher billing rate in 2014 negotiated with the Company’s new Telecom partner.

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Cost of Revenues

Cost of revenues was recorded at $4,038,732 and $3,185,803 during the six months ended June 30, 2014 and 2013, respectively. Cost of revenues consists primarily of cost of media time, television production crew contractors and the cost of prize payouts. The increase in the cost of goods sold is attributed to media pressures in the market, which resulted in higher media pay rate.

Operating Expenses

The Company had operating expenses of $2,035,317 and $985,730 for the six months ended June 30, 2014 and 2013, respectively. The expenses were mainly composed of equity issuances for services rendered to the Company as well as television studio rent and maintenance costs, depreciation of equipment, subcontractor costs, legal and professional fees, security and traveling expenses.

Net Income

The Company had net loss of $1,541,347 and net income of $10,835 for the six months ended June 30, 2014 and 2013, respectively. Net loss for the six months ended June 30, 2014 was due to the higher operating expenses from services rendered to the Company, which was satisfied through equity issuances, and also media costs due to market pressures resulting in higher media cost rates. The net income for the six months ended June 30, 20013 was due to the Company’s gross profit level, which was enough to cover its operating expenses

Liquidity and Capital Resources for the Six Months Ended June 30, 2014 and June 30, 2013

Operating Activities

Cash flows used in operating activities were $288,183 and $172,421 for the six months ended June 30, 2014 and 2013, respectively. The $288,183 provided by operating activities for the six months ended June 30, 2014 was due primarily to increase in accounts payable and accrued expenses. However, this was reduced by an increase in other receivables and prepayments and advances to suppliers. The $172,421 cash used in operating activities for the six months ended June 30, 2013 was attributed to mainly to an increase in Customer receivables which was then offset by an increase in accounts payable and accrued expenses due to new negotiated payment terms to vendors.

Cash flows used in investing activities were $50,737 and $0 during the six months ended June 30, 2014 and 2013, respectively. This was mainly attributed to the purchase of television studio and broadcast equipment during the six months ended June 30, 2014.

Cash flows provided by financing activities were $367,139 and $168,556 for the six months ended June 30, 2014 and 2013, respectively. For both periods, these cash flows provided were attributed mainly to equity issuances for preferred stock and debt issuance, as well as bank loan repayments and tax payments made which were offset by bank borrowings.

Capital Expenditures

Overall, the Company has funded its cash needs from inception through June 30, 2014 with a series of debt and equity transactions, primarily with related parties. If the Company is unable to receive additional cash from its related parties, the Company may need to rely on financing from outside sources through debt or equity transactions. The Company’s related parties are under no legal obligation to provide the Company with capital infusions. Failure to obtain such financing could have a material adverse effect on the Company’s operations and financial condition.

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The Company had cash of $313,874 on hand as of June 30, 2014, of which $45,378 was restricted in escrow as part of a loan agreement deal with Bradesco Bank which took effect on July 1, 2014. At the time, the Company had enough cash to fund its operations for the preceding few months. This was based on current positive cash flows from operation and potential funding from investor capital groups. Modifications to the Company’s business plans may require additional capital for the Company to operate. There can be no assurance that additional capital will be available to the Company when needed or available on terms favorable to the Company.

On a long-term basis, liquidity is dependent on continuation and expansion of operations, receipt of revenues, and additional infusions of capital and debt financing. The Company’s then current capital and revenues was insufficient to fund such expansion. If the Company chooses to launch such an expansion campaign, the Company will require substantially more capital. However, there can be no assurance that the Company will be able to obtain additional equity or debt financing in the future, if at all. If the Company is unable to raise additional capital, its growth potential will be adversely affected and the Company will have to significantly modify its plans.

The Company’s success will be dependent upon implementing its plan of operations and the risks associated with the Company’s business plans. The Company’s strategy is to purchase TV media in advance at discounted prices which also affects its gross profit. the Company plans to strengthen its position in the market.

Off-Balance Sheet Arrangements

The Company does not have any off-balance sheet arrangements and it is not anticipated that the Company will enter into any off-balance sheet arrangements.

Hollister & Blacksmith, Inc. (d/b/a American Cannabis Consulting, Inc.)

The discussion and analysis below should be read in conjunction with ACC’s audited financial statements and notes thereto and unaudited financial statements and notes thereto, each filed as Exhibit E and Exhibit F hereto, respectively.

Results of Operations For the Year-Ended December 31, 2013

ACC was incorporated as Hollister & Blacksmith, Inc. on March 5, 2013 under the laws of the State of Colorado. As such, the management’s discussion and analysis of financial condition and results of operations is limited in its comparison of the results of operations for the year-ended December 31, 2013, because ACC had no operations in the year-ended December 31, 2012 from which to compare.

Revenues

ACC had revenues of $75,336 for the year-ended December 31, 2013. Approximately $70,000 of revenues was generated from consulting and advisory services, with the remainder generated from the sale of cultivation supplies.

Cost of Revenues

Cost of revenues consisted primarily of labor, travel, and costs directly attributable to the provision of services or products. During the year-ended December 31, 2013, ACC had $23,257 in cost of revenues, or 30.9% cost of revenues. Cost of revenues for consulting and advisory services was 27.3%, while for cultivation supplies it was 80.2%.

Operating Expenses

ACC had operating expenses of $33,138 for the year-ended December 31, 2013. Operating expenses primarily consisted of wage and related expenses of approximately $17,500, professional fees of approximately $6,000, office and administrative expenses of $4,000, and travel expenses of $3,000.

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Liquidity and Capital Resources

Operating Activities

Net cash provided by operating activities of ACC was $30,410 during the year-ended December 31, 2013. Positive cash flow from operations during the year-ended December 31, 2013 was due primarily to the net income of $18,941 and an increase in deferred revenues of $11,109, plus increases due to director and accrued expenses of $3,006 and $1,698, respectively, offset by the increase in prepayments and accounts receivable in the amount of $4,368 and $1,250, respectively.

Investing Activities

Net cash used in investing activities was $2,251 during the year-ended December 31, 2013, due solely to purchase of office equipment.

Financing Activities

Net cash used by ACC in financing activities was $10,562 during the year-ended December 31, 2013. Positive cash flow from financing activities during the year-ended December 31, 2013 was due to proceeds from the issuance of common stock in the amount of $800, offset by the payment of distributions to ACC’s co-founders of $11,362.

ACC had cash of $17,597 on hand as of December 31, 2013.

ACC anticipates that its operational, and general and administrative expenses for the next 12 months will total approximately $1,000,000. ACC also does not expect any significant additions to the number of contracted service providers or employees, unless financing is raised. The foregoing represents its best estimate of its cash needs based on current planning and business conditions. The exact allocation, purposes and timing of any monies raised in subsequent private financings may vary significantly depending upon the exact amount of funds raised and its progress with the execution of its business plan.

Off Balance Sheet Arrangements

As of December 31, 2013, ACC did not have any off balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

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Results of Operations for the Three Months Ended June 30, 2014 and June 30, 2013

Revenues

ACC had revenues of $105,730 and $4,350 for the three months ended June 30, 2014 and June 30, 2013, respectively. The increase in total revenues was primarily due to the three months ended June 30, 2013 having closely followed the date of incorporation (March 2013) – business operations initially commenced in April 2013. For the three months ended June 30, 2014, approximately $103,540 of revenue was generated from consulting and advisory services, while $2,190 of revenues was generated from the sale of cultivation products and equipment. For the three months ended June 30, 2013, all revenues were generated from consulting and advisory services.

Cost of Revenues

Cost of revenues consisted primarily of labor, travel, and costs directly attributable to the providing of services or product. During the three months ended June 30, 2014, ACC’s total costs of revenues were $57,456, or 54.3% of total revenues. This compares to total costs of revenues for the three months ended June 30, 2013 of $625, or 14.4% of total revenues. The increase in costs of revenues was primarily due to the increase in sales volume achieved following maturation of the business following the April 2013 commencement of operations. For the three months ended June 30, 2014, of total costs of revenues of $57,456, consulting and advisory related costs were $55,464 and costs associated with products and equipment were $1,992. For the three months ended June 30, 2013, $575 of total costs of revenues of $625 related to consulting and advisory services, with the remaining $50 associated with products and equipment.

Operating Expenses

ACC had total operating expenses of $103,959 and $1,821 for the quarters ended June 30, 2014 and June 30, 2013, respectively. This increase reflects the combined effect of the increase in business volume following ACC’s April 2013 beginning of operations and professional fees associated with the anticipated merger transaction. Professional fees, which include legal, auditor, accounting and payroll expenses, were approximately $50,000 for the three months ended June 30, 2014.

Income Taxes

ACC has elected to be treated as an S corporation for income tax purposes as provided in Section 1361 of the Internal Revenue Code. In lieu of corporate income taxes, owners are taxed on their proportionate share of the respective Company’s taxable income. As June 30, 2014 and December 31, 2013, ACC had elected and maintained its status as an S Corporation. ACC believes that it does not have any uncertain tax positions. No provision or liability for federal or state income taxes has been included in the financial statements as of June 30, 2014 and December 31, 2013 and for the three months ended June 30, 2014 and June 30, 2013. Upon completion of the merger transaction, which is expected to become effective during the three months ended September 30, 2014, ACC’s S-corporation election will convert to a taxable entity for income tax purposes.

Other Income (Expense)

Other income (expense) for the three months ended June 30, 2014 was expense of $218, comprised of interest expense. There were no other income (expenses) during the three months ended June 30, 2013.

Net Income (Loss)

As a result of the factors discussed above, net income (loss) for the three months ended June 30, 2014 and June 30, 2013 was $55,903 of net loss and $1,904 of net income, respectively.

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Results of Operations for the Six Months Ended June 30, 2014 Compared to the Period of March 5, 2013 (date of inception) Through June 30, 2013

Revenues

ACC had revenues of $137,042 and $4,350 for the six months ended June 30, 2014 and the period from March 5, 2013 (inception date) through June 30, 2013, respectively. The increase in total revenues was primarily due to the commencement of our operations in April, 2013, which limited business volume during the period from March 5, 2013 to June 30, 2013. For the six months ended June 30, 2014, approximately $127,404 of revenue was generated from consulting and advisory services, while $9,638 of revenues was generated from the sale of cultivation products and equipment. For the period from March 5, 2013 to June 30, 2013, all revenues were generated from consulting and advisory services.

Cost of Revenues

Cost of revenues consisted primarily of labor, travel, and costs directly attributable to the providing of services or product. During the six months ended June 30, 2014, ACC’s total costs of revenues were $83,906, or 61.2% of total revenues. This compares to total costs of revenues for the period from March 5, 2013 to June 30, 2013 of $625, or 14.4% of total revenues. The increase in costs of revenues was primarily due to the increase in sales volume achieved following maturation of the business following the April 2013 commencement of operations. For the six months ended June 30, 2014, of total costs of revenues of $83,906, consulting and advisory related costs were $74,889 and costs associated with products and equipment were $9,017. For the period from March 5, 2013 through June 30, 2013, $575 of total costs of revenues of $625 related to consulting and advisory services, with the remaining $50 associated with products and equipment.

Operating Expenses

ACC had total operating expenses of $143,410 and $1,870 for the six months ended June 30, 2014 and for the period from March 5, 2013 to June 30, 2013, respectively. This increase reflects the combined effect of the increase in business volume following ACC’s April 2013 beginning of operations and professional fees associated with the anticipated merger transaction. Professional fees, which include legal, auditor, accounting and payroll expenses, were approximately $56,000 for the six months ended June 30, 2014.

Other Income (Expense)

Other income (expense) for the six months ended June 30, 2014 was expense of $261, comprised of interest expense. There were no other income (expenses) for the period from March 5, 2013 to June 30, 2013.

Net Income (Loss)

As a result of the factors discussed above, net income (loss) for the six months ended June 30, 2014 and the period from March 5, 2013 to June 30, 2013 was $90,535 of net loss and $1,855 of net income, respectively.

Liquidity and Capital Resources

Operating Activities

Net cash provided by operating activities for the six months ended June 30, 2014 was $73,998, which included net loss of $90,535 and non-cash adjustments reconciling net income to net cash provided by operating activities of $164,533 (an increase of $105,533 in deferred revenue due to higher business volume following further establishment of ACC’s operation, which began in April 2013, and increases of $49,515 in accrued expenses and $46,427 in accounts payable, primarily related to professional fees associated with the anticipated merger transaction, partially offset by increases in inventories of $29,198 and prepaid expenses of $11,479).

For the period March 5, 2013 through June 30, 2013, net cash provided by operating activities was $2,300, which consisted of net income of $1,855 and non-cash adjustments reconciling net income to net cash provided by operating activities $445.

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Investing Activities

Investing activities were a use of cash of $1,250 and $2,250 for the six months ended June 30, 2014 and the period from March 5, 2013 through June 30, 2013, respectively. These uses of cash were due to purchases of property and equipment in support of ACC’s business operations.

Financing Activities

Net cash provided by financing activities was $211,842 for the six months ended June 30, 2014. This was primarily the result of receipts of cash associated with the anticipated merger transaction that relate to the counterparty of the transaction, which resulted in a $215,642 source of cash during the period. This was partially offset by a use of $4,000 for distributions to ACC’s co-founders.

Financing activities provided $50 for the period from March 5, 2013 through June 30, 2013. Distributions to owners of $1,500 were mostly offset through cash provided by transactions with directors of $750 and $800 of proceeds of the issuance of common stock.

We had cash and cash equivalents of $302,187 as of June 30, 2014. We believe our liquidity and capital resources to be adequate to fund ACC’s operational and general and administrative expenses for the next 12 months.

Off Balance Sheet Arrangements

As of June 30, 2014 and December 31, 2013, ACC did not have any off balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Income Taxes

ACC elected to be treated as an S corporation for income tax purposes as provided in Section 1361 of the Internal Revenue Code. In lieu of corporate income taxes, ACC’s owners are taxed on their proportionate share of ACC’s respective taxable income. As of December 31, 2013, ACC had elected and maintained its status as an S Corporation. ACC believes it does not have any uncertain tax positions. No provision or liability for federal or state income taxes has been included in the financial statements.

Critical Accounting Policies

Revenue is recognized in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 605, Revenue Recognition. ACC recognizes revenue when persuasive evidence of an arrangement exists, the related services are rendered or delivery has occurred, the price is fixed or determinable and collectability is reasonably assured.

ACC primarily generates revenues from professional services consulting agreements. These arrangements are generally entered into on a time basis, for a fixed-fee or on a contingent fee basis. Generally, a prepayment or retainer is required prior to performing services.

Revenues from time based engagements are recognized as the hours are incurred by ACC.

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Revenues from fixed-fee engagements are recognized under the completed or proportional performance methods. ACC’s management reviews arrangement to determine whether or not the fixed-fee is for a final deliverable or act which is significant to the arrangement as a whole. If it is, revenue is recognized under the completed performance method, in which revenue is recognize once the final act or deliverable is performed or delivered. Revenue recognized under the proportional performance method is recognized as services are performed. Under this method, ACC estimates the amount of completed work versus the total services to be provided under the arrangement or deliverable in order to determine the amount of revenue to be recognized. Revenue recognition is affected by a number of factors that change the estimated amount of work required to complete the deliverable, such as changes in scope, timing, awaiting notification of license award from local government, and the level of client involvement. Losses, if any, on fixed-fee engagements are recognized in the period in which the loss first becomes probable and reasonably estimable. To date, such losses have not been significant. ACC believes if an engagement terminates prior to completion it can recover the costs incurred related to the services provided.

ACC has some arrangements for which the revenues are contingent upon achieving a pre-determined deliverable or future outcome. Any contingent revenue for these arrangements is not recognized until the contingency is resolved and collectability is reasonably assured.

ACC’s arrangements with clients may include terms to deliver multiple services or deliverables. These contracts specifically identify the services to be provided with the corresponding deliverable. The value for each deliverable is determined based on the prices charged when each element is sold separately or by other vendor-specific objective evidence (“VSOE”). Revenues are recognized in accordance with ACC’s accounting policies for the elements as described above. The elements qualify for separation when the deliverables have value on a stand-alone basis and the value of the separate elements can be established by VSOE or an estimated selling price. While assigning values and identifying separate elements requires judgment, generally selling prices of the separate elements are readily identifiable as ACC also sells those elements individually outside of a multiple services engagement. Contracts with multiple elements are typically fixed-fee or on time basis. Arrangements are typically terminable by either party upon sufficient notice and do not include provisions for refunds relating to services provided.

Differences between the timing of billings and the recognition of revenue are recognized as either unbilled services or deferred revenue in the accompanying balance sheet. Revenues recognized for services performed, but not yet billed to ACC’s clients are recorded as unbilled services.

Reimbursable expenses, including those relating to travel, other out-of-pocket expenses and any third-party costs, are included as a component of revenues. Typically, an equivalent amount of reimbursable expenses are included in total direct client service costs. Reimbursable expenses related to time and materials and fixed-fee engagements are recognized as revenue in the period in which the expense is incurred and collectability is reasonably assured. Taxes collected from customers and remitted to governmental authorities are presented in the income statement on a net basis.

Revenue from cultivation supply sales, including the delivery fee, is recognized when an order has been obtained, the price is fixed and determinable, the product is shipped, title has transferred and collectability is reasonably assured. Generally, ACC’s suppliers’ drop-ship orders to ACC’s clients with origin terms. For any shipments with destination terms, ACC defers revenue until delivery to the customer. To date, sales returns have not been significant, and as such, a sales return allowance has not been recorded.

MERGER AGREEMENT

Pursuant to the Written Consent, a majority of the stockholders and all members of our Board approved the Merger Agreement and authorized the Company to enter into the Merger Agreement and perform all the transactions contemplated thereby. On May 15, 2014, the Company entered into the Merger Agreement, pursuant to which Merger Sub will be merged with and into ACC through a reverse triangular merger transaction upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL.

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Pursuant to the transactions contemplated by the Merger Agreement, (i) each share of common stock of ACC will be exchanged for shares of the Company based on a ratio of 3,171.0628 to one, (ii) ACC shall continue as the surviving corporation after the transactions contemplated by the Merger Agreement, (iii) each share of common stock of Merger Sub will be converted into and exchanged for one share of common stock of ACC and (iv) the Company shall change its name to “American Cannabis Company, Inc.”

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms of the actual Merger Agreement, which is attached as Exhibit A hereto and incorporated herein by reference.

CERTIFICATES OF MERGER

Pursuant to the Written Consent, a majority of the stockholders and all members of our Board approved and authorized an action to consummate the transactions contemplated by the Merger Agreement. Accordingly, the Written Consent authorizes the Company to file certificates of merger (the ''Certificates of Merger'') with the Secretary of State of the States of Delaware and Colorado in such form as is required by, and executed in accordance with, the relevant provisions of the DGCL and the Colorado Business Corporation Act, respectively.

NAME CHANGE AND AMENDMENT OF CHARTER

Pursuant to the Written Consent, a majority of the stockholders and all members of our Board approved and authorized an action to change the name of the Company to “American Cannabis Company, Inc.” (the “Name Change”), as contemplated by the Merger Agreement, which will more accurately reflect the Company’s operations following consummation of the transactions contemplated by the Merger Agreement. The Written Consent authorizes the Company, upon the effectiveness of the Certificates of Merger, to effectuate the Name Change by filing a Certificate of Amendment to the Company’s Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware. A draft of the Certificate of Amendment is attached as Exhibit H hereto and incorporated herein by reference..

SEPARATION AGREEMENT AND DIVESTURE

Pursuant to the Written Consent, a majority of the stockholders and all members of our Board approved the Separation Agreement and authorized the Company to enter into the Separation Agreement and perform all the transactions contemplated thereby. On May 16, 2014, the Company entered into the Separation Agreement, pursuant to which the Company agreed to distribute all shares of common stock of BIMI held by the Company in exchange for all of our common stock held by Holdings.

Pursuant to the Separation Agreement, the Company and BIMI each shall retain all assets and liabilities in its respective name, and shall take any and all actions necessary so that (i) the Company will own or be liable for all existing Company assets and liabilities and (ii) BIMI will own or be liable for all existing BIMI assets and liabilities, including all assets and liabilities of BIMI’s subsidiaries.

The Separation Agreement provides that all intercompany agreements by and between the Company, or any of its subsidiaries, and BIMI, or any of its subsidiaries, are terminated except for confidentiality, non-disclosure or release of liability agreements.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by the terms of the actual Separation Agreement, which is attached as Exhibit B hereto and incorporated herein by reference.

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OTHER MATTERS

No other matters will be effected pursuant to the Written Consent.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any individual nominated to be a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon pursuant to the Written Consent (except as disclosed in this Information Statement).

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov.

CONTACT INFORMATION

Brazil Interactive Media, Inc.:

3457 Ringsby Court, Unit 111

Denver, Colorado 80216

(720) 466-3789

Hollister & Blacksmith, Inc. (d/b/a American Cannabis Consulting, Inc.)

3457 Ringsby Court, Unit 111

Denver, Colorado 80216

(720) 466-3789

By Order of the Board of Directors,

/s/ Corey Hollister

Corey Hollister, Chief Executive Officer

Denver, Colorado

September 9, 2014

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APPENDICES

Exhibit A – Agreement and Plan of Merger, dated as of May 15, 2014, by and among the Company, Cannamerica, Inc., and ACC.

Exhibit B – Separation and Exchange Agreement, dated as of May 16, 2014, by and among the Company, BIMI, Inc., and Brazil Investment Holding, LLC.

Exhibit C – Brazil Interactive Media, Inc.’s Audited Financial Statements for the Year Ended December 31, 2013.

Exhibit D – Brazil Interactive Media, Inc.’s Unaudited Financial Statements for the Six Months Ended June 30, 2014.

Exhibit E – ACC’s Audited Financial Statements for the Year-Ended December 31, 2013.

Exhibit F – ACC's Unaudited Financial Statements for the Six Months Ended June 30, 2014.

Exhibit G – Pro Forma Financial Statements for the Company and ACC.

Exhibit H – Certificate of Amendment of the Restated Certificate of Incorporation of Brazil Interactive Media, Inc.

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EXHIBIT A

AGREEMENT AND PLAN OF MERGER, DATED AS OF MAY 15, 2014,

BY AND AMONG THE COMPANY, CANNAMERICA, INC., AND ACC

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

by and among

Brazil Interactive Media, Inc.,

Cannamerica Corp.,

and

Hollister & Blacksmith, Inc.

Dated as of May 15, 2014

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AGREEMENT AND PLAN OF MERGER, dated as of May 15, 2014 (this ''Agreement''), by and among Brazil Interactive Media, Inc., a Delaware corporation (the ''Company''), Cannamerica Corp., a Delaware corporation and a wholly owned subsidiary of the Company (''Merger Sub''), and Hollister & Blacksmith, Inc., (d/b/a American Cannabis Consulting, American Cannabis Company and Cube Root), a Colorado corporation (''ACC'').

WHEREAS, the respective Boards of Directors of the Company, Merger Sub and ACC have approved and declared advisable the merger of Merger Sub with and into ACC (the ''Merger'') upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the ''DGCL'') and the Colorado Business Corporation Act (the “CBCA”);

WHEREAS, the respective Boards of Directors of the Company and ACC have determined that the Merger is in furtherance of and consistent with their respective business strategies and is in the best interest of their respective stockholders, and the Company has approved this Agreement and the Merger as the sole stockholder of Merger Sub; and

WHEREAS, for federal income tax purposes, the Company, Merger Sub and ACC intend that the Merger qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the ''Code'').

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and intending to be legally bound hereby, the parties hereto agree as follows:

Article I The Merger

Section 1.1 The Merger. Upon the terms and subject to satisfaction or waiver of the conditions set forth in this Agreement, and in accordance with the DGCL and the CBCA, Merger Sub, at the Effective Time, shall be merged with and into ACC. As a result of the Merger, the separate corporate existence of Merger Sub shall cease and ACC shall continue as the surviving corporation of the Merger (the ''Surviving Corporation'') and shall be a wholly owned subsidiary of the Company.

Section 1.2 Closing. The closing of the Merger (the ''Closing'') shall take place on such date as mutually determined by the parties hereto after the satisfaction or waiver of the conditions (excluding conditions that, by their nature, cannot be satisfied until the Closing Date) set forth in Article VI, unless this Agreement has been theretofore terminated pursuant to its terms (the actual date of the Closing being referred to herein as the ''Closing Date''). The Closing shall be held at the place previously agreed to in writing by the parties. As soon as practicable after the Closing Date, the parties hereto shall cause the Merger to be consummated by filing a certificate of merger relating to the Merger (the ''Certificate of Merger'') with the Secretary of State of the States of Delaware and Colorado, in such form as required by, and executed in accordance with the relevant provisions of, the DGCL and CBCA (the date and time of such filing, or if another date and time is specified in such filing, such specified date and time, being the ''Effective Time'').

Section 1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL and CBCA, as the case may be. Without limiting the generality of the foregoing, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of ACC and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of ACC and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

Section 1.4 Certificate of Incorporation; By-laws. At the Effective Time, (i) the Certificate of Incorporation, as amended, of the Surviving Corporation shall be its Certificate of Incorporation and (ii) the By-laws of the Surviving Corporation shall be its By-laws, in each case until thereafter changed or amended as provided therein or applicable Law.

Section 1.5 Directors and Officers of Surviving Corporation. At the Effective Time, the initial directors of the Surviving Corporation shall be the persons designated on Exhibit A hereto, each to hold office in accordance with the Certificate of Incorporation and By-laws of the Surviving Corporation. The initial officers of the Surviving Corporation shall be the persons designated on Exhibit A hereto, each to hold office in accordance with the Certificate of Incorporation and By-laws of the Surviving Corporation.

Section 1.6 Directors; Officers; Change of Company Name. The parties will take all action necessary such that as of the Effective Time (x) the Board of Directors of the Company shall consist of the three (3) members as set forth on Exhibit B hereto, and (y) the officers of the Company shall consist of the officers set forth on Exhibit B hereto. The parties shall take such action as is necessary to structure the Board of Directors of the Company to satisfy Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 hereunder, including federal securities laws and applicable corporate governance requirements. Immediately after the Closing date, the Company shall file with the U.S. Securities and Exchange Commission an information statement on Schedule 14F-1 disclosing a change in the majority of directors of the Company (“Schedule 14F-1”).

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Section 1.7 Name Change; Immediately after the Effective Time, the Company shall take, or cause to be taken, all action necessary to amend the Company Certificate (as defined) such that the Company shall be renamed (the ''Name Change'').

Article II Exchange and Conversion of Securities; Reverse Split; Series G Conversion; Amendments

Section 2.1 Exchange and Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Merger Sub, ACC or the holders of any of the following securities:

(a) Exchange of ACC Common Stock for Company Common Stock. Each share of common stock, par value $0.001 per share, of ACC (''ACC Common Stock'') issued and outstanding immediately prior to the Effective Time, shall be exchanged for that number of shares of Common Stock of the Company (''Company Common Stock'') equal to three thousand one hundred seventy one point six hundred and twenty eight millionths (3,171.0628 to 1) (the “Exchange Ratio”). At the Effective Time, all such shares of ACC Common Stock shall be tendered to Merger Sub.

Section 2.2 The Company’s Articles of Incorporation.

(a) Company Articles. The Company understands that the authorized capital stock of BIMI shall consist of 100,000,000 shares of Company Common Stock, par value $0.00001 per share, and 5,000,000 shares of blank check preferred stock, par value $0.01 per share (the ''Company Preferred Stock'').

Section 2.3 Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, shares of ACC Common Stock outstanding immediately prior to the Effective Time and held by a stockholder who has not voted in favor of the Merger or consented thereto in writing and who has properly demanded appraisal for such shares in accordance with the DGCL and CBCA, shall not be converted into a right to receive shares of Company Common Stock unless such stockholder fails to perfect or withdraws or otherwise loses such stockholder's right to appraisal. If, after the Effective Time such stockholder fails to perfect or withdraws or loses such stockholder's right to appraisal, such shares of ACC Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive such consideration. ACC shall give the Company prompt notice of any demands received by ACC for appraisal of shares of ACC Common Stock. ACC shall not settle, make any payments with respect to, or offer to settle, any claim with respect to dissenting shares without the consent of the Company.

Article III Representations and Warranties of the Company and Merger Sub

Except as set forth in the Disclosure Schedule which identifies exceptions by specific section references delivered by the Company to ACC prior to the execution of this Agreement (the ''Company Disclosure Schedule''), the Company and Merger Sub hereby jointly and severally represent and warrant to ACC as follows:

Section 3.1 Organization and Qualification; Subsidiaries. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each subsidiary of the Company has been duly organized, and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be.

Section 3.2 Certificate of Incorporation and By-laws; Corporate Books and Records. The copies of the Company's Restated Certificate of Incorporation (the ''Company Certificate'') and By-laws (the ''Company By-laws'') provided to ACC are complete and correct copies thereof as in effect on the date hereof. Neither the Company nor Merger Sub is in violation of any of the provisions of the Company or Merger Sub's Certificate or the Company or Merger Sub's By-laws. True and complete copies of all minute books of the Company have been made available by the Company to ACC.

Section 3.3 Capitalization

(a) As of the Effective Time, (A) 45,300,000 shares of Company Common Stock (other than treasury shares) will be issued and outstanding, all of which shall be validly issued and fully paid, nonassessable and free of preemptive rights, and (B) 54,700,000 shares of Company Common Stock will be held in the treasury of the Company.

(b) There are no options, warrants or other rights, agreements, arrangements or commitments of any character to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound relating to the issued or unissued capital stock or other equity interests of the Company or any of its subsidiaries, or securities convertible into or exchangeable for such capital stock or other equity interests, or obligating the Company or any of its subsidiaries to issue or sell any shares of its capital stock or other equity interests, or securities convertible into or exchangeable for such capital stock of, or other equity interests in, the Company or any of its subsidiaries.

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(c) Other than as disclosed in Exhibit C [Disclosure Schedule] attached, there are no outstanding contractual obligations of the Company or any of its subsidiaries (A) restricting the transfer of, (B) affecting the voting rights of, (C) requiring the repurchase, redemption or disposition of, or containing any right of first refusal with respect to, (D) requiring the registration for sale of, or (E) granting any preemptive or antidilutive right with respect to, any shares of Company Common Stock, Company Series H Preferred, or any capital stock of, or other equity interests in, the Company or any of its subsidiaries. Each outstanding share of capital stock of each subsidiary of the Company is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and is owned, beneficially and of record, by the Company or another of its subsidiaries, free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Company's or such other of its subsidiary's voting rights, charges and other encumbrances of any nature whatsoever. There are no outstanding contractual obligations of the Company or any of its subsidiaries to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any of its subsidiaries or any other person, other than guarantees by the Company of any indebtedness or other obligations of any wholly-owned subsidiary.

(d) Other than as disclosed in Exhibit C [Disclosure Schedule] attached, the Company does not have outstanding any bonds, debentures, notes, or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. The Company has not adopted a stockholder rights plan.

Section 3.4 Authority.

(a) Each of the Company and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and Merger Sub and the consummation by the Company and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company or Merger Sub and no stockholder votes are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly authorized and validly executed and delivered by each of the Company and Merger Sub and constitutes a legal, valid and binding obligation of each of the Company and Merger Sub, enforceable against each of the Company and Merger Sub in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

(b) The Board of Directors of the Company (the ''Company Board''), by resolutions duly adopted by unanimous vote by unanimous written consent and not subsequently rescinded or modified in any way (the ''Company Board Approval''), has duly (i) determined that this Agreement and the transactions contemplated hereby (including the Merger) are advisable and fair to and in the best interests of the Company and its stockholders, and (ii) approved and adopted this Agreement, and the transactions contemplated hereby (including the Merger). The Company Board Approval constitutes approval of this Agreement and the Merger as required under any applicable state takeover Law and no such state takeover Law is applicable to the Merger or the other transactions contemplated hereby, including, without limitation, the restrictions on business combinations contained in Section 203 of the DGCL.

(c) Merger Sub's Board of Directors, by unanimous written consent, has (i) determined that this Agreement and the transactions contemplated hereby (including the Merger) are advisable and fair to and in the best interests of the Company, as Merger Sub's sole stockholder, (ii) approved and adopted this Agreement and the transactions contemplated hereby (including the Merger) and (iii) recommended that the Company approve and adopt this Agreement and the transactions contemplated hereby (including the Merger).

Section 3.5 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by each of the Company and Merger Sub does not, and the performance of this Agreement by each of the Company and Merger Sub will not, (A) (assuming the Company Stockholder Approval is obtained) conflict with or violate any provision of the Company Certificate or Company By-laws or any equivalent organizational documents of any of its Subsidiaries (including Merger Sub), (B) (assuming that all consents, approvals, authorizations and permits described in Section 3.5(b) have been obtained and all filings and notifications described in Section 3.5(b) have been made and any waiting periods thereunder have terminated or expired) conflict with or violate any Law applicable to the Company or any of its subsidiaries.

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(b) The execution and delivery of this Agreement by each of the Company and Merger Sub does not, and the performance of this Agreement by each of the Company and Merger Sub will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or any other person, except (A) under the Exchange Act, the Securities Act, applicable Blue Sky Law and the filing and recordation of the Certificate of Merger as required by the DGCL and CBCA and (B) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, have a material adverse effect.

Section 3.6 Ownership of Merger Sub; No Prior Activities. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Merger Sub is a direct wholly-owned subsidiary of the Company. Merger Sub has not conducted any activities other than in connection with the organization of Merger Sub, the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby. Merger Sub has no Subsidiaries.

Section 3.7 Financials.

(a) The consolidated financial statements of the Company as of the period ending December 31, 2012, audited through December 31, 2013 (including the notes thereto) provided by the Company to ACC (the “Company Financial Statements”) were prepared in accordance with GAAP applied (except as may be indicated in the notes thereto) on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and present fairly the consolidated financial position, results of operations and cash flows of the Company and the consolidated subsidiaries of the Company as of the respective dates thereof and for the respective periods indicated therein. The books and records of the Company and each of its subsidiaries have been, and are being, maintained in accordance with applicable material legal and accounting requirements.

(b) Except as and to the extent set forth on the consolidated balance sheet of the Company and its consolidated subsidiaries included in the Company’s Financial Statements, none of the Company or any of its consolidated subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on a balance sheet or in notes thereto prepared in accordance with GAAP, except for normal year-end adjustments and liabilities or obligations incurred in the ordinary course of business that would not, individually or in the aggregate, have a material adverse effect.

Section 3.8 All federal, state and local income and other tax returns (including, without limitation, any and all returns or declarations in respect of income, estimated, real property, personal property, sales, use, payroll and other taxes or impositions) of the Company and the Merger Sub required to be filed on or before the date hereof have been filed and are true, correct and complete, and all taxes shown on said returns or on any assessments received by the Company or Merger Sub to be due and payable on or before the date hereof have been paid. All federal, state and local income and other tax returns (including, without limitation, any and all returns or declarations in respect of income, estimated, real property, personal property, sales, use, payroll and other taxes or impositions) of the Company and Merger Sub required to be filed on or before the date hereof have been filed and are true, correct and complete, and all taxes shown on said returns or on any assessments received by the Company or the Merger Sub to be due and payable on or before the date hereof have been paid. Neither the Company nor the Merger Sub have been advised of any deficiency claimed or proposed to be claimed against or relating to the Company or the Merger Sub by any taxing authority which has not been paid, settled or adequately reserved for, and there are no matters under discussion with any taxing authority which might result in the assessment of additional amounts against or relating to the Corporation or the Seller.

Article IV Representations and Warranties of ACC

Except as set forth in the Disclosure Schedule which identifies exceptions by specific section references delivered by ACC to the Company prior to the execution of this Agreement (the ''ACC Disclosure Schedule''), ACC hereby represents and warrants to the Company as follows:

Section 4.1 Organization and Qualification; Subsidiaries. ACC is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. ACC has no subsidiaries. ACC has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. ACC is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that would not, individually or in the aggregate, have a material adverse effect.

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Section 4.2 Certificate of Incorporation and By-laws; Corporate Books and Records. The copies of ACC's Certificate of Incorporation (the ''ACC Certificate'') and By-laws (the ''ACC By-laws'') as provided to the Company are complete and correct copies thereof as in effect on the date hereof. ACC is not in violation of any of the provisions of the ACC Certificate or the ACC By-laws. True and complete copies of all minute books of ACC have been made available by ACC to the Company.

Section 4.3 Capitalization

(a) The authorized capital stock of ACC consists of 12,000 shares of ACC Common Stock. As of the Effective Time, 10,000 shares of ACC Common Stock (other than treasury shares) were issued and outstanding, all of which were validly issued and fully paid, nonassessable and free of preemptive rights and (B) 2,000 shares of ACC Common Stock were held in the treasury of ACC. All capital stock or other equity securities of ACC have been issued in compliance with applicable federal and state securities laws.

(b) As of the Effective Time, there were no options, warrants or other rights, agreements, arrangements or commitments of any character to which ACC is a party or by which ACC is bound relating to the issued or unissued capital stock or other equity interests of ACC, or securities convertible into or exchangeable for such capital stock or other equity interests, or obligating ACC to issue or sell any shares of its capital stock or other equity interests, or securities convertible into or exchangeable for such capital stock of, or other equity interests in, ACC. ACC has not issued any shares of its capital stock, or securities convertible into or exchangeable for such capital stock or other Equity Interests, other than those shares of capital stock reserved for issuance as set forth in this Section 4.3 or Section 4.3 of the ACC Disclosure Schedule. ACC has previously provided the Company with a true and complete list, as of the date hereof, of the shareholders of ACC.

(c) There are no outstanding contractual obligations of ACC (A) restricting the transfer of, (B) affecting the voting rights of, (C) requiring the repurchase, redemption or disposition of, or containing any right of first refusal with respect to, (D) requiring the registration for sale of, or (E) granting any preemptive or antidilutive right with respect to, any shares of ACC Common Stock or any capital stock of, or other equity interests in, ACC. There are no outstanding contractual obligations of ACC to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in any person.

(d) ACC does not have outstanding any bonds, debentures, notes, or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of ACC on any matter. ACC has not adopted a stockholders rights plan.

Section 4.4 Authority.

(a) ACC has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by ACC and the consummation by ACC of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of ACC and no stockholder votes are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly authorized and validly executed and delivered by ACC and constitutes a legal, valid and binding obligation of ACC, enforceable against ACC in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

(b) The Board of Directors of ACC (the ''ACC Board''), and the shareholders of ACC by resolutions duly adopted by joint unanimous written consent and not subsequently rescinded or modified in any way (the ''ACC Board Approval''), has duly (i) declared that this Agreement and the transactions contemplated hereby (including the Merger) are advisable and fair to and in the best interests of ACC and its stockholders, and (ii) approved and adopted this Agreement and the transactions contemplated hereby (including the Merger) and (iii) the Board resolved to recommend that the stockholders of ACC adopt this Agreement and vote for the approval of the Merger and directed that this Agreement and the transactions contemplated hereby be submitted for consideration by ACC's stockholders in accordance with this Agreement.

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Section 4.5 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by ACC does not, and the performance of this Agreement by ACC will not, (A) (assuming the ACC Stockholder Approval is obtained) conflict with or violate any provision of the ACC Certificate or ACC By-laws or any equivalent organizational documents of any of its subsidiaries, (B) (assuming that all consents, approvals, authorizations and permits described in Section 4.5(b) have been obtained and all filings and notifications described in Section 4.5(b) have been made and any waiting periods thereunder have terminated or expired) conflict with or violate any Law applicable to ACC or any of its subsidiaries or by which any property or asset of ACC or any of its subsidiaries is bound or affected or (C) require any consent or approval under, result in any breach of or any loss of any benefit under, constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of ACC or any of its subsidiaries pursuant to, any contract or other instrument or obligation, except, with respect to clauses (B) and (C), for any such conflicts, violations, consents, approvals, breaches, losses, defaults or other occurrences which would not, individually or in the aggregate, have a material adverse effect.

(b) The execution and delivery of this Agreement by ACC does not, and the performance of this Agreement by ACC will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or any other person, except (A) under the Exchange Act, the Securities Act, applicable Blue Sky Law and the filing and recordation of the Certificate of Merger as required by the DGCL and CBCA and (B) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, have a material adverse effect.

Section 4.6 Financial Statements.

(a) The audited consolidated financial statements as of the period ending December 31, 2013 (including the notes thereto) when delivered to the Company (the “ACC Financial Statements”) were prepared in accordance with GAAP applied (except as may be indicated in the notes thereto) on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and present fairly the consolidated financial position, results of operations and cash flows of ACC as of the respective dates thereof and for the respective periods indicated therein. The books and records of ACC have been, and are being, maintained in accordance with applicable material legal and accounting requirements.

(b) Except as and to the extent set forth on the balance sheet of ACC included in the ACC Financial Statements, ACC has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on a balance sheet or in notes thereto prepared in accordance with GAAP, except for normal year-end adjustments and liabilities or obligations incurred in the ordinary course of business that would not, individually or in the aggregate, have a material adverse effect.

Section 4.7 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of ACC.

Section 4.8 Tax Treatment. ACC has not taken or agreed to take any action that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code. ACC is not aware of any agreement, plan or other circumstance that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

Section 4.9 Litigation. Except as and to the extent disclosed, (a) there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of ACC, threatened in writing against ACC and (b) ACC is not subject to any outstanding and unsatisfied order, writ, injunction, decree or arbitration ruling, award or other finding. There is no suit, claim, action, proceeding or investigation pending or, to the knowledge of ACC, threatened in writing against ACC that, as of the date hereof, challenges the validity or propriety, or seeks to prevent consummation of, the Merger or any other transaction contemplated by this Agreement.

Section 4.10 Vote Required. The affirmative vote of the holders of a majority of the outstanding shares of ACC Common Stock are the only votes of the holders of any class or series of capital stock or other equity securities of ACC necessary to approve this Agreement and the transactions contemplated hereby, including the Merger (the ''ACC Stockholder Approval'').

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Section 4.11 All federal, state and local income and other tax returns (including, without limitation, any and all returns or declarations in respect of income, estimated, real property, personal property, sales, use, payroll and other taxes or impositions) of ACC required to be filed on or before the date hereof have been filed and are true, correct and complete, and all taxes shown on said returns or on any assessments received by ACC to be due and payable on or before the date hereof have been paid. All federal, state and local income and other tax returns (including, without limitation, any and all returns or declarations in respect of income, estimated, real property, personal property, sales, use, payroll and other taxes or impositions) of ACC required to be filed on or before the date hereof have been filed and are true, correct and complete, and all taxes shown on said returns or on any assessments received by ACC to be due and payable on or before the date hereof have been paid. ACC has not been advised of any deficiency claimed or proposed to be claimed against or relating to ACC by any taxing authority which has not been paid, settled or adequately reserved for, and there are no matters under discussion with any taxing authority which might result in the assessment of additional amounts against or relating to the Corporation or the Seller.

Article V Covenants

Section 5.1 Tax-Free Reorganization Treatment

(a) The Company and ACC shall use their commercially reasonable best efforts, and shall cause their respective Subsidiaries to use their commercially reasonable best efforts, to take or cause to be taken any action necessary for the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Company nor ACC shall, nor shall they permit any of their respective Subsidiaries to, take or cause to be taken any action that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(b) This Agreement is intended to constitute, and the parties hereto hereby adopt this Agreement as, a ''plan of reorganization'' within the meaning Treasury Regulation Sections 1.368-2(g) and 1.368-3(a). Each of the Company and ACC shall report the Merger as a reorganization within the meaning of Section 368 of the Code, unless otherwise required pursuant to a ''determination'' within the meaning of Section 1313(a) of the Code.

Article VI Closing Conditions

Section 6.1 Conditions to Obligations of Each Party Under This Agreement. The respective obligations of each party to effect the Merger and the other transactions contemplated herein shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable Law:

(a) Stockholder Approval. The Company Stockholder Approval and the ACC Stockholder Approval shall have been obtained.

(b) No Order. No governmental entity, nor any federal or state court of competent jurisdiction or arbitrator shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, judgment, injunction or arbitration award or finding or other order (whether temporary, preliminary or permanent), in any case which is in effect and which prevents or prohibits consummation of the Merger or any other transactions contemplated in this Agreement.

(c) Consents and Approvals. All material consents, approvals and authorizations of any governmental entity required of ACC, the Company or any of their subsidiaries shall have been obtained.

(d) Execution and Delivery of Lock-Up and Leak-Out Agreements. Each stockholder listed on attached Schedule F shall execute and deliver to the Company a Lock-Up and Leak-Out agreement on or prior to the Effective Time. A stockholder shall not receive its respective certificate evidencing its shares of Company Common Stock unless and until it has executed and delivered its Lock-Up and Leak-Out agreement to the Company.

(e) During the time period commencing on the Closing Date and entering on the effective date of the board member resignations, as provided in the Schedule 14F-1, the Board of Directors, as specified in Section 1.6, shall be prevented from taking any action that would result in a material change in the Company’s business or operations, unless any such Board action is approved by all Board members.

Section 6.2 Additional Conditions to Obligations of the Company and Merger Sub. The obligations of the Company and Merger Sub to effect the Merger and the other transactions contemplated herein are also subject to the following conditions:

(a) Representations and Warranties. The representations and warranties of ACC contained in this Agreement shall be true and correct (without giving effect to any limitation as to materiality set forth therein) at and as of the Effective Time as if made at and as of such time, except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, have a material adverse effect.

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(b) Agreements and Covenants. ACC shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time.

Section 6.3 Additional Conditions to Obligations of ACC. The obligation of ACC to effect the Merger and the other transactions contemplated herein are also subject to the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company and Merger Sub contained in this Agreement shall be true and correct at and as of the Effective Time.

(b) Agreements and Covenants. The Company and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by each of them on or prior to the Effective Time.

(c) Consents and Approvals. All material consents, approvals and authorizations of any person other than a Governmental Entity required to be set forth in Section 3.5 or Section 4.5 or the related sections of the Company Disclosure Schedule or the ACC Disclosure Schedule, as applicable, shall have been obtained.

Article VII Termination, Amendment and Waiver

Section 7.1 Termination. This Agreement may be terminated, and the Merger contemplated hereby may be abandoned, at any time prior to the Effective Time, by action taken or authorized by the Board of Directors of the terminating party or parties, whether before or after approval of the matters presented in connection with the Merger by the stockholders of the Company or the stockholders of ACC:

(a) By mutual written consent of ACC and the Company, by action of their respective Boards of Directors;

(b) By either the Company or ACC if the Merger shall not have been consummated prior to May 31, 2013 (such date, the ''Outside Date''); provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement (including without limitation such party's obligations set forth in Section 5.7) has been the cause of, or resulted in, the failure of the Effective Time to occur on or before the Outside Date;

(c) By either the Company or ACC if any governmental entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable (which order, decree, ruling or other action the parties shall have used their commercially reasonable best efforts to resist, resolve or lift, as applicable, subject to the provisions of Section 5.7);

(d) By written notice of ACC (if ACC is not in material breach of its obligations or its representations and warranties under this Agreement), if there has been a breach by the Company or Merger Sub of any representation, warranty, covenant or agreement contained in this Agreement which (i) would result in a failure of a condition set forth in Section 6.3(a) or 6.3(b) and (ii) cannot be cured prior to the Outside Date; provided that ACC shall have given the Company written notice, delivered at least twenty (20) days prior to such termination, stating ACC's intention to terminate this Agreement pursuant to this Section 7.1(d) and the basis for such termination;

(e) By written notice of the Company (if the Company is not in material breach of its obligations or its representations and warranties under this Agreement), if there has been a breach by ACC of any representation, warranty, covenant or agreement contained in this Agreement which (i) would result in a failure of a condition set forth in Section 6.2(a) or 6.2(b) and (ii) cannot be cured prior to the Outside Date; provided that the Company shall have given ACC written notice, delivered at least twenty (20) days prior to such termination, stating the Company's intention to terminate this Agreement pursuant to this Section 7.1(e) and the basis for such termination; or

(h) By written notice of either ACC or the Company if (i) the Company Stockholder Approval shall not have been obtained at the Company Stockholders' Meeting duly convened therefor (or at any adjournment or postponement thereof), or (ii) the ACC Stockholder Approval shall not have been obtained at the ACC Stockholders' Meeting duly convened therefor (or at any adjournment or postponement thereof).

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Section 7.2 Effect of Termination. Limitation on Liability. In the event of termination of this Agreement by either ACC or the Company as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of ACC or the Company or their respective subsidiaries, officers or directors except (x) with respect to this Section 7.2 and Article VIII and (y) with respect to any liabilities or damages incurred or suffered by a party as a result of the willful and material breach by the other party of any representations, warranties, covenants or other agreements set forth in this Agreement.

Section 7.3 Amendment. To the extent permitted by applicable Law, this Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of ACC and the Company; provided, that after any such approval, no amendment shall be made that by law requires further approval by the Company's or ACC's stockholders, as the case may be, without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

Section 7.4 Waiver. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, and (c) waive compliance by the other party with any of the agreements or conditions contained herein.

Section 7.5 Fees and Expenses. Subject to Section 7.2(a), Section 7.2(b) and Section 7.2(c) hereof, all expenses incurred by the parties hereto shall be borne solely and entirely by the party which has incurred the same (including, but not limited to, fees and expenses of counsel, accountants, investment bankers and other advisors).

Article VIII General Provisions

Section 8.1 Non-Survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

Section 8.2 Notices. Any notices or other communications required or permitted under, or otherwise in connection with this Agreement, shall be in writing and shall be deemed to have been duly given when delivered in person or upon confirmation of receipt when transmitted by facsimile transmission (but only if followed by transmittal by national overnight courier or hand for delivery on the next business day) or on receipt after dispatch by registered or certified mail, postage prepaid, addressed, or on the next business day if transmitted by national overnight courier, in each case as follows:

If to ACC, addressed to it at:

Hollister & Blacksmith, Inc.

Attention: Corey Hollister

3457 Ringsby Court

Denver, Colorado 82016-4900

with a copy to:

Pedersen & Houpt
161 North Clark Street, Suite 3100
Chicago, Illinois 60601-3242
Attention: Jerold N. Siegan, Esq.

If to the Company or Merger Sub, addressed to it at:

Brazil Interactive Media, Incorporated

801 Brickell Avenue, Suite 900

Miami, Florida 33131

With a copy to:

Thompson Hine, LLP
335 Madison Avenue, 12th Floor
New York, NY 10017
Attention: Peter J. Gennuso, Esq.

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Section 8.3 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 8.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

Section 8.5 Entire Agreement. This Agreement (together with the Exhibits, ACC Disclosure Schedule and Company Disclosure Schedule and the other documents delivered pursuant hereto) constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof, and except as otherwise expressly provided herein, is not intended to confer upon any other person any rights or remedies hereunder.

Section 8.6 Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.

(a) This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to laws that may be applicable under conflicts of laws principles.

(b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Delaware State court, or Federal court of the United States of America, sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (A) agrees not to commence any such action or proceeding except in such courts, (B) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the extent permitted by law, in such Federal court, (C) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such Delaware State or Federal court and (D) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such Delaware State or Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.2. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

Section 8.7 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party notwithstanding that all parties are not signatory to the same counterpart. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

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IN WITNESS WHEREOF, the Company, Merger Sub and ACC have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Brazil Interactive Media, Inc.

Themistocles Psomiadis

By: /s/ Themistocles Psomiadis
a duly authorized signatory

Cannamerica Corp.

Michael Novielli

By: /s/ Michael Novielli
a duly authorized signatory

Hollister & Blacksmith, Inc.

Corey Hollister

By: /s/ Corey Hollister
a duly authorized signatory

[Signature page to Agreement and Plan of Merger]

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MERGER AGREEMENT - EXHIBIT A

DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION

Directors:

Corey Hollister

Officers:

Corey Hollister, CEO

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MERGER AGREEMENT - EXHIBIT B

BOARD OF DIRECTORS AND OFFICERS OF THE COMPANY

Directors:

Michael Novielli

Themistocles Psomiadis

Corey Hollister

Officers:

Corey Hollister, CEO and President

Jesus Quintero, CFO

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MERGER AGREEMENT - EXHIBIT C

DISCLOSURE SCHEDULES

Accounts Payable

635.00
Chiropractic Economics	2,150.00
Commworld of San Diego-North Inc.	1,920.06
Doherty, Daniel	2,500.00
E-Vault/i365 Inc	4,603.08
Fish & Richardson P.C.	2,367.89
Gersten Savage LLP	2,375.00
LightfootGuestMoore&Co.P.C.	9,811.95
Mercardo, Scott	500.00
Mitchell, Robin	6,607.56
MPA Media	15,653.30
Russell Scott Design	4,775.00
Smith Katzenstein Furlow LLP	1,468.15
55,366.99

Estimated Sales Tax Payable	832.00

56,198.99

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MERGER AGREEMENT - EXHIBIT F

Dutchess Opportunity Fund II, LP

Themistocles Psomiadis

Alan T. Hawkins

CellCast UK Limited

Dutchess Global Strategies Fund, LLC

Caro Capital LLC

Corey Hollister

Anthony Baroud

Trent Woloveck

Ellis Smith

Ryan Cronk

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EXHIBIT B

SEPARATION AND EXCHANGE AGREEMENT, DATED AS OF MAY 16, 2014,

BY AND AMONG THE COMPANY, BIMI, INC., AND BRAZIL INVESTMENT HOLDING, LLC

SEPARATION AND EXCHANGE AGREEMENT

by and among

BRAZIL INTERACTIVE MEDIA, INC.,

BIMI, INC.

and

BRAZIL INVESTMENTS HOLDING LLC

SEPARATION AND EXCHANGE AGREEMENT dated as of the date of signature below (this “Agreement”) by and among Brazil Interactive Media, Inc., a Delaware corporation (the “Company”), BIMI, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“BIMI Sub”), and Brazil Investments Holding, LLC, a Delaware limited liability company with entity number 5210015 and formerly named Brazil Interactive Holdings, LLC (“BIMI Holding” and, together with the Company and BIMI Sub, collectively, the “Parties,” and each a “Party”).

RECITALS

WHEREAS, on March 13, 2013, the Company entered into an Agreement and Plan of Merger, by and among the Company, BIMI Holding, BIMI Sub and BIMI Acquisition Corp. (the “Merger Agreement”), by which BIMI Holding became the majority stockholder of the Company and BIMI Sub became a wholly-owned subsidiary of the Company; and

WHEREAS, the Boards of Directors of the Parties have determined that it is in the best interest of the Parties and their respective stockholders to separate BIMI Sub from the Company, and have expressly approved such a divestiture by this Agreement; and

WHEREAS, in furtherance of the foregoing, Boards of Directors of the Parties have determined that it is in the best interest of the Parties and their respective stockholders to enter into a transaction in the manner provided in this Agreement whereby the Company will exchange all of the outstanding equity of BIMI Sub, consisting of one million (1,000,000) shares of common stock, $0.0001 par value (the “Sub Shares”), to BIMI Holding, in exchange for 35,000,000 shares of common stock, par value $0.00001 per share, of the Company (the “Exchange Shares”) from BIMI Holding for return to treasury, on the terms and subject to the conditions set forth herein (the “Exchange”);

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I

THE SHARES AND THE EXCHANGE SHARES

Section 1.1 The Shares. The Exchange Shares shall be transferred to the Company, and the Sub Shares shall be transferred to BIMI Holding, pursuant to Article II hereof.

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ARTICLE II

THE EXCHANGE

Section 2.1 The Exchange. Upon the terms and subject to the conditions of this Agreement, the Company agrees to assign and sell to BIMI Holding, the Sub Shares, and in exchange therefore at the Exchange Closing (as defined hereinafter), BIMI Sub shall assign and sell to the Company the Exchange Shares.

Section 2.2 Exchange Closing. At the Exchange Closing, the Company will deliver a certificate representing the Sub Shares to BIMI Holding, and BIMI Holding will deliver certificates representing the Exchange Shares to the Company for return to treasury. Subject to the satisfaction of the conditions set forth in Article VII, the time and date of such deliveries shall be on a date and at a place to be specified by the Parties (the “Exchange Closing”), which date is scheduled for Friday, March 28, 2014, but may be changed at the Company’s discretion, and is conditional upon the satisfaction or waiver of the conditions set forth in Article VII.

ARTICLE III

THE BUSINESS SEPARATION

Section 3.1 Business Separation.  On the terms and subject to the conditions set forth in this Agreement, prior to the Exchange Closing, the Company shall, and shall cause BIMI Sub and each other subsidiary of the Company to, effect each of the transactions set forth in this Article III of this Agreement, which transactions (collectively, the “Business Separation”) shall take place as provided below.

Section 3.2 Assets and Liabilities. The Parties agree that the Company and BIMI Sub each shall retain all assets and liabilities in their name, and to take any and all actions necessary so that, at the Exchange Closing, (i) the Company will own or be liable for all existing Company assets and liabilities, as set forth and limited in Annex A to this Agreement, and (ii) BIMI Sub will own or be liable for, all existing BIMI Sub assets and liabilities, including all assets and liabilities of BIMI Sub’s subsidiaries.

(a) In furtherance of the foregoing, the Parties agree that, as of the Exchange Closing, each Party will be deemed to have beneficial ownership of all of the assets, together with all rights and privileges incident thereto, and will be deemed to have all of the liabilities, and all duties, obligations and responsibilities incident thereto, that such Party is intended to have pursuant to the terms of this Agreement.

(b) As of the Exchange Closing, BIMI Sub and its subsidiaries shall have no liability for any debt or obligation listed in Annex A of this Agreement, and furthermore, no liability whatsoever for any other debt or obligation of the Company, in the United States of America, including but not limited to any obligation in the United States of America to Cellcast UK Limited, its subsidiaries or affiliates. This Agreement shall not affect the pre-existing debts and liabilities of BIMI Sub subsidiaries in Brazil.

(c) As of the Exchange Closing, the Company shall retain liability for the debts or obligations listed in Annex A to this Agreement, and for any other debt or obligation of the Company in the United States of Americaf not listed in Annex A.

Section 3.3 Termination of Intercompany Agreements.

(a) Except as set forth in Section 3.3(b), the Company, on behalf of itself and each of its subsidiaries, and BIMI Sub, on behalf of itself and each of its subsidiaries, hereby terminate, effective as of the Exchange Closing, any and all intercompany agreements.  No such terminated intercompany agreement will be of any further force or effect from and after the Exchange Closing and all Parties shall be released from all liabilities thereunder. Each Party shall take, or cause to be taken, any and all actions as may be reasonably necessary to effect the foregoing.

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(b) The provisions of Section 3.3(a) shall not apply to this Agreement, which shall continue to be outstanding after the Exchange, nor any confidentiality, non-disclosure, release of liability and hold harmless agreements among any Parties.

Section 3.4 No Intercompany Accounts.  The Parties agree that there are no intercompany accounts outstanding between the Company and BIMI Sub or any of BIMI Sub’s subsidiaries.

Section 3.5 Bank Accounts; Cash Balances.  The Parties agree that the Company and BIMI Sub each shall retain all bank and brokerage accounts held in their respective names, with such cash balances as may exist.

(a) On or prior to the Exchange Closing, each Party agrees to take all actions necessary to amend all contracts or agreements governing each bank and brokerage account owned by any Party (the “Accounts”) so that such Accounts, if currently linked (whether by automatic withdrawal, automatic deposit or any other authorization to transfer funds from or to) to any Account owned by any other Party, are de-linked from the Accounts owned by such other Party.

(b) Each Party agrees to take all actions necessary to amend all agreements governing the Accounts so that such Accounts, if currently linked, are de-linked from such other Parties’ Accounts.

Section 3.6 Resignation.   On or prior to the Exchange Closing:

(a) The Company shall deliver to BIMI Holding the resignation or evidence of removal, effective as of the Exchange Closing, of the officers and directors of BIMI Sub.

(b) BIMI Sub shall deliver to the Company the resignation or evidence of removal, effective as of the Exchange Closing, of Andrea Villas Boas as director of the Company.

Section 3.7 Transaction Expenses. All legal fees and other expenses incurred on behalf of the Parties in connection with this Agreement shall be the individual responsibility of the respective Party incurring such expense.

Section 3.8 2013 Company Audit Participation. The Company shall, at the Company’s expense, conduct a 2013 fiscal year audit of the books, records and financial statements of the Company and its subsidiaries, including BIMI, Inc., Brazil Interactive Media Participacões, Ltda. and EsoTV Brasil Promoção Publicidade Licenciamento e Comércio Ltda. (the “2013 Audit”). Irrespective of the timing of the 2013 Audit, whether it should occur prior or subsequent to the Exchange Closing, BIMI Sub and BIMI Holding agree and promise to take any and all actions necessary, including but not limited to providing access to books and records, all financial information, all banking statements, and all other data necessary to complete the 2013 Audit to the Company and its auditors, and any and all action necessary to cause BIMI Sub and each other subsidiary of BIMI Sub, including Brazil Interactive Media Participacões, Ltda. and EsoTV Brasil Promoção Publicidade Licenciamento e Comércio Ltda., to comply with and facilitate the completion of the 2013 Audit.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to BIMI Holding as of the date hereof that:

Section 4.1 Existence and Power. BIMI Sub is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company and BIMI Sub have the requisite corporate power and authority to enter into and perform their obligations under this Agreement.

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Section 4.2 Capitalization of BIMI Sub. The authorized capital stock of BIMI Sub consists of 100,000,000 shares of capital stock, divided into two classes with 80,000,000 shares designated as common stock at $.0001 par value (the “Common Stock”) and 20,000,000 shares designated as preferred stock at $.0001 par value (the “Preferred Stock”), of which, as of the Exchange Closing, no more than 1,000,000 shares of Common Stock are issued and outstanding, and no shares of Preferred Stock are issued and outstanding. All of the issued and outstanding shares of BIMI Sub Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.

Section 4.3 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Company, and this Agreement is a valid and binding obligation of the Company, enforceable against it in accordance with their terms.

Section 4.4 Board Approvals. The transactions contemplated by this Agreement, including without limitation the exchange of the Shares and the compliance with the terms of this Agreement, have been unanimously adopted, approved and declared advisable unanimously by the Board of Directors of the Company.

Section 4.5 No Debts or Obligations. BIMI Sub has no debt, obligation, or liabilities whatsoever, neither independently nor for any debt or obligation of the Company, including but not limited to any obligation to Cellcast UK Limited, its subsidiaries or affiliates.

Section 4.6 Non-Contravention. The execution, delivery and performance of this Agreement, and the consummation by the Company of the transactions contemplated hereby, will not conflict with, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, any provision of the articles of incorporation or bylaws of the Company or the articles of incorporation, charter, bylaws or other governing instrument of any subsidiary of the Company.

Section 4.7 Purchase for Own Account. The Company is acquiring the Exchange Shares for its own account and not with a view to the distribution thereof in violation of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder (the “Securities Act”).

Section 4.8 Private Placement. The Company understands that (i) the Exchange Shares have not been registered under the Securities Act or any state securities laws, by reason of their issuance by the Company in a transaction exempt from the registration requirements thereof and (ii) the Exchange Shares may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder. The Company represents that it is an institutional “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act).

Section 4.9 Legend. Each certificate representing an Exchange Share will bear a legend to the following effect unless the Company determines otherwise in compliance with applicable law:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS SHARE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

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ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BIMI HOLDING

BIMI Holding represents and warrants to the Company as of the date hereof that:

Section 5.1 Existence and Power. BIMI Holding is duly organized and validly existing under the laws of the state of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.

Section 5.2 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of BIMI Holding, and this Agreement is a valid and binding obligation of BIMI Holding, enforceable against it in accordance with its terms.

Section 5.3 Ownership. BIMI Holding holds the Exchange Shares in its name and when exchanged, the Exchange Shares will be assigned to the Company free and clear of any and all competing interests, liens or claims by any other party. The Exchange Shares represent all of BIMI Holding’s equity interest in the Company, and neither BIMI Holding nor its beneficial owners and/or managers have any claim against the Company or any other person or entity whatsoever for any further interest in the Company. The Exchange has been duly authorized by all necessary corporate action. When assigned and sold against receipt of the consideration therefor, the Exchange Shares will be validly issued, fully paid and nonassessable, will not subject the holders thereof to personal liability and will not be issued in violation of preemptive rights or competing claims.

Section 5.4 Non-Contravention. The execution, delivery and performance of this Agreement will not conflict with, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, any provision of the organizational or governing documents of BIMI Holding.

Section 5.5 Purchase for Own Account. BIMI Holding is acquiring the Shares for its own account and not with a view to the distribution thereof in violation of the Securities Act.

Section 5.6 Private Placement. BIMI Holding understands that (i) the Sub Shares have not been registered under the Securities Act or any state securities laws, by reason of their issuance by BIMI Sub in a transaction exempt from the registration requirements thereof and (ii) the Sub Shares may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder. BIMI Holding represents that it is an institutional “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act).

Section 5.7 Legend. Each certificate representing the Sub Shares will bear a legend to the following effect unless the Company determines otherwise in compliance with applicable law:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS SHARE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

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ARTICLE VI

CONDITIONS TO CLOSING

Section 7.1 Conditions to Each Party’s Obligation To Effect the Exchange. The respective obligations of the parties hereunder to effect the Exchange shall be subject to the following conditions:

(a) No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the Exchange shall be in effect.

Section 7.2 Conditions to the Obligations of the Company. The obligations of the Company hereunder to effect the Exchange shall be subject to the satisfaction, or waiver by the Company, of the following conditions:

(a) 2013 Company Audit Participation. The Company shall, at the Company’s expense, conduct a 2013 fiscal year audit of the books, records and financial statements of the Company and its subsidiaries, including BIMI, Inc., Brazil Interactive Media Participacões, Ltda. and EsoTV Brasil Promoção Publicidade Licenciamento e Comércio Ltda. (the “2013 Audit”). Irrespective of the timing of the 2013 Audit, whether it should occur prior or subsequent to the Exchange Closing, BIMI Sub and BIMI Holding agree and promise to take any and all actions necessary, including but not limited to providing access to books and records, all financial information, all banking statements, and all other data necessary to complete the 2013 Audit to the Company and its auditors, to cause BIMI Sub and each other subsidiary of the Company, including Brazil Interactive Media Participacões, Ltda. and EsoTV Brasil Promoção Publicidade Licenciamento e Comércio Ltda., to comply with and facilitate the completion of the 2013 Audit.

(b) No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal BIMI Holding’s unrestricted and unlimited right to vote the Shares shall be in effect.

(c) No Other Event. No other event or development shall have occurred or failed to occur that, in the judgment of the board of directors of the Company, in its sole discretion, prevents the consummation of the Transactions or any portion thereof or makes the consummation of the Transactions inadvisable.

Section 7.3 Right Not to Close.  Each of the conditions set forth in Section 7.2 is for the benefit of the Company, and the board of directors of the Company may, in its sole and absolute discretion, determine whether to waive any condition, in whole or in part.  Any determination made by the board of directors of the Company concerning the satisfaction or waiver of any or all of the conditions in Section 7.2 will be conclusive and binding on the Parties.  The satisfaction of the conditions set forth in Section 7.2 will not create any obligation on the part of the Company to effect the Exchange or in any way limit the Company’s right to terminate this Agreement as set forth in Section 8.1.

ARTICLE VII

TERMINATION

Section 7.1 Injunction; Illegality. This Agreement may be terminated at any time prior to the Exchange Closing by Company if (a) an order, injunction or decree shall have been issued by any court or agency of competent jurisdiction and shall be nonappealable, or other law shall have been issued preventing or making illegal the completion of the Exchange or the other transactions contemplated by this Agreement, or (b) in the sole judgment of the Company, it is no longer in the best interests of the Company and its shareholders to complete the Exchange.

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 ARTICLE VIII

MUTUAL RELEASES; INDEMNIFICATION

Section 8.1            Release of Pre-Exchange Claims.

(a) Effective as of the Exchange Closing, BIMI Sub and BIMI Holding do hereby, for themselves and each of their subsidiaries, release and forever discharge the Company and each of its subsidiaries, directors, officers and stockholders, from any and all liabilities whatsoever, whether at law or in equity (including any right of contribution), whether arising under any contract, by operation of law or otherwise, existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed at or before the Exchange Closing, including in connection with this Agreement and the Exchange.

(b) Effective as of the Exchange Closing, the Company does hereby release and forever discharge BIMI Holding, BIMI Sub, and each of their subsidiaries, directors, officers and stockholders from any and all liabilities whatsoever to the Company, whether at law or in equity (including any right of contribution), whether arising under any contract, by operation of law or otherwise, existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed at or before the Exchange Closing, including in connection with this Agreement and the Exchange.

(c) BIMI Sub shall not make, and shall not permit any subsidiary of BIMI Sub to make, any claim or demand, or commence any action asserting any claim or demand, including any claim of contribution or indemnification, against the Company with respect to any liabilities released pursuant to Section 9.1(a).  The Company shall not make any claim or demand, or commence any action asserting any claim or demand, including any claim of contribution or any indemnification, against BIMI Sub or its subsidiaries with respect to any liabilities released pursuant to Section 9.1(b). BIMI Holding shall not make, and shall not permit any subsidiary of BIMI Holding to make, any claim or demand, or commence any action asserting any claim or demand, including any claim of contribution or indemnification, against the Company with respect to any liabilities released pursuant to Section 9.1(a).

Section 8.2            Indemnification by BIMI Sub.  BIMI Sub shall indemnify, defend and hold harmless, the Company and each of its subsidiaries, directors, officers and stockholders, from and against any and all losses of the Company relating to, arising out of or resulting from any of the following (without duplication):

(a) any BIMI Sub liability, including the failure of any subsidiary of BIMI Sub or any other person to pay, perform or otherwise promptly discharge any BIMI Sub liabilities in accordance with their respective terms, whether prior to, at or after the Exchange Closing; and

(b) any breach by BIMI Sub or its subsidiaries of any provision of this Agreement or that certain Settlement Agreement among the Parties dated September 3, 2013, subject to any limitations of liability provisions and other provisions applicable to any such breach set forth therein.

Section 8.3  Survival of Indemnities.  The rights and obligations of each of the Parties under this Article IX shall survive the Effective Date indefinitely, unless a specific survival or other applicable period is expressly set forth herein, and shall survive the sale or other transfer by any Party or any of its subsidiaries of any assets or businesses or the assignment by it of any liabilities.

Section 8.4 Limitation of Liability.  EXCEPT TO THE EXTENT SPECIFICALLY PROVIDED IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, CONSEQUENTIAL, REMOTE OR SPECULATIVE DAMAGES (INCLUDING IN RESPECT OF LOST PROFITS OR REVENUES), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF ANY PROVISION OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

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ARTICLE IX

MISCELLANEOUS

Section 9.1 Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or by facsimile or seven days after having been sent by certified mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following address or to such other address either party to this Agreement shall specify by notice to the other party:

(a) (i) if to Company, to:

Brazil Interactive Media, Inc. 801 Brickell Avenue, Ste. 900 Miami, FL 33131 Attention: General Counsel
with a copy to:

Thompson Hine LLP
Attention: Peter Gennuso 335 Madison Avenue New York, NY 10004
Attention:	Peter Gennuso

(b) if to Purchaser, to:

Brazil Investments Holding LLC 16860 SW 1st Street Pembroke Pines, Florida 33027
Attention:	Percival Palesel

Section 9.2 Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and shall execute and deliver all other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 9.3 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is duly executed and delivered by the Parties. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 9.4 Fees and Expenses. Each Party hereto shall pay all of its own fees and expenses (including attorneys’ fees) incurred in connection with this Agreement and the transactions contemplated hereby.

Section 9.5 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns, provided that none of the Parties may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other Parties hereto.

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Section 9.6 Third Party Beneficiaries.  This Agreement is solely for the benefit of the Parties and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

Section 9.7 Governing Law. This Agreement shall be governed and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and wholly performed within such state, without regard to any applicable conflicts of law principles. The parties hereto agree that any suit, action or proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of Delaware. Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 9.8 Waiver Of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 9.9 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties and/or their affiliates with respect to the subject matter of this Agreement.

Section 9.10 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 9.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be deemed to be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

Section 9.12 Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 9.13 Performance.  Each Party shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any subsidiary or affiliate of such Party.

Section 9.14 Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the Parties shall be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

[Remainder of page left blank – signature page is next page]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BRAZIL INTERACTIVE MEDIA, INC.

/s/ Corey Hollister

Name: Corey Hollister

Title: President and Chief Executive Officer

Date: May 16, 2014

BIMI, INC.

/s/ Corey Hollister

Name: Corey Hollister

Title: President and Chief Executive Officer

Date: May 16, 2014

BRAZIL INVESTMENTS HOLDING LLC

/s/ José Percival Palesel

Name: José Percival Palesel

Title: Manager

Date: May 16, 2014

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EXHIBIT C

BRAZIL INTERACTIVE MEDIA, INC.’S AUDITED FINANCIAL STATEMENTS

FOR THE YEAR-ENDED DECEMBER 31, 2013

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FL Office

7951 SW 6th St., Suite. 216

Plantation, FL 33324

Tel: 954-424-2345

Fax: 954-424-2230

NC Office

19720 Jetton Road, 3rd Floor

Cornelius, NC 28031

Tel: 704-892-8733

Fax: 704-892-6487

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Brazil Interactive Media, Inc. and its subsidiary

We have audited the accompanying consolidated balance sheets of Brazil Interactive Media, Inc. and its subsidiary (“the Company”) as of December 31, 2013 and 2012 and the related consolidated statements of operations, stockholders’ deficit, and consolidated cash flows for the years ended December 31, 2013 and 2012. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Brazil Interactive Media, Inc. and its subsidiary as of December 31, 2013 and 2012, and the results of its operations, changes in stockholders’ deficit and cash flows for the years ended December 31, 2013 and 2012 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses and has a net working capital deficiency, factors which raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Bongiovanni & Associates, PA

Bongiovanni & Associates, PA

Certified Public Accountants

Cornelius, North Carolina

The United States of America

April 15, 2014

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BRAZIL INTERACTIVE MEDIA, INC AND ITS SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2013 AND 2012
	December 31, 2013	December 31, 2012
ASSETS
Current assets:
Cash	$270,449	$146,331
Accounts receivable	55,999	484,982
Prepayments and advances	41,455	68,910
Total Current Assets	367,903	700,223
Property, Plant and Equipment
Fixed assets	441,142	447,619
Accumulated depreciation	(86,147)	0
FIXED ASSETS - NET	354,995	447,619
Other Assets
Intangible Assets	4,471	0
Other Assets	6,387	0
Total Other Assets	10,858	0
TOTAL ASSETS	733,756	1,147,842

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued expenses	1,019,320	171,497
Taxes payable	305,587	194,883
Current portion of loans payable	100,790	170,000
Due to third party	0	220,000
Loans from Directors and Officers	70,000	0
Bank Loans payable	23,613	22,621
Total current liabilities	1,519,310	779,001
Long-term liabilities:
Loans payable	100,790	0
Tax payable - Long term	319,284	436,355
Total Long-term liabilities	420,074	436,355
TOTAL LIABILITIES	1,939,384	1,215,356

Stockholders' deficit
Preferred stock
Series G preferred, $0.01 par value, 4,000,000 shares authorized; -0- and 3,740,000 shares issued and outstanding, respectively	0	37,400
Series H preferred, $0.01 par value, 30,000 shares authorized; 2,500 and -0- shares issued and outstanding, respectively	25	0
Common stock, $0.00001 par value, 100,000,000 shares authorized; 45,236,314 and -0- shares issued and outstanding, respectively	452	0
Additional paid-in-capital	3,283,428	182,481
Common stock - warrants	187,763	0
	96,376	(14,015)
Retained earnings	(4,773,672)	(273,380)
Total Stockholder's Deficit	(1,205,628)	(67,514)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$733,756	$1,147,842
The Report of Independent Registered Public Accounting Firm and accompanying notes are an integral part of these consolidated financial statements.
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BRAZIL INTERACTIVE MEDIA, INC AND ITS SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2013 and 2012

	2013	2012

REVENUES	$7,767,779	$3,949,624
Cost of revenues	6,667,446	2,518,980

Gross Profit	1,100,333	1,430,644

OPERATING EXPENSES
Other Taxes	138,966	283,374
Subcontractor Expense	455,960	435,574
Rent	130,992	118,355
Compensation expense - stock issuance	3,144,536	0
Other General and administrative	1,289,606	179,921
Total Operating Expenses	5,160,060	1,017,224

Operating Income (Loss)	(4,059,727)	413,420

Other comprehensive Income (Expense)
Interest Income	521	0
Other receivable write off	(310,272)	(390,000)
Interest Expense	(99,340)	(49,001)
Total Other Income (Expense)	(409,091)	(439,001)

Income before Income Taxes	(4,468,818)	(25,581)

Provision for Income Taxes	31,476	303,679

NET INCOME (LOSS)	($4,500,294)	($329,260)

Other comprehensive income (expense)
Foreign currency translation adjustment	110,391	(9,049)
Comprehensive income	($4,389,903)	($338,309)

Basic and fully diluted net income (loss) per common share:	($0.24)	($3.95)

Weighted average common shares outstanding	19,059,940	83,333

The Report of Independent Registered Public Accounting Firm and accompanying notes are an integral part of these consolidated financial statements.

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BRAZIL INTERACTIVE MEDIA, INC. AND ITS SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

	For the year ended December 31, 2013	For the year ended December 31, 2012
Cash flows from operating activities:
Net income (loss)	$(4,500,294)	$(329,260)
Bad debt writeoff	310,272	390,000
Depreciation	90,097
Compensation expense - common stock issuance	3,144,536
Changes in operating assets and liabilities:
Accounts receivable	118,711	(354,904)
Other receivable- related party	0	(390,000)
Prepayments and advances	27,455	82,618
Intangibles and Other Assets	(10,858)	0
Accounts payable and accrued expenses	950,873	274,087
Other payable to related party	(69,210)	0
Taxes payables	(6,367)	133,331
Net cash provided by (used in) operating activities	55,217	(194,127)
Cash flows from investing activities:
Purchase of equipment	(47,806)	(8,450)
Net cash (used in) investing activities	(47,806)	(8,450)
Cash flows from financing activities:
Issuance of Preferred stock for cash	171,000
Proceeds from bank loan payable	—	67,478
Proceeds from note payable	—	170,000
Proceeds from Director and Officer loans	100,000	—
Repayment of loans from Directors and Officers	(30,000)	—
Proceedes from bank loan payable	38,324
Principal repayments of bank loan payable	(37,332)	(64,244)
Principal repayment of Cellcast loan payable	(138,353)
Proceeds from issuing common stock	—	100
Principal repayments of Tax installments	(66,664)
Net cash provided by financing activities	36,975	173,334
Foreign currency translation adjustment	79,732	(17,650)
Increase (decrease) in cash and cash equivalents	124,118	(46,893)
Cash and cash equivalents at beginning of period	146,331	193,225
Cash and cash equivalents at end of period	$270,449	$146,331
Cash paid for:
Income tax	$91,083	$—
Interest	$32,866	$24,028

NON-CASH INVESTING ACTIVITIES
Shareholder contribution of equipment	$—	$219,780
Payment of accounts receivable with fixed assets	$—	$219,389

The Report of Independent Registered Public Accounting Firm and accompanying notes are an integral part of these consolidated financial statements.

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BRAZIL INTERACTIVE MEDIA, INC AND ITS SUBSIDIARY
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT
For THE YEARS ENDED DECEMBER 31, 2013 AND 2012

	Number of Preferred Series C Shares	Preferred Series C Stock	Number of Preferred Series E Shares	Preferred Series E Stock	Preferred Series G Shares	Preferred Series G Stock	Number of Preferred Series H Shares	Preferred Series H Stock	Number of Common Stock Series A Shares	Common Stock Series A	Number of Common Shares	Common Stock	Additional Paid in Capital	Common stock Warrants	Due from Shareholder	Accum. Other Comprehensive Income (Loss)	Retained Earnings (Deficit)	Total

Balance as of December 31, 2011	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Incorporation					3,740,000	37,400							182,481					219,881
Translation adjustments																(14,015)		(14,015)
Net (loss)																	(273,380)	(273,380)
Balance as of December 31, 2012	—	—	—	—	3,740,000	37,400	—	—	—	—	—	—	182,481	—	—	(14,015)	(273,380)	(67,514)
Reorganization due to recapitalization	75	1	3,115	32	—	—	—	—	19,000,000	190	288,622	3	(3,337,279)	—	—	—	—	(337,053)
Conversion of Preferred Series E stock to Common stock	—	—	(3,115)	(32)	—	—	—	—	—	—	489	0	32	—	—	—	—	—
Conversion of Common stock Series A to Common stock	—	—	—	—	—	—	—	—	(19,000,000)	(190)	2,240	0	190	—	—	—	—	0
Issuance of Preferred Series G stock to convert notes payable	—	—	—	—	210,746	2,107	—	—	—	—	—	—	3,082,573	—	—	—	—	(3,084,680)
Issuance of common stock to retire notes payable	—	—	—	—	—	—	—	—	—	—	969	0	109,602	—	—	—	—	109,602
Issuance of Preferred Series G stock for service	—	—	—	—	20,000	200	—	—	—	—	—	—	292,539	—	—	—	—	292,739
Issuance of Preferred Series H stock for cash	—	—	—	—	—	—	1,710	17	—	—	—	—	170,983	—	—	—	—	171,000
Issuance of Preferred Series H stock to retire note payable	—	—	—	—	—	—	790	8	—	—	—	—	79,016	—	—	—	—	79,024
Issuance of warrants attached with note payable	—	—	—	—	—	—	—	—	—	—	—	—	(187,763)	187,763	—	—	—	—
Conversion of Preferred Series C stock to Common stock	(75)	(1)	—	—	—	—	—	—	—	—	221	0	—	—	—	—	—	(0)
Adjustment due to reverse Split at 8,484 to 1	—	—	—	—	—	—	—	—	—	—	377	—	—	—	—	—	—	—
Conversion of Preferred Series G stock to Common stock	—	—	—	—	(3,970,746)	(39,707)	—	—	—	—	39,707,460	397	39,310	—	—	—	—	—
Issuance of common stock for services	—	—	—	—	—	—	—	—	—	—	5,235,937	52	2,851,744	—	—	—	—	2,851,797
Translation adjustments																110,391		110,391
Net (loss)																	(4,500,292)	(4,500,292)
Balance as of December 31, 2013	—	—	—	—	—	—	2,500	25	—	—	45,236,314	452	3,283,428	187,763	—	96,376	(4,773,672)	(1,205,628)

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BRAZIL INTERACTIVE MEDIA, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE TWELVE-MONTH PERIOD ENDING DECEMBER 31, 2013

AND

THE TWELVE-MONTH PERIOD ENDING DECEMBER 31, 2012

NOTE 1 - ORGANIZATION, BUSINESS & OPERATIONS

Corporate History of Our Company

Brazil Interactive Media, Inc., is a publicly listed company quoted on the OTCQB under the symbol "BIMI." We are a Delaware corporation formed on September 24, 2001 under the name of Naturewell, Incorporated, which in the first quarter of 2013 became Brazil Interactive Media, Inc. through a merger that resulted in the Company becoming the owner of a Brazilian interactive television technology and television production company. Prior to 2008, the Company was formerly engaged in the research and development of healthcare products intended for a variety of conditions. On May 9, 2008, the Company completed the sale of essentially all of its assets, as a result becoming a shell company as defined under Rule 12b-2 of the Exchange Act. As described below, we ceased to be a shell company and acquired a Brazilian television and interactive media technology company in March of 2013.

Our Corporate Structure after the Merger

On March 13, 2013, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by which Naturewell, Incorporated became the parent company of Brazil Interactive Media, Inc. With the effectiveness of the merger, Brazil Interactive Media, Inc. changed its name to “BIMI, Inc.” On May 16, 2013, pursuant to the Merger Agreement, Naturewell, Incorporated filed a certificate of amendment (the “Amendment”) with the state of Delaware, changing our name to Brazil Interactive Media, Inc., effecting a reverse merger at a ratio of 8,484 to one, and decreasing the Company’s authorized capital from 5,000,000,000 shares of common stock, par value $0.00001, and 15,000,000 shares of preferred stock, par value $0.01, to 100,000,000 shares of common stock, par value $0.0001, and 5,000,000 shares of preferred stock, par value $0.01.

BIMI, Inc. is a Delaware corporation formed on September 11, 2012 as Brazil Interactive Media, Inc. BIMI, Inc. is the parent of Brazil Interactive Media Participações, Ltda., a Brazilian holding company, which through its wholly-owned subsidiary, EsoTV Brasil Promoção Publicidade Licenciamento e Comércio Ltda. (“EsoTV”), combines live television broadcasts with interactive media technology and telecommunications components to create live, interactive television programming for the Brazilian viewing public. Brazil Interactive Media, Inc., Brazil Interactive Media Participações, Ltda. and EsoTV shall be collectively referred to herein as “Brazil Interactive Media”, “we”, “our”, or “the Company”. Our Brazilian subsidiary, EsoTV, was founded and commenced operations in 2008.

Subsequent to the merger, the former Brazil Interactive Media Shareholders now hold approximately 93.5% of the issued and outstanding Common Stock of the Company and the remaining 6.5% is owned by the Company's pre-merger shareholders. The Company got a new stock symbol, BIMI, which reflects the new name of the Company.

Business and Operations of Our Company

With the merger on March 13, 2013, Brazil Interactive Media commenced the business of producing live TV shows using interactive media technology to generate revenue with an interactive telephone calling component using its own unique and proprietary television programs that include quiz shows, games, psychics and live chat formats. The Company’s program content reaches the nationwide Brazilian television audience via an in-studio satellite signal uplink to a variety of Brazilian TV broadcast networks.

At our production and administrative facilities in São Paulo, Brazil, we operate two modern television studios, producing and transmitting live television content via satellite to TV stations throughout Brazil. Brazil Interactive Media currently broadcasts throughout Brazil and we have the capacity to broadcast our satellite signal throughout Latin America, if the Company should decide to expand business to countries outside of Brazil.

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Through the negotiation and purchase of block television time for strategic times and networks, the Company distributes content directly to our target audience throughout Brazil. Brazil Interactive Media currently leases two satellite uplinks and produces three live shows daily, providing an average of 13 hours of live television program content every day. Brazilian television viewers participate in the shows in real time via telephone, calling into the Company’s interactive voice response system to participate in the show formats, which, depending on the particular show, could include the chance to respond to a question live on the air, or participate in a presenter’s conversation with other audience members. Audience participants calling in dial telephone numbers belonging to the Company’s telecommunications partners, which are broadcast on our programs. The Company’s Brazilian telecommunications partners charge audience participants various per-minute rates for the incoming calls and share a portion of the revenue with the Company.

The Company currently broadcasts its programs on a variety of Brazilian television networks. An anchor of our business model is our expertise in negotiating advantageous terms for the pre-purchase of block media time on channels with the audience access and available time slots that best match our audience viewing habits, and coincide with the technical and geographical capacities of our various telecommunications co-billing partners. Our programs are broadcast on the television networks where we have purchased blocks of time, generally in the daytime slot, from 11 am until 4 pm, and in the early morning slot, from 12 am until 6 am. Programming channels and time slots vary from time to time as the Company negotiates the purchase of block media times in advance and introduces new programs periodically in order to best reach its target audience and optimize our return on investment for our media budget.

Our overall target audience consists of members of the Brazilian television viewing public who use cellular telephones. During the third quarter of 2013, we began a focused effort to identify and categorize our client base, to allow us to customize our live programming and maximize viewer participation, as well as prepare for the addition of advertising to our revenue model and better inform the creative process of our new shows. Previously, our business model, where income flows from third-party telecommunications providers who bill the Company’s customers directly, did not allow us access to detailed information regarding the Company’s customers. Beginning in the third quarter of 2013 the Company employs new software systems operated by our technical and production teams to create and maintain a constantly updated database of comprehensive information regarding our clientele. This database allows the Company to match the style and content of our production to the preferences of our clients.

The Company receives revenue through co-billing arrangements with the Brazilian telecommunications partners whose numbers we broadcast on our live television programs, for audience access to our voice systems. As a result of events during the third quarter of 2013, we expanded the number of telecommunications partners with whom we operate in order to reduce the risk of underpayment due to technical and accounting issues within the telecommunications partners we employ. During this quarter, the Company monetized more than 90% (ninety percent) of the sale of its services to the public through primarily one co-billing partner, Brasil Telecom (operating in Brazil under the brand name “Oi”).

In the beginning of the fourth quarter, the Company switched providers for the majority of its telecom co-billing, and on November 22, 2013, we entered into an exclusive broadcasting and co-billing relationship with another Brazilian telecommunications partner with which we have an existing co-billing arrangement, Falkland Tecnologia em Comunicações S.A. (operating in Brazil under the commercial name of “IP Corp”). Prior to the fourth quarter of 2013, we generated approximately 10% (ten percent) of our income from IP Corp. We increased the amount of revenue we run through IP Corp in order to increase our future per-minute revenue share on more advantageous payment terms, and in response to third quarter underpayment issues caused by technical and accounting problems within Oi’s telecom billing systems.

The Company’s Telecommunications Support Service Provision Agreement (co-billing service contract) with Falkland Tecnologia em Comunicações S.A. (“IP Corp”) (the “IP Corp Telecom Contract”) was signed between IP Corp and EsoTV on November 6, 2012. A summary of the material terms of the IP Corp Telecom Contract are as follows. The IP Corp Telecom Contract is effective for 12 months from the date of signing and is extendable by its terms for equal periods upon renovation by the parties. The contract was last extended on November 22, 2013. By the terms of the contract, IP Corp provides active designated telephone numbers to the Company, the Company provides the voice content system for the numbers, and publicizes the telephone numbers provided by IP Corp via television broadcast. IP Corp pays to the Company a value of R$1.00 per minute of call traffic handled by IP Corp, on thirty day terms. On November 22, 2013, the Company amended the IP Corp Telecom Contract to give the Company an exclusive broadcasting and co-billing relationship with IP Corp for the programming of our most profitable interactive television format.

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SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Brazil Interactive Media, Inc. is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) under the accrual basis of accounting.

Interim Financial Statements

The accompanying audited condensed financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) and should be read in conjunction with the Company’s audited financial statements and footnotes thereto for the year ended December 31, 2013, included in the Company’s Form 10-K filed for the year ended December 31, 2013. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading. The financial statements reflect all adjustments (consisting primarily of normal recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of the Company’s financial position and results of operations. The operating results for the year ended December 31, 2013 are not necessarily indicative of the results to be expected for any other interim period of a future year.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Brazil Interactive Media, Inc. and its wholly owned subsidiary EsoTV Brasil Promoção Publicidade Licenciamento e Comércio Ltda. (“EsoTV”) (collectively the “Company”). All significant inter-company accounts and transactions have been eliminated in consolidation.

Reclassifications

Certain items in the prior year’s financial statements have been reclassified for comparative purposes to conform to the presentation in the current period’s presentation. These reclassifications have no effect on the previously reported income (loss).

Use of Estimates

In preparing consolidated financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the consolidated financial statements, as well as the reported amounts of revenues and expenses during the reporting periods. These accounts and estimates include, but are not limited to, the valuation of accounts receivables, inventories, income taxes and the estimation on useful lives of property, plant and equipment. Actual results could differ from these estimates.

Generally Accepted Accounting Principles (“GAAP”)

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). Such accounting principles differ in certain respects from accounting principles generally accepted in Brazil (“Brazilian GAAP”), which is applied by the Company for its annual consolidated financial statement preparation. Unless otherwise specified, all references in these financial statements to (i) “reais,” the “real” or “R$” are to the Brazilian real (singular), or to the Brazilian reais (plural), the legal currency of Brazil, and (ii) “U.S. dollars” or “$” are to United States dollars.

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Basis of Consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiary. All significant inter-company balances and transactions within the Company and subsidiary have been eliminated upon consolidation.

Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year-end.

Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

Concentration of Credit Risk

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and determined based on managements’ assessment of known requirements, aging of receivables, payment history, the customer’s current credit worthiness and the economic environment. As of December 31, 2013 and 2012, the Company did not record an allowance for uncollectible accounts.

Fixed Assets - net

Fixed assets are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

	Depreciable life	Residual value

Machinery and Equipment	5 years	5%
Furniture and fixture	7 years	5

Expenditures for maintenance and repairs that do not make the fixed asset more useful or prolong its useful life are expensed as incurred.

Fair Value for Financial Assets and Financial Liabilities

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification (“ASC”) for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB ASC (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in U.S. GAAP, and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

·	Level 1 Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.
·	Level 2 Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

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·	Level 3 Pricing inputs that are generally observable inputs and not corroborated by market data.

The carrying amounts of the Company’s financial assets and liabilities, such as cash and accounts payable approximate their fair values because of the short maturity of these instruments.

The Company does not have any assets or liabilities measured at fair value on a recurring or a non-recurring basis, consequently, the Company did not have any fair value adjustments for assets and liabilities measured at fair value at December 31, 2013 and December 31, 2012 nor gains or losses are reported in the statement of operations that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date ended December 31, 2013 and December 31, 2012, respectively.

Revenue Recognition

In accordance with guidance by paragraph 605-10-S99-1 of the FASB ASC for revenue recognition, the Company recognizes revenue when persuasive evidence of an arrangement exists, transfer of title has occurred or services have been rendered, the selling price is fixed or determinable and collectability is reasonably assured.

The Company produces live TV shows including quiz shows, games, psychics and live chat formats, which are transmitted via satellite to the Company’s television broadcaster distribution channels. The Company currently leases two satellite uplinks and produces three daily live shows, providing 13 hours of live television program content daily. Members of the television audiences participate in in the shows in real time via telephone, calling into the Company’s voice system to participate in the show formats, dialing telephone numbers belonging to the Company’s telecommunications partners. The Company’s Brazilian telecommunications partners charge audience participants various per-minute rates for the incoming calls and share a portion of the revenue with the Company. Revenue is recognized by the Company when the minutes of calls from audiences are determined by the local telecommunications providers.

Cost of Revenues

Cost of revenues consists primarily of media cost, leasing expenses related to satellite uplinks and other costs directly attributable to the provision of services.

Income Taxes

Income taxes are determined in accordance with Accounting Standards Codification Topic 740, “Income Taxes” (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

The Company conducts its primary business in Brazil and is subject to tax in this jurisdiction. As a result of its business activities, the Company files tax returns that are subject to examination by the foreign tax authority. As of December 31, 2013 and December 31, 2012, the Company had outstanding income and other taxes due with the tax authority in Brazil in the amounts of $624,871 and $631,238, respectively.

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Earnings per share

The Company reports earnings (loss) per share in accordance with FASB Accounting Standards Codification 260 “Earnings per Share” (“ASC 260”). This statement requires dual presentation of basic and diluted earnings (loss) with a reconciliation of the numerator and denominator of the earnings (loss) per share computations. Basic earnings per share amounts are based on the weighted average shares of common outstanding. If applicable, diluted earnings per share assume the conversion, exercise or issuance of all common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. Accordingly, this presentation has been adopted for the periods presented. There were no adjustments required to net income for the periods presented in the computation of diluted earnings per share. There were no common stock equivalents (CSE) necessary for the computation of diluted earnings per share.

Comprehensive income

The Company adopted FASB Accounting Standards Codification 220 “Comprehensive Income” (ASC “220”) which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during the year from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying consolidated balance sheets consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

Foreign currency translation

The functional currency of the Company is the Brazilian Real. The Company maintains its consolidated financial statements in the functional currency. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet date. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the consolidated financial statements of the Company, which are prepared using the functional currency, have been translated into United States dollars. Current assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates of the year while fixed assets and stockholders’ equity is translated at historical exchange rates. Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity. The exchange rates in effect as of December 31, 2013 and 2012 were US$1 for R$2.35 and R$2.05, respectively. The average exchange rates for the two years ended December 31, 2013 and 2012 were R$2.16 and R$1.95 respectively. There is no significant fluctuation in exchange rate for the conversion of Brazilian Real to US dollars after the balance sheet date.

Off-balance sheet arrangements

The Company does not have any off-balance sheet arrangements.

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Related Parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to Section 850-10-20, related parties include: a. affiliates of the Company; b. entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c. trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d. principal owners of the Company; e. management of the Company; f. other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g. other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a. the nature of the relationship(s) involved; b. a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c. the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d. amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Commitment and Contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that these matters will have a material adverse effect on the Company’s consolidated financial position, consolidated results of operations or consolidated cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, consolidated financial position, and consolidated results of operations or consolidated cash flows.

Subsequent Events

The Company evaluated for subsequent events through the issuance date of the Company’s financial statements.

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Recently issued accounting standards

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements up to ASU 2014-05, and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

NOTE 2. GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations since inception and has a negative working capital. These factors raise substantial doubt as to the ability of the Company to continue as a going concern.

Management’s plans with regard to these matters encompass the following actions: 1) obtain funding from new investors to alleviate the Company’s working deficiency, and 2) implement a plan to generate sales. The Company’s continued existence is dependent upon its ability to resolve it liquidity problems and increase profitability in its current business operations. However, the outcome of management’s plans cannot be ascertained with any degree of certainty. The accompanying financial statements do not include any adjustments that might result from the outcome of these risks and uncertainties.

NOTE 3. ACCOUNTS RECEIVABLE

Accounts receivable was comprised of the following amounts as of December 31, 2013 and 2012:

	2013	2012

Gross trade accounts receivable from customers	$55,999	$484,982
Allowance for doubtful customer accounts	0	0
Accounts receivable, net	$55,999	$484,982

For the two years ended December 31, 2013 and 2012, the company had bad debt expense of $310,272 and $0, respectively.

NOTE 4. FIXED ASSETS

Fixed assets were comprised of the following as of December 31, 2013 and December 31, 2012:

	2013	2012
Cost:
Machinery and equipment	$426,186	$439,560
Furniture and fixtures	14,956	8,059
Total cost	441,142	447,619
Less: Accumulated depreciation	(86,147)	0
Property and equipment, net	$354,995	$447,619

Depreciation expense recorded for two years ended December 31, 2013 and 2012 were $86,147 and $0, respectively, for fixed assets placed in service for depreciation purpose.

Certain of the Company’s depreciable assets, machinery and equipment, are pledged as collateral in the event of default on the note payable. See note 7.

NOTE 5. BANK LOANS PAYABLE

The Company has an unsecured loan with HSBC at interest rates ranging from 1.08% to 6% per month. The balance of this loan was $23,613 as of December 31, 2013 and $22,621 as of December 31, 2012, respectively. Accordingly, the Company recorded interest expense of $25,580 and $7,053 during the two years ended December 31, 2013 and 2012, respectively.

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NOTE 6. TAX INSTALLMENTS PAYABLE

As of December 31, 2013, the outstanding balance on the tax installments payable was $319,284.

Balance as of December 31, 2013

Cofins Payable - Tax on Service	$79,627
PIS Withheld Payable – Tax on Services	12,382
Social Contribution Payable – Social Security Tax	61,970
Income Tax Payable	165,305
Total	$319,284

NOTE 7. NOTE PAYABLE

The company has a loan payable bearing yearly interest of 10% as of December 31, 2013. The balance of this loan as of December 31, 2013 and 2012 was $201,580 and $170,000 respectively. The loan carries a guaranty from the Company. Until September 3, 2013, we had a loan payable in the principal amount of $170,000, with interest compounded at 2% per month, secured by certain depreciable assets of the Company. That previous loan payable was refinanced as part of a settlement agreement, pursuant to which the previous note payable in the amount of $170,000 and other liabilities in the amount of $220,000 were forgiven in return for the new note payable of $200,000 and cash payments of $150,000. In exchange for forgiveness of the 2012 note in the amount of $170,000 and the 2012 media advances in the amount of $220,000, the Company issued a new note in the amount of $200,000, agreed to pay $150,000 in cash, and issued one million restricted common shares, subject to transfer restrictions pursuant to a two-year lock up leak out agreement. The new $200,000 note payable carries interest at 10% per annum and is payable in 24 monthly installments, and the $150,000 cash payment was made as a $100,000 lump sum and five monthly installments of $10,000, without interest.

Principal maturities of the loan payable as of December 31, 2013 are as follows:

Amount

2013	$201,580
Total	$201,580

NOTE 8. LOANS FROM DIRECTORS AND OFFICERS

Amount

2013	$70,000
Total	$70,000

The company received $100,000 in loans from the company directors and officers. The proceeds from this loan were used to make a $100,000 payment towards a refinanced loan. The loans had a maturity date of October 1, 2013 and paid interest at a rate of 5% per annum. The company made a repayment of $30,000 in the fourth quarter of 2013.

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NOTE 9. CAPITAL STRUCTURE

Stock Activity for 2013

On March 13, 2013, the Company entered into a merger agreement (the “Merger Agreement”) with Brazil Interactive Media, Inc., a Delaware corporation, pursuant to which the Company acquired all of the issued and outstanding shares of Brazil Interactive Media, Inc. (the “Merger”). Before the Merger, the Company had 2,448,665,750 shares of Common Stock, 19,000,000 shares of Series A Common Stock, 3,115 shares of Series E Convertible Preferred Stock, and 75 shares of Series C Convertible Preferred Stock issued and outstanding. In accordance with the Merger Agreement, the Company converted all shares of Series A Common Stock to 19,000,000 (2,240 post-reverse split) shares of regular common stock on March 11, 2013, all shares of Series E Convertible Preferred Stock to 4,152,295 (489 post-reverse split) shares of common stock on March 11, 2013, and all outstanding senior convertible notes to 210,746 shares of Series G Convertible Preferred Stock and 8,220,150 (969 post-reverse split) shares of Common Stock on March 11, 2013. The company issued 3,740,000 Shares of Series G Convertible Preferred Stock in exchange for the BIMI common stock on March 13, 2013. On March 22, 2013, the Company issued 1,710 shares of Series H Convertible Preferred Stock for proceeds of $171,000 and issued 790 shares of Series H Convertible Preferred Stock to retire a total of $79,024 in notes payable.  In March 2013 the Company issued 20,000 shares of Series G Convertible Preferred Stock to an unrelated third party as compensation for their consulting services valued at $292,739. On May 14, 2013, the Company converted all shares of Series C Convertible Preferred Stock to 1,875,000 (221 post-reverse split) shares of Common Stock.

Subsequent to the Merger and in accordance with the Merger Agreement, the Company implemented a 8484 to 1 reverse split of the Company’s Common Stock.  Prior to the implementation of the reverse split, 2,481,913,195 shares of Common Stock were issued and outstanding, 3,970,746 shares of Series G Convertible Preferred Stock, issued in connection with the Merger Agreement, were issued and outstanding, and 2,500 shares of Series H Convertible Preferred Stock were issued and outstanding.  After the effects of the reverse split, there were 292,917 shares of the Company’s Common Stock issued and outstanding, 3,970,746 shares of the Company’s Series G Convertible Preferred Stock issued and outstanding, and 2,500 shares of Series H Convertible Preferred Stock issued and outstanding.

Prior to the filing of the Certificate Amendment that implemented the reverse split in accordance with the Merger Agreement, the Company’s authorized capitalization consisted of 5,000,000,000 shares of common stock, par value $0.00001, and 15,000,000 shares of preferred stock, par value $0.01.  However, pursuant to the terms of the Merger Agreement, the Company filed the Certificate Amendment and decreased its authorized capital from 5,000,000,000 shares of common stock, par value $0.00001, and 15,000,000 shares of preferred stock, par value $0.01, to 100,000,000 shares of common stock, par value $0.00001, and 5,000,000 shares of preferred stock, par value $0.01.

On July 25, 2013, 39,707,460 shares of Common Stock were issued in conversion of the 3,970,746 issued and outstanding shares of Series G Convertible Preferred Stock, and as of December 31, 2013, there are no shares of Series G Convertible Preferred Stock issued and outstanding. In accordance with a condition to the closing of the Merger Agreement, the Company has required that the Common Stock newly issued upon the conversion of the Series G Convertible Preferred Stock be subject to Lock Up and Leak Out Agreements that restrict the transferability of that Common Stock. On October 1, 2013, 4,235,000 shares of Common Stock were issued in connection with the Merger Agreement.

On September 3, 2013, 1,000,000 shares of Common Stock were issued as part of settlement agreement, pursuant to which, the previous note payable in the amount of $170,000 and other liabilities in the amount of $220,000 were forgiven, the Company issued a new note in the amount of $200,000, agreed to pay $150,000 in cash, and issued to one million restricted common shares, subject to transfer restrictions pursuant to a two-year lock up leak out agreement. Compensation expense of $480,000 was recognized due to the fair value of the shares in excess of the per share settlement price. In September 2013, the Company issued 4,235,937 shares of Common Stock to several related and unrelated parties as compensations for their services valued at $2,371,797.

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Common Stock

As of December 31, 2013, the Company is authorized to issue 100,000,000 shares of common stock, $0.00001 par value. As of December 31, 2013, there were 45,236,314 shares issued and outstanding.  As of April 15, 2014, there are 45,236,314 shares issued and outstanding.

Series H Convertible Preferred Stock

The Company is authorized to issue 30,000 shares of Series H Convertible Preferred Stock, $0.01 par value. As of December 31, 2013, and April 15, 2014, there are 2,500 shares of Series H Convertible Preferred Stock issued and outstanding.

NOTE 10 – STOCK OPTIONS/WARRANTS

During the year ended December 31, 2013, the Company issued warrants to for the purchase of 41,667, 166,667, 8,333 and 8,333 of common stock at an exercise price of $0.60 per share. The warrants may be exercised any time after issuance through and including the fifth (5th) anniversary of its original issuance. During the two years ended December 31, 2013 and 2012 respectively, no stock options or warrants were exercised.

	Exercise Price per Share	Shares Under Option/warrant	Remaining Life in Years
Outstanding
	$0.60	41,667	5.00
	$0.60	166,667	5.00
	$0.60	8,333	5.00
	$0.60	8,333	5.00

Exercisable
	$0.60	41,667	5.00
	$0.60	166,667	5.00
	$0.60	8,333	5.00
	$0.60	8,333	5.00

NOTE 11. COMMITMENT AND CONTINGENCIES

Office Leasing

The Company leases its office space under non-cancelable operating lease agreements.  The lease ends in December 2015. Based on the current rental lease agreement, the future 3 years minimum rental payments required as of December 31, 2013 are as follows:

Lease payment

Year ended, December 31, 2013	$29,329
2014	$117,318
2015	$127,060
Total	$273,707

The two satellite uplink leases are on a month to month basis with no future operating lease commitments.

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For the two years ended December 31, 2013 and 2012 the Company had rental expenses of $130,92 and $118,355, respectively.

The Company had no contingencies existing as of December 31, 2013 and 2012, respectively.

NOTE 12. CONCENTRATION AND RISK

Major Customers

The Company had two customers for the year ended December 31, 2013 from which the Company generated 99% of its revenues. For the year ended December 31, 2012 the company had one customer which generated 99% of the company’s revenues.

Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable. The Company performs ongoing credit evaluations of its customers' financial condition, but does not require collateral to support such receivables.

As of December 31, 2013 and 2012, substantially all of the Company’s cash and cash equivalents were held by financial institutions located in Brazil, which the Company’s management believes are of high credit quality.

The Company’s operations are carried out in Brazil. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in Brazil and by the general state of the local economy. The Company’s operations in Brazil are subject to specific considerations and significant risks not typically associated with companies in North America and Western Europe. The Company’s results may be affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

In addition, the Company is subject to risks common to companies in its industry, including, but not limited to, litigation, development of new technological innovations and dependence on key personnel.

NOTE 13. SEGMENTS

The Company determined that it does not operate in any material, separately reportable operating segments as of December 31, 2013 and 2012, respectively.

NOTE 14. INCOME TAXES

United States

The Company was incorporated in the United States of America and is subject to U.S. tax. No provisions for income taxes have been made as the Company has no U.S. related taxable income for the years presented.

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Brazil

The Company’s subsidiary, ESOTV, is subject to Brazil enterprises income tax at the applicable tax rates on the taxable income as reported in its Brazilian statutory accounts in accordance with the relevant enterprises income tax laws applicable to domestic enterprises.

The Company uses the asset and liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. There are no material timing differences and therefore no deferred tax asset or liability as of December 31, 2013 and 2012. There are no net operating loss carry forwards as of December 31, 2013 and 2012.

The effective income tax expenses for the years ended December 31, 2013 and 2012 are as follows:

	2013	2012

Current taxes	$31,476	$303,679
Deferred taxes	0	0
	$31,476	$303,679

The company, as allowed by tax laws in Brazil, recognizes and pays income and social contribution taxes on a presumed profit alternative, where taxes are calculated on revenues.

NOTE 15. SUBSEQUENT EVENTS

None.

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EXHIBIT D

BRAZIL INTERACTIVE MEDIA, INC.’S UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2014

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BRAZIL INTERACTIVE MEDIA, INC AND ITS SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
JUNE 30, 2014 AND DECEMBER 31, 2013
	June 30, 2014	December 31, 2013
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash - unrestricted	$268,496	$270,449
Cash - restricted	45,378	$0
Accounts receivable	72,508	55,999
Other Receivable	215,642	0
Prepayments and advances	232,729	41,455
Total Current Assets	834,753	367,903
Property, Plant and Equipment
Fixed assets	491,879	441,142
Accumulated depreciation	(130,818)	(86,147)
FIXED ASSETS - NET	361,061	354,995
Other Assets
Intangible Assets	4,764	4,471
Other Assets	6,807	6,387
Total Other Assets	11,571	10,858
TOTAL ASSETS	1,207,385	733,756

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	1,165,657	1,019,320
Taxes payable	319,057	305,587
Convertible note payable, net of discount	36,204	0
Current portion of loans payable	214,816	100,790
Loans from Directors and Officers	0	70,000
Bank loans payable	21,498	23,613
Total current liabilities	1,757,232	1,519,310
Long-term liabilities:
Loans payable	0	100,790
Tax payable - Longterm	299,706	319,284
Total Long-term liabilities	299,706	420,074
TOTAL LIABILITIES	2,056,939	1,939,384
Stockholders' deficit
Preferred stock $0.01 par value, 5,000,000 shares authorized, -0- shares issued and outstanding	0	25
Common stock, $0.00001 par value, 100,000,000 shares authorized;
40,425,000 and 45,236,314 shares issued and outstanding, respectively	404	452
Common stock-warrants	0	187,763
Additional paid-in-capital	5,353,480	3,283,428
Accumulated other comprehensive income (loss)	111,581	96,376
Retained earnings	(6,315,019)	(4,773,672)
Total Stockholder's deficit	(849,554)	(1,205,628)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$1,207,385	$733,756

The accompanying notes are an integral part of these consolidated financial statements.

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BRAZIL INTERACTIVE MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED INCOME STATEMENT (UNAUDITED)
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2014 AND 2013

	For the three months ended	For the three months ended	For the six months ended	For the six months ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013

REVENUES	$2,585,487	$1,932,132	$4,466,321	$4,240,137
Cost of revenues	2,173,423	1,489,534	4,038,732	3,185,803

Gross Profit	412,064	442,598	427,589	1,054,334

OPERATING EXPENSES
Other Taxes	26,165	20,687	49,574	64,991
Subcontractor Expense	56,772	89,484	106,113	329,291
Rent	34,596	39,794	61,726	82,928
Other General and administrative	1,645,411	318,530	1,817,903	508,520
Total Operating Expenses	1,762,944	468,495	2,035,317	985,729

Operating Income (Loss)	(1,350,880)	(25,897)	(1,607,728)	68,605

Other comprehensive Income (Expense)
Interest Income	44	0	44	185
Gain on debt forgiveness	96,193		96,193
Interest Expense	(55,071)	(13,792)	(82,896)	(26,479)
Total Other Income (Expense)	41,166	(13,792)	13,341	(26,294)

Income before Income Taxes	(1,309,714)	(39,689)	(1,594,387)	42,311

Provision for Income Taxes	12,084	19,354	(53,040)	31,476

NET INCOME (LOSS)	($1,321,798)	($59,043)	($1,541,347)	$10,835

Other comprehensive income (expense)
Foreign currency translation adjustment	(28,009)	(25,943)	15,205	62,114
Comprehensive income	($1,349,807)	($84,986)	($1,526,142)	$72,949

Basic and fully diluted net income (loss) per common share:	($0.03)	($0.20)	($0.03)	$0.04

Weighted average common shares outstanding	43,158,647	292,319	44,213,023	290,976

The accompanying notes are an integral part of these consolidated financial statements.

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BRAZIL INTERACTIVE MEDIA, INC. AND ITS SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013

	For the six months ended	For the six months ended
	June 30, 2014	June 30, 2013
Cash flows from operating activities:
Net income (loss)	$(1,541,347)	$10,835
Depreciation	44,671	21,647
Common stock issued for services	1,380,740
Amortization of discount on note payable	36,204
Gain on debt forgiveness	(96,193)
Issuance of Preferred Series G stock for service	—	20
Effects of Capitalization of Preferred and Common Stock	—	(62,926)
Changes in operating assets and liabilities:
Accounts receivable	(16,509)	(631,515)
Other receivable	(215,642)	—
Prepayments and advances	(191,274)	64,418
Intangible and Other Assets	(713)	(11,454)
Accounts payable and accrued expenses	279,005	366,942
Taxes payables	32,875	69,612
Net cash provided by (used in) operating activities	(288,183)	(172,422)
Cash flows from investing activities:
Purchase of equipment	(50,737)	—
Net cash (used in) investing activities	(50,737)	—
Cash flows from financing activities:
Issuance of Preferred stock for cash	—	171,000
Issuance of convertible note payable	395,000
Proceeds from bank loan payable	114,026
Principal repayments of bank loan payable	(102,905)	(2,444)
Principal repayments of Tax installments	(38,982)
Net cash provided by financing activities	367,139	168,556
Foreign currency translation adjustment	15,206	(32,765)
Increase (decrease) in cash and cash equivalents	43,425	(36,631)
Cash and cash equivalents at beginning of period	270,449	146,331
Cash and cash equivalents at end of period	$313,874	$109,700
Cash paid for:
Income tax	$74,108	$36,434
Interest	$47,113	$16,212
NON-CASH INVESTING ACTIVITIES
Issuance of common stock for services	$1,380,740	$—
Issuance of Preferred Series G stock to convert notes payable	$—	$3,084,680
Issuance of common stock to retire notes payable	$106,476	$109,602
Issuance of Preferred Series H stock to retire note payable	$—	$79,024
Conversion of Preferred Series G stock to Common Stocks to be issued	$—	$39,707

The accompanying notes are an integral part of these financial statements

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Organization, Business & Operations

Organization

Brazil Interactive Media, Inc. (the “Company”), is a publicly listed company quoted on the OTCQB under the symbol “BIMI.” The Company is a Delaware corporation formed on September 24, 2001 with the name Naturewell, Incorporated, which in the first quarter of 2013, became Brazil Interactive Media, Inc. through a merger that resulted in the Company becoming the owner of a Brazilian interactive television technology and television production company, BIMI, Inc. Prior to 2013, the Company business was the research and development of healthcare products intended for a variety of health conditions. On May 9, 2008, the Company completed the sale of essentially all of its assets, as a result becoming a shell company as defined under Rule 12b-2 of the Exchange Act. As described below, the Company ceased to be a shell company when it acquired a Brazilian television and interactive media technology company in March of 2013.

On May 15, 2014, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), between the Company, Cannamerica, Inc., Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Hollister & Blacksmith, Inc. d/b/a American Cannabis Consulting, Inc., a Colorado corporation (“ACC”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into ACC through a reverse triangular merger transaction upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the General Corporation Law of the State of Delaware. Pursuant to the transactions contemplated by the Merger Agreement, (i) each share of common stock of ACC will be exchanged for shares of the Company based on a ratio of 3,171.0628 to one, (ii) ACC shall continue as the surviving corporation after the transactions contemplated by the Merger Agreement, (iii) each share of common stock of Merger Sub will be converted into and exchanged for one share of common stock of ACC and (iv) the Company shall change its name to “American Cannabis Company, Inc.” ACC was incorporated as Hollister & Blacksmith, Inc. on March 5, 2013 under the laws of the State of Colorado, and is based out of Denver, Colorado.

On May 16, 2014, the Company entered into a Separation and Exchange Agreement (the “Separation Agreement”), by and among the Company, BIMI, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and Brazil Investment Holding, LLC (“Holdings”), a Delaware limited liability company and the majority stockholder of the Company. Pursuant to the Separation Agreement, the Company agreed to distribute all shares of common stock of BIMI, Inc. held by the Company in exchange for all of the common stock held by Holdings, thereby resulting in a complete separation of BIMI, Inc. The Company and BIMI, Inc. each shall retain all assets and liabilities in its respective name, and shall take any and all actions necessary so that (i) the Company will own or be liable for all existing Company assets and liabilities and (ii) BIMI, Inc. will own or be liable for all existing BIMI, Inc. assets and liabilities, including all assets and liabilities of BIMI Inc.’s subsidiaries. The Separation Agreement further provides that all intercompany agreements by and between the Company, or any of its subsidiaries, and BIMI Inc., or any of its subsidiaries, are terminated except for confidentiality, non-disclosure or release of liability agreements.

The foregoing descriptions of the Merger Agreement and Separation Agreement do not purport to be complete and are qualified in their entirety by the terms of the Merger Agreement, which is filed as an exhibit to the Form 8-K filed by the Company with the Securities and Exchange Commission on May 15, 2014 and the terms of the Separation Agreement, which is filed as an exhibit to the Form 8-K filed by the Company with the Securities and Exchange Commission on May 20, 2014. Further, additional information relevant to the transactions contemplated by the Merger Agreement and Separation Agreement can be found in the Company’s Preliminary Information Statement filed on Schedule 14C with the Securities and Exchange Commission on May 29, 2014, as amended June 16, 2014 and July 29, 2014.

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Business and Operations of the Company

Prior to the effectiveness of the Separation Agreement, the Company was the parent of Brazil Interactive Media Participações, Ltda., a Brazilian holding company, which through its wholly-owned subsidiary, EsoTV Brasil Promoção Publicidade Licenciamento e Comércio Ltda., combines live television broadcasts with interactive media technology and telecommunications components to create live, interactive television programming for the Brazilian viewing public. Since the merger on March 13, 2013 and up until the effectiveness of the Separation Agreement, the Company has been in the business of producing live TV shows using interactive media technology to generate revenue with an interactive telephone calling component using its own unique and proprietary television programs that include quiz shows, games, psychics and live chat formats.

Upon completion of the transactions contemplated by the Merger Agreement, the Company will complete the acquisition of ACC and be in the business of providing end-to-end solutions for businesses operating in the cannabis industry in states and countries where cannabis is regulated and has been de-criminalized for medical use and/or legalized for recreational use.

ACC provides its clients end-to-end solutions based on its specialized knowledge of and experience with operating in regulated cannabis industries. ACC is both a consulting and advisory service provider and a supplier of products and equipment to businesses operating in this unique industry. ACC’s service and product offerings including the following:

•	Guiding clients through state and local cannabis business license application processes;
•	Designing and implementing standard operating procedures and policies to ensure compliance with the legal regulations of the cannabis industry;
•	Assisting clients in monitoring their business to ensure compliance with laws and regulations of the cannabis industry as well as optimal business operation;
•	Educating and training ACC’s clients on ACC’s proven processes and techniques for maximum yields of pharmaceutical grade cannabis in regulated commercial cultivation environments;
•	Advising and consulting clients on the acquisition and start-up of cannabis businesses;
•	Supplying customers with a variety of products that support all phases of their cannabis business, including:
○	The Satchel™, a child-resistant exit bag that will assist owners and operators in the industry mitigate the risk of having product end up in the hands of unintended individuals;
○	A commercial scale cultivation solution for use in regulated cannabis markets, which provides environmental controls, increases security, and achieves lean manufacturing for ACC’s customers; and
•	Researching, designing, developing, and bringing to market new products for the specific needs of the cannabis industry that help ACC’s customers operate their cannabis business on a daily basis.

Note 2 - Summary of Significant Accounting Policies

This summary of significant accounting policies of Brazil Interactive Media, Inc. is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) under the accrual basis of accounting.

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Interim Financial Statements

The accompanying unaudited condensed financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) and should be read in conjunction with the Company’s audited financial statements and footnotes thereto for the year ended December 31, 2013, included in the Company’s Form 10-K filed for the year ended December 31, 2013. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading. The financial statements reflect all adjustments (consisting primarily of normal recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of the Company’s financial position and results of operations. The operating results for the three and six months ended June 30, 2014 are not necessarily indicative of the results to be expected for any other interim period of a future year.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Brazil Interactive Media, Inc. and its wholly owned subsidiary EsoTV Brasil Promoção Publicidade Licenciamento e Comércio Ltda. All significant inter-company accounts and transactions have been eliminated in consolidation.

Reclassifications

Certain items in the prior year financial statements have been reclassified for comparative purposes to conform to the presentation in the current period’s presentation. These reclassifications have no effect on the previously reported income (loss).

Use of Estimates

In preparing consolidated financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the consolidated financial statements, as well as the reported amounts of revenues and expenses during the reporting periods. These accounts and estimates include, but are not limited to, the valuation of accounts receivables, inventories, income taxes and the estimation on useful lives of property, plant and equipment. Actual results could differ from these estimates, as well as the reported amounts of revenues and expenses during the reporting periods. These accounts and estimates include, but are not limited to, the valuation of accounts receivables, inventories, income taxes and the estimation on useful lives of property, plant and equipment. Actual results could differ from these estimates.

Generally Accepted Accounting Principles (“GAAP”)

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). Such accounting principles differ in certain respects from accounting principles generally accepted in Brazil (“Brazilian GAAP”), which is applied by the Company for its annual consolidated financial statement preparation. Unless otherwise specified, all references in these financial statements to (i) “reais,” the “real” or “R$” are to the Brazilian real (singular), or to Brazilian reais (plural), the legal currency of Brazil, and (ii) “U.S. dollars” or “$” are to United States dollars.

Beneficial Conversion Feature

If the conversion features of conventional convertible debt provides for a rate of conversion that is below market value at issuance, this feature is characterized as a beneficial conversion feature (“BCF”).  A BCF is recorded by the Company as a debt discount pursuant to ASC Topic 470-20 “Debt with Conversion and Other Options.” In those circumstances, the convertible debt is recorded net of the discount related to the BCF, and the Company amortizes the discount to interest expense, over the life of the debt using the effective interest method.

Basis of Consolidation

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The consolidated financial statements include the financial statements of the Company and its subsidiary.

All significant inter-company balances and transactions within the Company and subsidiary have been eliminated upon consolidation.

Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year-end.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

Concentration of Credit Risk

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and determined based on managements’ assessment of known requirements, aging of receivables, payment history, the customer’s current credit-worthiness and the economic environment. As of June 30, 2014 and 2013, the Company did not record an allowance for uncollectible accounts.

Fixed Assets - Net

Fixed assets are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

	Depreciable Life	Residual Value

Machinery and Equipment	5 years	5%
Furniture and fixture	7 years	5%

Expenditures for maintenance and repairs that do not make the fixed asset more useful or prolong its useful life are expensed as incurred.

Fair Value for Financial Assets and Financial Liabilities

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification (“ASC”) for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB ASC (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in U.S. GAAP, and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

·	Level 1 Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.
·	Level 2 Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.
·	Level 3 Pricing inputs that are generally observable inputs and not corroborated by market data.

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The carrying amounts of the Company’s financial assets and liabilities, such as cash and accounts payable, approximate their fair values because of the short maturity of these instruments.

The Company does not have any assets or liabilities measured at fair value on a recurring or a non-recurring basis, consequently, the Company did not have any fair value adjustments for assets and liabilities measured at fair value at June 30, 2014 and December 31, 2013 nor are gains or losses reported in the statement of operations that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date for the for the periods ended June 30, 2014 and December 31, 2013, respectively.

Revenue Recognition

In accordance with guidance by paragraph 605-10-S99-1 of the FASB ASC for revenue recognition, the Company recognizes revenue when persuasive evidence of an arrangement exists, transfer of title has occurred or services have been rendered, the selling price is fixed or determinable and collectability is reasonably assured.

The Company produces live TV shows including quiz shows, games, psychics and live chat formats, which are transmitted via satellite to the Company’s television broadcaster distribution channels. The Company currently leases two satellite uplinks and produces three daily live shows, providing 13 hours of live television program content daily. Members of the television audiences participate in in the shows in real time via telephone, calling into the Company’s voice system to participate in the show formats, dialing telephone numbers belonging to the Company’s telecommunications partners. The Company’s Brazilian telecommunications partners charge audience participants various per-minute rates for the incoming calls and share a portion of the revenue with the Company. Revenue is recognized by the Company when the minutes of calls from audiences are determined by the local telecommunications providers.

Cost of Revenues

Cost of revenues consists primarily of media cost, leasing expenses related to satellite uplinks, and other costs directly attributable to the provision of services.

Income Taxes

Income taxes are determined in accordance with Accounting Standards Codification Topic 740, “Income Taxes” (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

The Company conducts its primary business in Brazil and is subject to tax in this jurisdiction. As a result of its business activities, the Company files tax returns that are subject to examination by the foreign tax authority. As of June 30, 2014 and December 31, 2013, the Company had outstanding income taxes due with the tax authority in Brazil in the amounts of $618,763 and $624,871, respectively. A portion of the income tax due for 2013, or $319,284 will be paid over time pursuant to an installment plan entered into by the Company and the tax authority in Brazil.

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Earnings Per Share

The Company reports earnings (loss) per share in accordance with FASB Accounting Standards Codification 260 “Earnings per Share” (“ASC 260”). This statement requires dual presentation of basic and diluted earnings (loss) with a reconciliation of the numerator and denominator of the earnings (loss) per share computations. Basic earnings per share amounts are based on the weighted average shares of common outstanding. If applicable, diluted earnings per share assume the conversion, exercise or issuance of all common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. Accordingly, this presentation has been adopted for the periods presented. There were no adjustments required to net income for the periods presented in the computation of diluted earnings per share. There were no common stock equivalents (CSE) necessary for the computation of diluted earnings per share.

Comprehensive Income

The Company adopted FASB Accounting Standards Codification 220 “Comprehensive Income” (ASC “220”) which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during the year from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying consolidated balance sheets consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

Foreign Currency Translation

The functional currency of the Company is the Brazilian Real. The Company maintains its consolidated financial statements in the functional currency. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet date. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the consolidated financial statements of the Company, which are prepared using the functional currency, have been translated into United States dollars. Current assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates of the year while fixed assets and stockholders’ equity is translated at historical exchange rates. Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity. The exchange rates in effect as of June 30, 2014 and 2013 were US$1 for R$2.20 and R$2.23, respectively. The average exchange rates for the 3 months ended June 30, 2014 and 2013 were US$1 for R$2.23 and R$2.06, respectively. There is no significant fluctuation in exchange rate for the conversion of Brazilian Real to US dollars after the balance sheet date.

Off-balance Sheet Arrangements

The Company does not have any off-balance sheet arrangements.

Related Parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

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Pursuant to Section 850-10-20, related parties include (a) affiliates of the Company; (b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; (c) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; (d) principal owners of the Company; (e) management of the Company; (f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and (g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a. the nature of the relationship(s) involved; b. a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c. the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d. amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Commitment and Contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that these matters will have a material adverse effect on the Company’s consolidated financial position, consolidated results of operations or consolidated cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, consolidated financial position, and consolidated results of operations or consolidated cash flows.

Uncertain Tax Positions

The Company did not take any uncertain tax positions and had no adjustments to unrecognized income tax liabilities or benefits pursuant to the provisions of Section 740-10-25 for the quarters ended June 30, 2014 or 2013.

Subsequent Events

The Company evaluated for subsequent events through the issuance date of the Company’s financial statements.

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Recently Issued Accounting Standards

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements up to ASU 2014-05, and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

NOTE 3 - ACCOUNTS RECEIVABLE

Accounts receivable was comprised of the following amounts as of June 30, 2014 and December 31, 2013:

	2014	2013

Gross trade accounts receivable from customers	$72,508	$55,999
Allowance for doubtful customer accounts	0	0
Accounts receivable, net	$72,508	$55,999

There were no bad debt expenses recognized during the quarters ended June 30, 2014 and 2013 in the accompanying consolidated income statements.

NOTE 4 - FIXED ASSETS

Fixed assets were comprised of the following as of June 30, 2014 and December 31, 2013:

	2014	2013
Cost:
Machinery and equipment	$485,092	$426,126
Furniture and fixtures	6,787	14,926
Total cost	491,879	441,142
Less: Accumulated depreciation	(130,818)	(86,147)
Property and equipment, net	$361,061	$354,995

Depreciation expense recorded for the six months ended June 30, 2014 and June 30, 2013 were $44,671 and $21,647, respectively, for fixed assets placed in service for depreciation purpose.

The Company’s fixed assets are pledged as collateral in the event of default on the note payable. See NOTE 7.

NOTE 5 - BANK LOANS PAYABLE

The Company has an unsecured loan with HSBC at interest rates ranging from 1.08% to 6% per month. The balance of this loan was $21,498 as of June 30, 2014 and $23,613 as of December 31, 2013, respectively. Accordingly, the Company recorded interest expense of $2,115 and $1,695 during the quarters ended June 30, 2014 and 2013, respectively.

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NOTE 6 - TAX INSTALLMENTS PAYABLE

In 2012, the Company entered an installment plan with the tax authority in Brazil, pursuant to which the following taxes will be paid over time. As of June 30, 2014, the outstanding balance on the tax installments payable was $618,764.

Type of Tax	Balance as of June 30, 2014

Cofins Payable - Tax on Service	$228,802
PIS Withheld Payable – Tax on Services	$33,642
ISS and INS Payable – Tax on Service	$115,641
Social Contribution Payable – Social Security Tax	$85,174
Income Tax Payable	$155,504
Total	$618,763

NOTE 7 - NOTE PAYABLE

The company has a loan payable bearing monthly interest of 2% as of June 30, 2014. The balance of this loan was $214,816 as of June 30, 2014 and is secured by fixed assets of the Company with a net book value of $462,520. The effect of accrued interest for the quarters ended June 30, 2014 and June 30, 2013 were $4,843 and $10,422, respectively. The accrued interest for the six months ended June 30, 2014 and June 30, 2013 was $9,686 and $20,844, respectively.

Principal maturities of the loan payable as of June 30, 2014 are as follows:

Amount

2014	$214,816
Total	$214,816

Note 8 - Loans From Directors and Officers

Amount

2014	$70,000
Total	$70,000

The Company received $100,000 in loans from the Company’s directors and officers in 2013. The proceeds from these loans were used to make a $100,000 payment towards a refinanced loan. The loans had a maturity date of October 1, 2013 and paid interest at a rate of 5% per annum. The Company made a repayment of $30,000 in the fourth quarter of 2013. During the three months ended June 30, 2014, the Company retired these loans by issuing common stocks, see note 9. As of June 30, 2014, the balance of these loans was $0.

Note 8 - Convertible Debentures

On April 24, 2014, the Company issued several convertible debentures to certain accredited investors. The total amount of the debentures is $395,000 and matures on April 24, 2016 with zero percent interest rate. The debentures are convertible into shares of the Company’s common stock at $0.08 per share.

The debentures were discounted in the amount of $395,000 due to the intrinsic value of the beneficial conversion option. As of June 30, 2014, the aggregate carrying value of the debentures was $36,204, net of debt discounts of $358,796. The Company recorded amortization of debt discount in amount of $36,204 during the six months ended June 30, 2014.

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Note 9 - Capital Structure

During the three months ended June 30, 2014, the Company issued 1,228,501 shares of common stock in exchange for 2,500 shares of preferred Series H shares and warrants to purchase 225,000 shares of common stock at $0.60 per share which expires at the fifth anniversary from its original issuance.

During the three months ended June 30, 2014, the Company issued 1,811,042 shares of common stock for service rendered valued at $1,249,269, which is based on the closing stock price at the date of issuance.

During the three months ended June 30, 2014, the Company issued 380,715 shares of common stock to retire $70,000 loans from directors and officers and $36,476 accounts payable due to various parties. Services expense of $131,471 was recognized due to fair value of the shares in excess of the value of the debts retired.

During the three months ended June 30, 2014, the Company issued 31,710,628 shares of common stock and 39,985,000 shares of common stock were returned to the Company and retired per the Merger Agreement and Separation Agreement. These agreements were not effective yet as of June 30, 2014, as a result, these shares have not been recorded for accounting purposes.

Common Stock

The Company is authorized to issue 100,000,000 shares of common stock, $0.00001 par value. As of June 30, 2014, there were 40,425,000 shares issued and outstanding.

NOTE 10 - COMMITMENT AND CONTINGENCIES

Office Leasing

The Company leases its office space under non-cancelable operating lease agreements.  The lease ends in December 2016. Based on the current rental lease agreement, the future 3 years minimum rental payments required as of June 30 are as follows:

Lease Payment

Year ended, December 31, 2014	$59,893
2015	$123,359
2016	$127,060
Total	$310,312

The Company’s two satellite uplink units are leased on a month to month basis with no future operating lease commitments.

For the quarters ended June 30, 2014 and 2013, the Company had rental expenses of $34,596 and $39,794, respectively. For the six months ended June 30, 2014 and June 30, 2013, the Company had rental expenses of $61,726 and $82,928, respectively.

The Company had no contingencies existing as of June 30, 2014 and 2013.

NOTE 11 - Concentration and Risk

Major Customers

The Company had one customer from which the Company generated 100% of revenues during the quarters ended June 30, 2014 and 2013, respectively.

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Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable. The Company performs ongoing credit evaluations of its customers' financial condition, but does not require collateral to support such receivables.

As of June 30, 2014 and December 31, 2013, substantially all of the Company’s cash and cash equivalents were held by financial institutions located in Brazil, which the Company’s management believes are of high credit quality.

The Company’s operations are carried out in Brazil. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in Brazil, and by the general state of the local economy. The Company’s operations in Brazil are subject to specific considerations and significant risks not typically associated with companies in North America and Western Europe. The Company’s results may be affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

NOTE 12 - SEGMENTS

The Company determined that it do not operate in any material, separately reportable operating segments as of June 30, 2014 and December 31, 2013.

NOTE 13 - SUBSEQUENT EVENTS

In accordance with ASC Topic 855-10, the Company has analyzed its operations subsequent to a June 30, 2014 to the date these consolidated financial statements were issued. In addition to the transactions disclosed below, the Company does not have other material subsequent events to disclose in these financial statements.

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EXHIBIT E

ACC’S AUDITED FINANCIAL STATEMENTS FOR THE YEAR-ENDED DECEMBER 31, 2013

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 7951 SW 6th St., Suite. 216

Plantation, FL 33324

Tel: 954-424-2345

Fax: 954-424-2230

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

Hollister & Blacksmith, Inc.

dba American Cannabis Consulting:

We have audited the accompanying balance sheet of Hollister & Blacksmith, Inc. dba American Cannabis Consulting (“the Company”) as of December 31, 2013, and the related income statement, shareholders’ equity and cash flows for the period from inception (March 5, 2013) through December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013, and the results of its operations, changes in shareholders’ equity and cash flows for the period from inception (March 5, 2013) through December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ Bongiovanni & Associates, PA

Bongiovanni & Associates, PA

Certified Public Accountants

Plantation, Florida

The United States of America

July 23, 2014

www.ba.cpa.net

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HOLLISTER & BLACKSMITH, INC.
D/B/A AMERICAN CANNABIS CONSULTING
BALANCE SHEET
DECEMBER 31, 2013

December 31,
2013

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$17,597
Prepaid expenses	4,368
Accounts receivable, net	1,250
Total current assets	23,215

PROPERTY AND EQUIPMENT, net	1,765

Total assets	$24,980

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Deferred revenue	11,109
Due to director	3,006
Accrued expenses	1,698
Accrued payroll liabilities	636
Accounts payable	152
Total current liabilities	16,601

Total liabilities	16,601

SHAREHOLDERS’ EQUITY
Common stock, $.001 par value; 12,000 shares authorized;
8,000 shares issued and outstanding as of
December 31, 2013	8
Additional paid in capital	792
Retained earnings	7,579
Total shareholders’ equity	8,379

Total liabilities and shareholders’ equity	$24,980

The Report of Independent Registered Public Accounting Firm and accompanying notes are an integral part of these financial statements.

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HOLLISTER & BLACKSMITH, INC.
D/B/A AMERICAN CANNABIS CONSULTING
STATEMENT OF OPERATIONS

From March 5, 2013
(Date of Inception) through
December 31, 2013

REVENUES
Consulting and advisory	$70,273
Supplies	5,063
Total revenues	$75,336

COST OF REVENUES
Compensation and fees for services	15,215
Travel and other expense for services	3,982
Cost of supplies	4,060
Total cost of revenues	23,257

GROSS PROFIT	52,079

OPERATING EXPENSES
General and administrative expenses	13,530
Selling and marketing expenses	19,608
Total operating expenses	33,138

INCOME FROM OPERATIONS	18,941

NET INCOME	$18,941

Basic and fully diluted net income per common share	$2.36

Weighted average common shares outstanding	8,000

The Report of Independent Registered Public Accounting Firm and accompanying notes are an integral part of these  financial statements.

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HOLLISTER & BLACKSMITH, INC.
D/B/A AMERICAN CANNABIS CONSULTING
STATEMENT OF STOCKHOLDERS' EQUITY

	Common Stock, $.001 Par,				Total
	12,000 Shares Authorized		Additional	Retained	Shareholders’
	Shares	Amount	Paid in Capital	Earnings	Equity

BALANCE, March 5, 2013 (Date of Inception)	—	$—	$—	$—	$—

Issuance of common stock	8,000	8	792	—	800

Net income	—	—	—	18,941	18,941

Distributions	—	—	—	(11,362)	(11,362)

BALANCE, December 31, 2013	8,000	$8	$792	$7,579	$8,379

The Report of Independent Registered Public Accounting Firm and accompanying notes are an integral part of these financial statements.

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HOLLISTER & BLACKSMITH, INC.
D/B/A AMERICAN CANNABIS CONSULTING
STATEMENT OF CASH FLOWS
From March 5, 2013
(Date of Inception) through
December 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$18,941
Adjustments to reconcile net income to net cash provided
by operating activities
Depreciation	486
Changes in operating assets and liabilities:
Prepaid expenses	(4,368)
Accounts receivable	(1,250)
Deferred revenue	11,109
Due to director	3,006
Accrued expenses	1,698
Accrued payroll liabilities	636
Accounts payable	152
Net cash provided by operating activities	30,410

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(2,251)
Net cash used in investing activities	(2,251)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	800
Distributions to owners	(11,362)
Net cash used in financing activities	(10,562)

NET INCREASE IN CASH AND CASH EQUIVALENTS	17,597

CASH AND CASH EQUIVALENTS, beginning of period	—

CASH AND CASH EQUIVALENTS, end of year	$17,597

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION	$
Cash paid during the period for interest
Cash paid during the period for income taxes	$

The Report of Independent Registered Public Accounting Firm and accompanying notes are an integral part of these financial statements.

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Note 1. Organization and Description of Business

Hollister & Blacksmith, Inc. d/b/a American Cannabis Consulting (the “Company” or “ACC”) was incorporated on March 5, 2013 under the laws of the State of Colorado. ACC is based out of Denver, CO, and operates a fully integrated business model that features end-to-end solutions for businesses operating in the cannabis industry in states and countries where cannabis is regulated and has been de-criminalized for medical use and/or legalized for recreational use.

ACC provides its clients end-to-end solutions based on its specialized knowledge of and experience with operating in regulated cannabis industries. ACC is both a consulting and advisory service provider and a supplier of products and equipment to businesses operating in this unique industry. The Company’s consultants and advisors providing services to clients consist of the Company’s two officers and directors and three independent contractors.

The Company was incorporated on March 5, 2013 under the laws of the State of Colorado. Upon formation, each of the co-founders Ellis Smith and Corey Hollister were issued 4,000 shares of common stock in exchange for $400. This constituted 100% of the issued and outstanding shares of the Company’s common stock and voting rights. Mr. Smith and Mr. Hollister are the sole directors and officers of the Corporation.

Note 2. Summary of Significant Accounting Policies

Basis of Accounting

The financial statements are prepared in accordance with the accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Company has elected a fiscal year ending on December 31.

Use of Estimates in Financial Reporting

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements and reported amounts of revenues and expenses during the periods presented. Actual results could differ from these estimates. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements in the period they are deemed to be necessary. Significant estimates made in the accompanying financial statements include but are not limited to following: those related to revenue recognition, allowance for doubtful accounts and unbilled services, lives and recoverability of equipment and other long-lived assets, contingencies and litigation. The Company is subject to uncertainties, such as the impact of future events, economic, environmental and political factors, and changes in the business climate; therefore, actual results may differ from those estimates. When no estimate in a given range is deemed to be better than any other when estimating contingent liabilities, the low end of the range is accrued. Accordingly, the accounting estimates used in the preparation of the Company's financial statements will change as new events occur, as more experience is acquired, as additional information is obtained and as the Company's operating environment changes. Changes in estimates are made when circumstances warrant. Such changes and refinements in estimation methodologies are reflected in reported results of operations; if material, the effects of changes in estimates are disclosed in the notes to the financial statements.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. Cash and cash equivalents are held in operating accounts at a major financial institution. Our cash balances at December 31, 2013 do not exceed the deposit insurance limits for the financial institutions.

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Accounts Receivable

Accounts receivable are recorded at face amounts less an allowance for doubtful accounts. On a periodic basis, we evaluate our accounts receivable and, if necessary, establish the allowance for doubtful accounts by calculating and recording a specified percentage of the individual open receivable balances. Specific allowances are also recorded based on historical experience, analysis of past due accounts, client creditworthiness and other current available information. However, our actual experience may vary from our estimates. If the financial condition of our clients were to deteriorate, resulting in their inability or unwillingness to pay our fees, we may need to record additional allowances or write-offs in future periods. This risk is mitigated to the extent that we typically receive retainers from some of our clients prior to performing significant services.

The provision for doubtful accounts is recorded as a reduction in revenue to the extent the provision relates to fee adjustments and other discretionary pricing adjustments. To the extent the provision relates to a client's inability to make required payments on accounts receivables, the provision is recorded in operating expenses.

Significant Clients and Customers

During 2013, there were three clients that individually accounted for 10% or more of the Company’s total revenues, and 63% in aggregate of the Company’s total revenues. At December 31, 2013, one client represented 100% of our gross accounts receivable balance.

Fixed Assets

Equipment is stated at cost. Maintenance and repairs are expensed as incurred. Depreciation of owned equipment is provided using the straight-line method over the estimated useful lives of the assets, ranging from two to seven years. Fixed assets are reviewed for impairment as discussed below under “Accounting for the Impairment of Long-Lived Assets.” We did not capitalize any interest during 2013.

Accounting for the Impairment of Long-Lived Assets

The Company evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Upon such an occurrence, recoverability of assets to be held and used is measured by comparing the carrying amount of an asset to forecasted undiscounted net cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. For long-lived assets held for sale, assets are written down to fair value, less cost to sell. Fair value is determined based on discounted cash flows, appraised values or management's estimates, depending upon the nature of the assets. The Company did not record any impairment charges related to long-lived assets during 2013.

Revenue Recognition

Revenue is recognized in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 605, Revenue Recognition. The Company recognizes revenue when persuasive evidence of an arrangement exists, the related services are rendered or delivery has occurred, the price is fixed or determinable and collectability is reasonably assured.

The Company primarily generates revenues from professional services consulting agreements. These arrangements are generally entered into on a time basis, for a fixed-fee or on a contingent fee basis. Generally, a prepayment or retainer is required prior to performing services.

Revenues from time based engagements are recognized as the hours are incurred by the Company.

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Revenues from fixed-fee engagements are recognized under the completed or proportional performance methods. Management reviews arrangement to determine whether or not the fixed-fee is for a final deliverable or act which is significant to the arrangement as a whole. If it is, revenue is recognized under the completed performance method, in which revenue is recognize once the final act or deliverable is performed or delivered. Revenue recognized under the proportional performance method is recognized as services are performed. Under this method, the Company estimates the amount of completed work versus the total services to be provided under the arrangement or deliverable in order to determine the amount of revenue to be recognized. Revenue recognition is affected by a number of factors that change the estimated amount of work required to complete the deliverable, such as changes in scope, timing, awaiting notification of license award from local government, and the level of client involvement. Losses, if any, on fixed-fee engagements are recognized in the period in which the loss first becomes probable and reasonably estimable. To date, such losses have not been significant. The Company believes if an engagement terminates prior to completion it can recover the costs incurred related to the services provided.

The Company has some arrangements for which the revenues are contingent upon achieving a pre-determined deliverable or future outcome. Any contingent revenue for these arrangements is not recognized until the contingency is resolved and collectability is reasonably assured.

The Company’s arrangements with clients may include terms to deliver multiple services or deliverables. These contracts specifically identify the services to be provided with the corresponding deliverable. The value for each deliverable is determined based on the prices charged when each element is sold separately or by other vendor-specific objective evidence (“VSOE”). Revenues are recognized in accordance with our accounting policies for the elements as described above. The elements qualify for separation when the deliverables have value on a stand-alone basis and the value of the separate elements can be established by VSOE or an estimated selling price. While assigning values and identifying separate elements requires judgment, generally selling prices of the separate elements are readily identifiable as the Company also sells those elements individually outside of a multiple services engagement. Contracts with multiple elements are typically fixed-fee or on time basis. Arrangements are typically terminable by either party upon sufficient notice and do not include provisions for refunds relating to services provided.

Differences between the timing of billings and the recognition of revenue are recognized as either unbilled services or deferred revenue in the accompanying balance sheet. Revenues recognized for services performed, but not yet billed to clients are recorded as unbilled services.

Reimbursable expenses, including those relating to travel, other out-of-pocket expenses and any third-party costs, are included as a component of revenues. Typically, an equivalent amount of reimbursable expenses are included in total direct client service costs. Reimbursable expenses related to time and materials and fixed-fee engagements are recognized as revenue in the period in which the expense is incurred and collectability is reasonably assured. Taxes collected from customers and remitted to governmental authorities are presented in the income statement on a net basis.

Revenue from cultivation supply sales, including the delivery fee, is recognized when an order has been obtained, the price is fixed and determinable, the product is shipped, title has transferred and collectability is reasonably assured. Generally, our suppliers’ drop-ship orders to our clients with origin terms. For any shipments with destination terms, the Company defers revenue until delivery to the customer. To date, sales returns have not been significant, and as such, a sales return allowance has not been recorded.

Cost of Revenues

The Company’s policy is to recognize cost of revenue in the same manner in conjunction with revenue recognition, when the costs are incurred. Cost of revenue includes the costs directly attributable to revenue recognition and includes Compensation and fees for services, Travel and other expenses for services and cost of supplies. Selling, general and administrative expenses are charged to expense as incurred.

Advertising

Advertising costs, which are included as a component of selling and marketing expense, are expensed as incurred and have been insignificant.

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Shipping and Handling Costs

For cultivation supply sales, shipping and handling costs are included as a component of cost of revenues.

Income Taxes

The Company has elected to be treated as an S corporation for income tax purposes as provided in Section 1361 of the Internal Revenue Code. In lieu of corporate income taxes, the owners are taxed on their proportionate share of the respective Company’s taxable income. As of December 31, 2013, the Company had elected and maintained its status as an S Corporation. The Company believes it does not have any uncertain tax positions. No provision or liability for federal or state income taxes has been included in the financial statements.

Earnings per Share

The Company reports earnings per share in accordance with FASB ASC 260, Earnings per Share. This statement requires dual presentation of basic and diluted earnings with a reconciliation of the numerator and denominator of the earnings per share computations. Basic earnings per share amounts are based on the weighted average shares of common outstanding. If applicable, diluted earnings per share assume the conversion, exercise or issuance of all common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. There were no adjustments to diluted earnings per share calculation as the Company does not have any dilutive instruments.

Related Party Transactions

The Company follows FASB ASC subtopic 850-10, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

Pursuant to ASC 850-10-20, related parties include: a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

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Note 3. Recent Accounting Pronouncements

In July 2013, the FASB issued Accounting Standards Update (“ASU”) No. 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists, to resolve the diversity in practice in the presentation of unrecognized tax benefits when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The ASU is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013 for all unrecognized tax benefits that exist at the effective date. Early adoption is permitted and retrospective application is permitted. The Company has not elected early adoption or retrospective application of this ASU as it is not applicable to the Company.

In February 2013, the FASB issued ASU No. 2013-02, Comprehensive Income (Topic 220). The amendments do not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the amendments require an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under US GAPP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, and entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. The amendments in this update are effective prospectively for reporting periods beginning after December 15, 2013. Early adoption is permitted. Adoption of this update is not expected to have a material effect on the Company’s results of operations or financial condition.

Note 4. Accounts receivable

Accounts receivable was comprised of the following amounts as of December 31, 2013:

12/31/2013

Gross accounts receivable from customers	$1,250
-0-
Accounts receivable, net	$1,250

The Company did not recognize any bad debt expense for the period ended December 31, 2013.

Note 5. Fixed Assets

Fixed assets for the year-ended December 31, 2013, consisted of office equipment and were $1,765, net of accumulated depreciation of $486.

Note 6. Related Party Transactions

From time to time, the Company’s two founder shareholders paid for the Company’s operating expenses which were recorded in due to director. As of December 31, 2013, the balance due from the Company to the two founding shareholders was $3,006.

Note 7. Commitments and Contingent Liabilities

As of December 31, 2013, the Company has no outstanding commitments of contingent liabilities.

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Note 8. Capital Stock

The Company is authorized to issue 12,000 common shares at $0.001 par value per share.

Upon the Company’s formation on March 5, 2013, the Company issued 4,000 shares of common stock to each of the co-founders Ellis Smith and Corey Hollister in exchange of $400, which was recorded as a reduction to due from director.

As of December 31, 2013, the Company has 8,000 common shares issued and outstanding.

Note 9. Segment Information

For the year ended December 31, 2013, the Company does not operate in any material, separately reportable operating segments.

Note 10. Subsequent Events

On May 15, 2014, the Company entered into an Agreement and Plan of Merger ("Merger Agreement") with Cannamerica Corp., a wholly-owned subsidiary of Brazil Interactive Media, Inc. (“BIMI”), under which all of the outstanding shares of common stock of the Company will be acquired. The effective time of the Merger shall be upon the filing of Certificates of Merger with the Secretaries of State of the States of Delaware and Colorado, pursuant to applicable statutes. As of the date of this report, July 23, 2014, the documents making the merger effective have not been filed.

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EXHIBIT F

ACC’S UNAUDITED FINANCIAL STATEMENTS FOR THE SIX MONTHS ENDED JUNE 30, 2014

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HOLLISTER & BLACKSMITH, INC.
D/B/A AMERICAN CANNABIS CONSULTING
BALANCE SHEETS

	June 30,	December 31,
	2014	2013
	(unaudited)	(audited)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$302,187	$17,597
Prepaid expenses and other current assets	45,047	4,368
Accounts receivable, net	—	1,250
Total current assets	347,234	23,215

PROPERTY AND EQUIPMENT, net	2,728	1,765

Total assets	$349,962	$24,980

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Deferred revenue	$116,642	$11,109
Due to directors	3,006	3,006
Accrued expenses	51,215	1,698
Accrued payroll liabilities	2,834	636
Accounts payable	46,579	152
Total current liabilities	220,276	16,601

DUE TO RELATED PARTIES	215,642	—

Total liabilities	435,918	16,601

SHAREHOLDERS’ EQUITY
Common stock, $.001 par value; 12,000 shares authorized;
10,000 and 8,000 shares issued and outstanding as of
June 30, 2014 and December 31, 2013, respectively	10	8
Additional paid in capital	990	792
Retained earnings (loss)	(86,956)	7,579
Total shareholders’ equity	(85,956)	8,379

Total liabilities and shareholders’ equity	$349,962	$24,980

The accompanying notes are an integral part of these consolidated financial statements.

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HOLLISTER & BLACKSMITH, INC.

D/B/A AMERICAN CANNABIS CONSULTING

STATEMENTS OF OPERATIONS

				From March 5, 2013
	Three Months	Three Months	Six Months	(Date of Inception)
	Ended	Ended	Ended	through
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
REVENUES
Consulting and advisory	$103,540	$4,350	$127,404	$4,350
Equipment & supplies	2,190	—	9,638	—
Total revenues	$105,730	$4,350	$137,042	$4,350

COST OF REVENUES
Cost of consulting and advisory	55,464	575	74,889	575
Cost of equipment & supplies	1,992	50	9,017	50
Total cost of revenues	57,456	625	83,906	625

GROSS PROFIT	48,274	3,725	53,136	3,725

OPERATING EXPENSES
General and administrative expenses	77,887	550	95,893	599
Selling and marketing expenses	26,072	1,271	47,517	1,271
Total operating expenses	103,959	1,821	143,410	1,870

INCOME (LOSS) FROM OPERATIONS	(55,685)	1,904	(90,274)	1,855

OTHER INCOME (EXPENSES)
Interest expense	(218)	—	(261)	—
Total other income (expenses)	(218)	—	(261)	—

NET INCOME (LOSS)	$(55,903)	$1,904	$(90,535)	$1,855

Basic and fully diluted net income per common share	$(5.99)	$0.23	$(10.45)	$0.23
Weighted average common shares outstanding	9,319	8,000	8,663	8,000

The accompanying notes are an integral part of these consolidated financial statements.

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HOLLISTER & BLACKSMITH, INC.
D/B/A AMERICAN CANNABIS CONSULTING
STATEMENTS OF SHAREHOLDERS' EQUITY

	Common Stock, $.001 Par,				Total
	12,000 Shares Authorized		Additional	Retained	Shareholders’
	Shares	Amount	Paid in Capital	Earnings	Equity

BALANCE, March 5, 2013 (Date of Inception)	—	$—	$—	$—	$—

Issuance of common stock	8,000	8	792	—	800

Net income (loss)	—	—	—	18,941	18,941

Distributions	—	—	—	(11,362)	(11,362)

BALANCE, December 31, 2013 (audited)	8,000	$8	$792	$7,579	$8,379

Net income (loss)	—	—	—	(90,535)	(90,535)

Issuance of common stock	2,000	2	198	—	200

Distributions	—	—	—	(4,000)	(4,000)

BALANCE, June 30, 2014 (unaudited)	10,000	$10	$990	$(86,956)	$(85,956)

The accompanying notes are an integral part of these consolidated financial statements.

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HOLLISTER & BLACKSMITH, INC.
D/B/A AMERICAN CANNABIS CONSULTING
STATEMENTS OF CASH FLOWS

		From March 5, 2013
	For The Six Months Ended	(Date of Inception) through
	June 30, 2014	June 30, 2013
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(90,535)	$1,855
Adjustments to reconcile net income to net cash provided
by operating activities
Depreciation	287	194
Changes in operating assets and liabilities:
Restricted cash	—	—
Prepaid expenses and other assets	(11,479)	—
Accounts receivable	1,250	—
Inventories	(29,198)
Deferred revenue	105,533	—
Accrued expenses	49,515	251
Accrued payroll liabilities	2,198	—
Accounts payable	46,427	—
Net cash provided by operating activities	73,998	2,300

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(1,250)	(2,250)
Net cash used in investing activities	(1,250)	(2,250)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from short-term notes payable	35,000	—
Repayment of short-term notes payable	(35,000)	—
Due to BIMI	215,642	—
Due to (from) directors	—	750
Proceeds from issuance of common stock	200	800
Distributions to owners	(4,000)	(1,500)
Net cash used in financing activities	211,842	50

NET INCREASE IN CASH AND CASH EQUIVALENTS	284,590	100

CASH AND CASH EQUIVALENTS, beginning of period	17,597	—

CASH AND CASH EQUIVALENTS, end of year	$302,187	$100

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash Paid during the period for interest	$261	$
Cash paid during the period for income taxes	$	$

The accompanying notes are an integral part of these consolidated financial statements.

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Note 1. Organization and Description of Business

Hollister & Blacksmith, Inc. dba American Cannabis Consulting (the “Company” or “ACC”) was incorporated on March 5, 2013 under the laws of the State of Colorado. ACC is based out of Denver, CO, and operates a fully integrated business model that features end-to-end solutions for businesses operating in the cannabis industry in states and countries where cannabis is regulated and has been de-criminalized for medical use and/or legalized for recreational use.

ACC provides its clients end-to-end solutions based on its specialized knowledge of and experience with operating in regulated cannabis industries. ACC is both a consulting and advisory service provider and a supplier of products and equipment to businesses operating in this unique industry. The Company’s consultants and advisors providing services to clients consist of the Company’s two officers and directors and three independent contractors.

On May 15, 2014, the Company entered into an Agreement and Plan of Merger ("Merger Agreement") with Cannamerica Corp., a wholly-owned subsidiary of Brazil Interactive Media, Inc. (“BIMI”), at which point in time, effective immediately, the Company’s co-founder and president, Corey Hollister, was named CEO of BIMI. Under the Agreement and Plan of Merger, all of the outstanding shares of common stock of the Company will be acquired. The effective time of the Merger shall be upon the filing of Certificates of Merger with the Secretaries of State of the States of Delaware and Colorado, pursuant to applicable statutes. As of the date of this report, September 4, 2014, the documents making the merger effective have not been filed.

Note 2. Summary of Significant Accounting Policies

Basis of Accounting

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Company has elected a fiscal year ending on December 31.

Use of Estimates in Financial Reporting

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements and reported amounts of revenues and expenses during the periods presented. Actual results could differ from these estimates. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements in the period they are deemed to be necessary. Significant estimates made in the accompanying financial statements include but are not limited to following: those related to revenue recognition, allowance for doubtful accounts and unbilled services, lives and recoverability of equipment and other long-lived assets, contingencies and litigation. The Company is subject to uncertainties, such as the impact of future events, economic, environmental and political factors, and changes in the business climate; therefore, actual results may differ from those estimates. When no estimate in a given range is deemed to be better than any other when estimating contingent liabilities, the low end of the range is accrued. Accordingly, the accounting estimates used in the preparation of the Company's financial statements will change as new events occur, as more experience is acquired, as additional information is obtained and as the Company's operating environment changes. Changes in estimates are made when circumstances warrant. Such changes and refinements in estimation methodologies are reflected in reported results of operations; if material, the effects of changes in estimates are disclosed in the notes to the financial statements.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. Cash and cash equivalents are held in operating accounts at a major financial institution. The Company’s cash balances at June 30, 2014 and December 31, 2013 did not exceed the deposit insurance limits for the financial institutions.

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Restricted Cash

Restricted cash is recorded at cost, which approximates fair value. There was no restricted cash included in current assets on our balance sheets as of June 30, 2014 and December 31, 2013. Restricted cash previously related to remaining proceeds from a short-term note entered into on March 21, 2014 (see Note 7. Notes Payable) which restricted the use of its proceeds.

Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets is comprised of advance payments made to third parties for independent contractors’ services, general expenses and inventory deposits. Prepaid services and general expenses are amortized over the applicable periods which approximate the life of the contract. When the Company takes title to inventory for which deposits are made, the related amount is classified as inventory and recognized as a cost of revenues (see “Cost of Revenues” below).

Accounts Receivable

Accounts receivable are recorded at the net value of face amount less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its accounts receivable and, if necessary, establishes the allowance for doubtful accounts by calculating and recording a specified percentage of the individual open receivable balances. Specific allowances are also recorded based on historical experience, analysis of past due accounts, client creditworthiness and other current available information. However, the Company’s actual experience may vary from its estimates. If the financial condition of its clients were to deteriorate, resulting in their inability or unwillingness to pay the Company’s fees, it may need to record additional allowances or write-offs in future periods. This risk is mitigated to the extent that the Company receives retainers from its clients prior to performing significant services.

The allowance for doubtful accounts is recorded as a reduction in revenue to the extent the provision relates to fee adjustments and other discretionary pricing adjustments. To the extent the provision relates to a client's inability to make required payments on accounts receivables, the provision is recorded in operating expenses.

Significant Clients and Customers

For the three months ended June 30, 2014, three clients individually accounted for 10% or more and 65% in aggregate of the Company’s total revenues. For the six months ended June 30, 2014, three clients individually accounted for 10% or more and 66% in aggregate of the Company’s total revenues. The Company did not have any revenues during fiscal year 2013.

The Company did not have any outstanding gross accounts receivables at June 30, 2014. At December 31, 2013, one client represented 100% of its gross accounts receivable balance of $1,250.

Property and Equipment, net

Property and Equipment is stated at net book value, cost less depreciation. Maintenance and repairs are expensed as incurred. Depreciation of owned equipment is provided using the straight-line method over the estimated useful lives of the assets, ranging from two to seven years. Property and equipment is reviewed for impairment as discussed below under “Accounting for the Impairment of Long-Lived Assets.” The Company did not capitalize any interest as of June 30, 2014 or December 31, 2013.

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Accounting for the Impairment of Long-Lived Assets

The Company evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Upon such an occurrence, recoverability of assets to be held and used is measured by comparing the carrying amount of an asset to forecasted undiscounted net cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. For long-lived assets held for sale, assets are written down to fair value, less cost to sell. Fair value is determined based on discounted cash flows, appraised values or management's estimates, depending upon the nature of the assets. The Company had not recorded any impairment charges related to long-lived assets as of June 30, 2014 or December 31, 2013.

Revenue Recognition

Revenue is recognized in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 605, Revenue Recognition. The Company recognizes revenue when persuasive evidence of an arrangement exists, the related services are rendered or delivery has occurred, the price is fixed or determinable and collectability is reasonably assured.

The Company primarily generates revenues from professional services consulting agreements. These arrangements are generally entered into on a time basis, for a fixed-fee or on a contingent fee basis. Generally, a prepayment or retainer is required prior to performing services.

Revenues from time-based engagements are recognized as the hours are incurred by the Company.

Revenues from fixed-fee engagements are recognized under the completed or proportional performance methods. Management reviews arrangement to determine whether or not the fixed-fee is for a final deliverable or act which is significant to the arrangement as a whole. If it is, revenue is recognized under the completed performance method, in which revenue is recognized once the final act or deliverable is performed or delivered. Revenue recognized under the proportional performance method is recognized as services are performed. Under this method, the Company estimates the amount of completed work in comparison to the total services to be provided under the arrangement or deliverable in order to determine the amount of revenue to be recognized. Revenue recognition is affected by a number of factors that change the estimated amount of work required to complete the deliverable, such as changes in scope, timing, awaiting notification of license award from local government, and the level of client involvement. Losses, if any, on fixed-fee engagements are recognized in the period in which the loss first becomes probable and reasonably estimable. As of June 30, 2014 and December 31, 2013, such losses have not been significant. The Company believes if an engagement terminates prior to completion it can recover the costs incurred related to the services provided.

The Company has some arrangements for which revenues are contingent upon achieving a pre-determined deliverable or future outcome. Any contingent revenue for these arrangements is not recognized until the contingency is resolved and collectability is reasonably assured.

The Company’s arrangements with clients may include terms to deliver multiple services or deliverables. These contracts specifically identify the services to be provided with the corresponding deliverable. The value for each deliverable is determined based on the prices charged when each element is sold separately or by other vendor-specific objective evidence (“VSOE”). Revenues are recognized in accordance with our accounting policies for the elements as described above. The elements qualify for separation when the deliverables have value on a stand-alone basis and the value of the separate elements can be established by VSOE or an estimated selling price. While assigning values and identifying separate elements requires judgment, generally selling prices of the separate elements are readily identifiable as the Company also sells those elements individually outside of a multiple services engagement. Contracts with multiple elements are typically fixed-fee or on time basis. Arrangements are typically terminable by either party upon sufficient notice and do not include provisions for refunds relating to services provided.

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Differences between the timing of billings and the recognition of revenue are recognized as either unbilled services or deferred revenue in the accompanying balance sheet. Revenues recognized for services performed, but not yet billed to clients are recorded as unbilled services.

Reimbursable expenses, including those relating to travel, other out-of-pocket expenses and any third-party costs, are included as a component of revenues. Typically, an equivalent amount of reimbursable expenses are included in total direct client service costs. Reimbursable expenses related to time and materials and fixed-fee engagements are recognized as revenue in the period in which the expense is incurred and collectability is reasonably assured. Taxes collected from customers and remitted to governmental authorities are presented in the statement of operations on a net basis.

Revenue from supply and equipment sales, including the delivery fee, is recognized when an order has been obtained, the price is fixed and determinable, the product is shipped, title has transferred and collectability is reasonably assured. Generally, our suppliers’ drop-ship orders to our clients with origin terms. For any shipments with destination terms, the Company defers revenue until delivery to the customer. As of June 30, 2014 and December 31, 2013, sales returns had not been significant and as such, a sales return allowance had not been recorded.

Cost of Revenues

The Company’s policy is to recognize costs of revenue in the same manner in conjunction with revenue recognition. Cost of revenue includes the costs directly attributable to revenue recognition and includes compensation and fees for services, travel and other expenses for services and cost of products and equipment. Selling, general and administrative expenses are charged to expense as incurred.

Advertising

Advertising costs are included as a component of selling and marketing expense and are expensed as incurred. During the three and six month periods ended June 30, 2014, these costs were $8,252 and $8,322, respectively. There were no such costs during fiscal 2013.

Shipping and Handling Costs

For supply and equipment sales, shipping and handling costs are included as a component of cost of revenues.

Income Taxes

The Company has elected to be treated as an S corporation for income tax purposes as provided in Section 1361 of the Internal Revenue Code. In lieu of corporate income taxes, the owners are taxed on their proportionate share of the respective Company’s taxable income. As of June 30, 2014 and December 31, 2013, the Company had elected and maintained its status as an S Corporation. The Company believes it does not have any uncertain tax positions as of June 30, 2014 and December 31, 2013, and accordingly, no liability for federal or state income taxes was included in the financial statements as of these dates, and no provision for federal or state income taxes has been included in the financial statements during the six and three month periods ended June 30, 2014 and June 30, 2013.

Earnings per Share

The Company reports earnings per share in accordance with FASB ASC 260, Earnings per Share. This statement requires dual presentation of basic and diluted earnings with a reconciliation of the numerator and denominator of the earnings per share computations. Basic earnings per share amounts are based on the weighted average shares of common stock outstanding. If applicable, diluted earnings per share assume the conversion, exercise or issuance of all common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. There were no adjustments to the diluted earnings per share calculation as the Company does not have any dilutive instruments during the periods presented.

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Related Party Transactions

The Company follows FASB ASC subtopic 850-10, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

Pursuant to ASC 850-10-20, related parties include: a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which statements of operation are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which statements of operations are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

See Note 9 Related Party Transactions for associated disclosures.

Note 3. Recent Accounting Pronouncements

In July 2013, the Financial Accounting Standards Board (FASB) issued accounting standards update (“ASU”) No. 2013-11 “Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists,” to resolve the diversity in practice in the presentation of unrecognized tax benefits when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. Although permitted by the ASU, the Company did not elect early adoption or retrospective application. As such, the ASU became effective prospectively for the Company as of its first quarter of 2014. As of June 30, 2014, the Company did not have any unrecognized tax benefits that meet the conditions described by the ASU; accordingly, the ASU did not have any impact on the Company’s results of operations or financial position.

In May 2014, the FASB issued ASU 2014-09,”Revenue from Contracts with Customers (Topic 606)”, which supersedes the revenue recognition requirements in ASC 605, “Revenue Recognition”. This ASU requires revenue to be recognized to reflect the consideration an entity expects to be entitled to in exchange for the transfer of goods or services to customers in the appropriate period. This ASU also requires disclosures enabling users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. Additionally, qualitative and quantitative disclosures about customer contracts, significant judgments and changes in judgments, and assets recognized from the costs to obtain or fulfill a contract are required. The Company will be required to implement this guidance in the first quarter of fiscal year 2017, using one of two prescribed retrospective methods. No early adoption is permitted. The Company has not yet determined the effect of adoption on the consolidated financial statements.

There have been no other recent accounting pronouncements or changes in accounting pronouncements during the quarter ended June 30, 2014 that are of significance, or potential significance, to the Company.

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Note 4. Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets were comprised of the following as of June 30, 2014 and December 31, 2013:

	June 30, 2014	December 31, 2013
	(unaudited)	(audited)

Finished goods inventories	$29,198	$—
Prepaid expenses	9,657	4,368
Deposits	5,990	—
Other current assets	202	—
Prepaid expenses and other current assets	$45,047	$4,368

Note 5. Accounts receivable

Accounts receivable was comprised of the following as of June 30, 2014 and December 31, 2013:

	June 30, 2014	December 31, 2013
	(unaudited)	(audited)

Gross accounts receivables	$—	$1,250
Less allowance for doubtful accounts	—	—
Accounts receivable, net	$—	$1,250

The Company did not recognize any bad debt expense for the three and six month periods ended June 30, 2014. The Company also did not recognize any bad debt expense during fiscal 2013.

Note 6. Property and Equipment, net

Property and equipment, net, was comprised of the following as of June 30, 2014 and December 31, 2013:

	June 30, 2014	December 31, 2013
	(unaudited)	(audited)
Office equipment	$2,250	$2,250
Machinery & Equipment	1,250	—
PROPERTY AND EQUIPMENT, gross	$3,500	$2,250
Less accumulated depreciation	(772)	(485)
PROPERTY AND EQUIPMENT, net	$2,728	$1,765

The Company recorded depreciation expense of $141 and $287 during the three and six months ended June 30, 2014, respectively. The Company recorded depreciation expense of $49 during the three months ended June 30, 2013 and $194 from the date of inception of March 5, 2013 through June 30, 2013.

Note 7. Notes Payable

On March 21, 2014, the Company entered into a secured promissory note with Duchess Opportunity Fund, II, LP, in the amount of $35,000 which bears interest of 5% per annum. This principal on the note was satisfied on May 15, 2014 by converting the note to a BIMI convertible debenture (see Note 9. Related Party Transactions). During the three and six months ended June 30, 2014, the Company recorded interest expense related to this note of $217 and $261, respectively. The company recorded no interest expense from the date of inception of March 5, 2013 through June 30, 2013.

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Note 8. Earnings (Loss) Per Share

The Company calculates basic loss per share by dividing net loss by the weighted average number of shares of common stock outstanding. Shares issuable upon the satisfaction of certain conditions, if any, are considered outstanding and included in the computation of basic loss per share. No such shares existed for the three and six month periods ended June 30, 2014.

During the three and six months ended June 30, 2014, the company had no antidilutive shares excludable from its earnings per share calculation.

Note 9. Related Party Transactions

From time to time, the Company purchases inventory and equipment from Baroud Development Group, in which Anthony Baroud, the Company’s Vice President, is a owner. During the three months ended June 30, 2014, total such transactions were $30,300.

In May 2014, the Company received $267,840 in financing from BIMI (see Note 1. Organization and Description of Business) which included converting the $35,000 note payable (see Note 7. Notes Payable) to a BIMI convertible debenture. The Company additionally paid expenses and liabilities related to BIMI in the amount of $87,198, which was offset against due to related party.

As of June 30, 2014, the Company recorded $37,375 and $18,163 in accounts payables and accrued expenses which were offset by the funds received. BIMI has accounted for these transactions as other current receivables.

Note 10. Commitments and Contingent Liabilities

As of June 30, 2014 and December 31, 2013, the Company had no outstanding commitments or contingent liabilities meeting the criteria for recognition under its accounting policies in accordance with US GAAP.

Note 11. Capital Stock

The Company is authorized to issue 12,000 common shares at $0.001 par value per share.

On May 2, 2014, the Company issued 1,500 shares of common stock in exchange for $150 to Anthony Baroud, who was named Vice President of the Company. On the same date, the Company additionally issued 500 shares to two other individuals in exchange for $50. These transactions have been recorded as other current assets as of June 30, 2014.

Upon the Company’s formation on March 5, 2013, the Company issued 4,000 shares of common stock to each of the co-founders Ellis Smith and Corey Hollister in exchange of $400, which was recorded as a reduction to due from directors.

As of June 30, 2014 and December 31, 2013, the Company had 10,000 and 8,000 common shares issued and outstanding, respectively.

Note 12 Segment Information

From the date of inception of March 5, 2013 through June 30, 2014, the Company did not operate in any material, separately reportable operating segments.

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EXHIBIT G

PRO FORMA FINANCIAL STATEMENTS FOR THE COMPANY AND ACC

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American Cannabis Company, Inc.
F/K/A Brazil Interactive Media, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheets
As of June 30, 2014

		HOLLISTER & BLACKSMITH, INC.
	BAZIL INTERACTIVE MEDIA, INC	dba AMERICAN CANNABIS CONSULTING	PRO FORMA ADJUSTMENT		PRO FORMA COMBINED TOTAL
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$—	$302,187	$—		$302,187
Prepaid expenses and other current assets	—	45,047	—		45,047
Due from related party	215,642		(215,642)	B	—
Accounts receivable, net	—	—	—		—
Total current assets	215,642	347,234	(215,642)		347,234
PROPERTY AND EQUIPMENT, net	—	2,728	—		2,728
Total assets	$215,642	$349,962	$(215,642)		$349,962
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Deferred revenue	$—	$116,642	$—		$116,642
Due to directors	—	3,006	—		3,006
Accrued expenses	—	51,215	—		51,215
Accrued payroll liabilities	—	2,834	—		2,834
Convertible note payable, net of discount	36,204	—	—		36,204
Accounts payable	58,467	46,579	—		105,046
Total current liabilities	94,671	220,276	—		314,947
DUE TO RELATED PARTIES	—	215,642	(215,642)	B	—
Total liabilities	94,671	435,918	(215,642)		314,947
SHAREHOLDERS’ EQUITY
Preferred stock, $0.01 par value, 5,000,000 shares authorized;
- 0- shares issued and outstanding	—	—	—		—
Common stock, $0.00001 par value, 100,000,000 shares authorized;
40,425,000 shares issued and outstanding	404	10	(10)	A	404
Additional paid in capital	7,414,647	990	10	A	7,415,647
Retained earnings (loss)	(7,294,080)	(86,956)			(7,381,036)
Total shareholders’ equity	120,971	(85,956)	—		35,015
Total liabilities and shareholders’ equity	$215,642	$349,962	$(215,642)		$349,962

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(A)	On May 15, 2014, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), between the Company, Cannamerica, Inc., Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Hollister & Blacksmith, Inc. d/b/a American Cannabis Consulting, Inc., a Colorado corporation (“ACC”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into ACC through a reverse triangular merger transaction upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the General Corporation Law of the State of Delaware. Pursuant to the transactions contemplated by the Merger Agreement, (i) each share of common stock of ACC will be exchanged for shares of the Company based on a ratio of 3,171.0628 to one, (ii) ACC shall continue as the surviving corporation after the transactions contemplated by the Merger Agreement, (iii) each share of common stock of Merger Sub will be converted into and exchanged for one share of common stock of ACC and (iv) the Company shall change its name to “American Cannabis Company, Inc.” ACC was incorporated as Hollister & Blacksmith, Inc. on March 5, 2013 under the laws of the State of Colorado, and is based out of Denver, Colorado.

On May 16, 2014, the Company entered into a Separation and Exchange Agreement (the “Separation Agreement”), by and among the Company, BIMI, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and Brazil Investment Holding, LLC (“Holdings”), a Delaware limited liability company and the majority stockholder of the Company. Pursuant to the Separation Agreement, the Company agreed to distribute all shares of common stock of BIMI, Inc. held by the Company in exchange for all of the common stock held by Holdings, thereby resulting in a complete separation of BIMI, Inc. (the “Separation”). The Company and BIMI, Inc. each shall retain all assets and liabilities in its respective name, and shall take any and all actions necessary so that (i) the Company will own or be liable for all existing Company assets and liabilities and (ii) BIMI, Inc. will own or be liable for all existing BIMI, Inc. assets and liabilities, including all assets and liabilities of BIMI Inc.’s subsidiaries.  The Separation Agreement further provides that all intercompany agreements by and between the Company, or any of its subsidiaries, and BIMI Inc., or any of its subsidiaries, are terminated except for confidentiality, non-disclosure or release of liability agreements.

The foregoing descriptions of the Merger Agreement and Separation Agreement do not purport to be complete and are qualified in their entirety by the terms of the Merger Agreement, which is filed as an exhibit to the Form 8-K filed by the Company with the Securities and Exchange Commission on May 15, 2014 and the terms of the Separation Agreement, which is filed as an exhibit to the Form 8-K filed by the Company with the Securities and Exchange Commission on May 20, 2014. Further, additional information relevant to the transactions contemplated by the Merger Agreement and Separation Agreement can be found in the Company’s Preliminary Information Statement filed on Schedule 14C with the Securities and Exchange Commission on May 29, 20 14, as amended June 16, 2014 and July 29, 2014.

(B)	Elimination of Due to/From account between BRAZIL INTERACTIVE MEDIA, INC and HOLLISTER & BLACKSMITH, INC.

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American Cannabis Company, Inc.
F/K/A Brazil Interactive Media, Inc.
UNAUDITED Pro Forma CONDENSED COMBINED Statement of Operations
For The Six Months Ended June 30, 2014

	BRAZIL INTERACTIVE MEDIA, INC	HOLLISTER & BLACKSMITH, INC.
		dba AMERICAN CANNABIS CONSULTING	PRO FORMA ADJUSTMENT	PRO FORMA COMBINED TOTAL
REVENUES
Consulting and advisory	$—	$127,404	$—	$127,404
Equipment & supplies	—	9,638	—	9,638
Total revenues	$—	$137,042		$137,042

COST OF REVENUES
Cost of consulting and advisory	—	74,889	—	74,889
Cost of equipment & supplies	—	9,017	—	9,017
Total cost of revenues	—	83,906	—	83,906

GROSS PROFIT	—	53,136	—	53,136

OPERATING EXPENSES
General and administrative expenses	1,527,010	95,893	—	1,622,903
Selling and marketing expenses	—	47,517	—	47,517
Total operating expenses	1,527,010	143,410	—	1,670,420

INCOME (LOSS) FROM OPERATIONS	(1,527,010)	(90,274)	—	(1,617,284)

OTHER INCOME (EXPENSES)
Gain on debt forgiveness	96,193		—	96,193
Interest expense	(36,204)	(261)	—	(36,465)
Total other income (expenses)	59,989	(261)	—	59,728

NET INCOME (LOSS)	$(1,467,021)	$(90,535)	$—	$(1,557,556)

Basic and fully diluted net income per common share	N/A	N/A	$—	$(0.04)

Weighted average common shares outstanding	N/A	N/A	—	44,213,023

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American Cannabis Company, Inc.
F/K/a Brazil Interactive Media, Inc.
UNAUDITED Pro Forma CONDENSED COMBINED Statement of Operations
For The Year Ended December 31, 2013

	BRAZIL INTERACTIVE MEDIA, INC	HOLLISTER & BLACKSMITH, INC.
		dba AMERICAN CANNABIS CONSULTING	PRO FORMA ADJUSTMENT	PRO FORMA COMBINED TOTAL
REVENUES
Consulting and advisory	$—	$70,273	$—	$70,273
Equipment & supplies	—	5,063	—	5,063
Total revenues	$—	$75,336		$75,336

COST OF REVENUES
Cost of consulting and advisory	—	19,197	—	19,197
Cost of equipment & supplies	—	4,060	—	4,060
Total cost of revenues	—	23,257	—	23,257

GROSS PROFIT	—	52,079	—	52,079

OPERATING EXPENSES
General and administrative expenses	3,144,536	13,530	—	3,158,066
Selling and marketing expenses	—	19,608	—	19,608
Total operating expenses	3,144,536	33,138	—	3,177,674

INCOME (LOSS) FROM OPERATIONS	(3,144,536)	18,941	—	(3,125,595)

NET INCOME (LOSS)	$(3,144,536)	$18,941	$—	$(3,125,595)

Basic and fully diluted net income per common share	N/A	N/A	$—	$(0.16)

Weighted average common shares outstanding	N/A	N/A	—	19,059,940

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EXHIBIT H

CERTIFICATE OF AMENDMENT OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

BRAZIL INTERACTIVE MEDIA, INC.

Brazil Interactive Media, Inc. (the “Corporation”) hereby certifies that:

1.	FIRST: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 24, 2001 under the name “NatureWell, Incorporated”, and a Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 20, 2006.

2.	SECOND: A Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 21, 2013 whereby the Corporation, among other things, changed the name of the Corporation to “Brazil Interactive Media, Inc.”

3.	THIRD: Pursuant to Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment to the Restated Certificate of Incorporation, as amended (this “Amendment”), further amends the provisions of the Corporation’s Restated Certificate of Incorporation.

4.	FOURTH: The terms and provisions of this Amendment have been duly approved by written consent of the required number of shares of outstanding stock of the Corporation pursuant to Subsection 228(a) of the General Corporation Law of the State of Delaware.

5.	FIFTH: Article First of the Corporation’s Restated Certificate of Incorporation, as amended, is deleted in its entirety and substituted by the following:

“The name of the Corporation is American Cannabis Company, Inc.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Corporation’s Restated Certificate of Incorporation, as amended, on ________, 2014.

Corey Hollister
Cheif Executive Officer

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